Exhibit 99.6

Estimates

Fiscal Year Ending March 31, 2027

BRITISH COLUMBIA

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Estimates

Fiscal Year Ending March 31, 2027

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. — 1983 —

Annual.

Continues: British Columbia. Ministry of
Finance.

Estimates of revenue and expenditure. ISSN
0707-3046

Vols. for 1983 — have suppl.

Imprint varies: Ministry of Finance, 1983-1987;

Ministry of Finance and Corporate Relations,
1988-

ISSN 0712-45975=Estimates — Province of
British Columbia

1. British Columbia — Appropriations and
expenditures — Periodicals.2.Budget — British
Columbia —

Periodicals. I. British Columbia. Ministry of

Finance. II. British Columbia. Ministry of

Finance and Corporate Relations. III. Title.

HJ13.B742          354.7110072'225

Rev. Mar. 1987

TABLE OF CONTENTS

PAGE

Introduction to the Estimates	v
Explanatory Notes	vi

Summary Information
Estimates Accounting Policies and Presentation Changes	1
Estimated Statement of Financial Position	3
Estimated Statement of Operations	4
Reconciliation of Estimated Surplus/Deficit to Estimated Change in Debt	4
Estimated Revenue by Source	5
Estimated Expense by Function	6
Estimated Expense by Organization	7
Estimated General Fund Appropriations	8

Estimates of Special Offices, Ministries and Other Appropriations
Legislative Assembly	17
Officers of the Legislature	19
Office of the Premier	25
Ministry of Agriculture and Food	29
Ministry of Attorney General	37
Ministry of Children and Family Development	47
Ministry of Citizens’ Services	53
Ministry of Education and Child Care	57
Ministry of Emergency Management and Climate Readiness	65
Ministry of Energy and Climate Solutions	69
Ministry of Environment and Parks	79
Ministry of Finance	87
Ministry of Forests	105
Ministry of Health	113
Ministry of Housing and Municipal Affairs	119
Ministry of Indigenous Relations and Reconciliation	127
Ministry of Infrastructure	137
Ministry of Jobs and Economic Growth	143
Ministry of Labour	151
Ministry of Mining and Critical Minerals	155
Ministry of Post-Secondary Education and Future Skills	159
Ministry of Public Safety and Solicitor General	163
Ministry of Social Development and Poverty Reduction	173
Ministry of Tourism, Arts, Culture and Sport	177
Ministry of Transportation and Transit	185
Ministry of Water, Land and Resource Stewardship	189
Management of Public Funds and Debt	197
Other Appropriations	201

Schedules

A	–	General Fund Operating Expenses and Capital Expenditures Reconciliation – 2025/26	211
B	–	General Fund Special Accounts Summary	219
C	–	Financing Transactions - Capital Expenditures	220
D	–	Financing Transactions - Loans, Investments and Other Requirements	221
E	–	Financing Transactions - Revenue Collected for, and Transferred to, Other Entities	222
F	–	Summary of Ministerial Accountability for Operating Expenses	223
G	–	Estimated Consolidated Revenue Fund Operating Result	225
H	–	Major Service Delivery Agencies Estimated Revenues and Expenses	227
I	–	Estimated Taxpayer-supported Staff Utilization (FTEs)	228

Explanatory Notes on the Group Account Classifications	229

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INTRODUCTION TO THE ESTIMATES

The main Estimates for each fiscal year are presented to the Legislative Assembly by the Minister of Finance. The contents of the main Estimates are outlined in section 5 of the Budget Transparency and Accountability Act and the timing of their presentation is outlined in section 6.

The main Estimates serve two purposes:

For the broader government reporting entity, which includes the Consolidated Revenue Fund (CRF) as well as Crown corporations and service delivery agencies that are controlled by the government, the main Estimates provide an overview of government’s fiscal plan for 2026/27. This includes forecasts of staff utilization and the projected financial results of the larger service delivery agencies. The Estimates also include restated main Estimates and updated forecast information for the 2025/26 fiscal year for comparative purposes.

For core government (CRF), the Estimates form the basis for annual appropriations approved by the Legislature for both operating and financing transactions upon the enactment of a Supply Act.

The General Fund is the main operating fund within the CRF and includes a number of Special Accounts where the statutory authority for expenditures is derived from statutes other than a Supply Act.

The BC Prosperity Fund is a special fund whose general purpose is to set aside portions of government’s annual surplus as a long-term legacy intended to help eliminate taxpayer-supported debt of the government reporting entity over time; improves the cost of living for families; makes investments in health care, education, transportation, and other priorities; and provides a permanent legacy endowment that provides future benefits to British Columbia. The BC Prosperity Fund will earn and retain investment earnings to be used for these purposes.

All expenditures from the CRF must be authorized by an appropriation, either through a Supply Act or through a specific provision in another statute. The Votes in the Estimates are the details of that year’s appropriations for each special office, ministry, and other purpose. The vote descriptions provide the framework for legislative control of government spending, since funds can only be expended for purposes stated in the Estimates. Special types of appropriation for capital expenditures, loans and advances, and dedicated revenue (financing transactions) are voted on a total amount basis, although the Estimates do provide allocations by ministry for disclosure purposes.

Legislative authority for voted appropriations is provided by the Supply Act, which includes a summary of the Estimates appropriations as schedules to the Act. Expenses cannot exceed individual Vote totals without additional legislative authority. Expenses from Special Accounts are also disclosed in the Estimates; however, they are not included in Supply Act totals as these accounts have separate statutory spending authority.

The allocation of voted and statutory appropriation to standard objects of expense (STOB) is disclosed in the Supplement to the Estimates. While section 23(4) of the Financial Administration Act authorizes the spending of an appropriation on any activity or STOB, this more detailed presentation provides additional information and establishes a framework for administrative control by Treasury Board. The Supplement to the Estimates can be found on the Government of British Columbia’s budget website at https://www.bcbudget.gov.bc.ca/.

The 2026/27 Estimates are composed of three separate sections:

1.	Summary Information — This section presents an outline of the accounting policies on which the Estimates have been prepared and significant presentation changes in the Estimates from the previous year. This section also provides information on the projected results of the broader government reporting entity, including a statement of financial position; a statement of operations; a reconciliation of the projected surplus (deficit) to the forecast change in debt; details on the components of forecast revenue and expense; and a summary of estimated General Fund appropriations.

2.	Estimates of Special Offices, Ministries and Other Appropriations — This section presents the details of the appropriations from the General Fund arranged by special office, ministry, or other grouping (such as Other Appropriations). The details in the Estimates include breakdowns by core businesses and group account classification.

Each special office, ministry, or other grouping is presented on a similar basis.

1.	Summary — summarizes total voted and statutory expense, capital, and other financing transactions.
2.	Summary by Core Business — for ministries, discloses operating expenses, capital expenditures, and other financing transactions by core business on both a gross (before deducting estimated external recoveries) and net (after deducting estimated external recoveries) basis. A core business includes programs and/or functions grouped together based on common roles and/or purposes. For special offices and other groupings, these items are disclosed by vote.
3.	Vote and Statutory Appropriations Descriptions — for ministries, includes a description of the purpose for each vote and operating expenses for both voted and statutory appropriations broken down by core business. For special offices and other groupings, these items are disclosed by vote.
4.	Special Accounts — discloses revenue, expense, capital, other financing transactions, and projected spending authority available for all special accounts.
5.	Financing Transactions — discloses financing transactions that are the responsibility of the special office or ministry, including loans, investments and other requirements by core business and revenue collected for, and transferred to, other entities by core business.

3.	Schedules — This section consists of supporting schedules that include the following: a reconciliation of the 2025/26 main Estimates to the restated 2025/26 main Estimates; a summary of operating and financial requirements and opening and closing balances for all Special Accounts; a summary of financing transactions for capital expenditures; a summary of financing transactions for loans, investments and other requirements; a summary of financing transactions for revenue collected for, and transferred to, other entities; a summary of ministerial accountability for voted operating expenses; an estimated CRF operating result, including segmented results for both the General Fund and the BC Prosperity Fund; a summary of major service delivery agency revenues and expenses; and an estimate of the staff utilization for the taxpayer-supported government reporting entity.

v

EXPLANATORY NOTES

The Relationship Between Net Expense and Spending Authority

Consolidated Revenue Fund (CRF) expense budgets are established based on the gross amount of funds required for a particular purpose, with anticipated recoveries being deducted to arrive at the net expense. It is the net expense that is included in an annual Supply Act and voted on by the Legislative Assembly.

Section 23(3) of the Financial Administration Act (FAA) provides that where a vote in the Estimates approved by the Legislature shows an item as a credit or recovery, the vote is deemed to appropriate spending authority for the net expense plus the estimated amount of the credit or recovery, whether or not this latter amount is actually realized. An under-realization of recoveries without a corresponding decrease in spending would have the same effect on the CRF operating result as an equivalent shortfall in anticipated government revenue.

Section 23(3)(c) of the FAA also provides that excess recoveries (amounts earned over and above those estimated) may be used for additional expenses. Prior approval of Treasury Board is not required, unless otherwise directed. This incremental spending would have no impact on the CRF operating result since the incremental recoveries would offset the incremental spending with no change to net expense.

There are a number of checks and balances to the use of recoveries to understate net expense. The Balanced Budget and Ministerial Accountability Act requires ministers to meet their net expense targets as outlined in Schedule F. As well, section 27(1)(a) of the FAA authorizes Treasury Board to restrict spending under any appropriation – voted or statutory.

Recoveries in the Estimates

Recoveries are disclosed in each special office, ministry, or other appropriation section of the Estimates in two places: the Summary by Core Business or the Summary by Vote; and the Group Account Classification Summary.

There are two forms of recoveries:

Internal Recoveries — represent transfers within the CRF and generally include inter-ministry chargebacks for costs budgeted centrally in government for the provision of certain goods and services that are recovered from areas elsewhere in government that consume and/or use those goods and services. Employee benefits, workplace technology services, legal services, accommodation and real estate services, alternate service delivery services, postal services, King’s Printer services, and Provincial Treasury banking charges are examples of internal recoveries.

External Recoveries — represent recoveries from entities outside of the CRF, including costs and amounts recovered from government corporations, education and health sector organizations, other levels of government, non-government organizations, individuals, and businesses. External recoveries also include sinking fund interest earnings, an offset for commissions paid for the collection of government revenues and accounts, and increases in provisions for, or the write-off of, uncollectible revenue-related accounts. An example of a major external recovery is interest costs relating to funds borrowed by government and re-loaned to public bodies.

The expense disclosures in the Summary by Core Business and the Summary by Vote only add External Recoveries to Net Expense to arrive at Gross Expense (i.e., the FAA section 23(3) spending authority), as the spending related to Internal Recoveries may be restricted by Treasury Board – in effect, limiting their inherent spending authority. $1,000 placeholders are used when a reasonable estimate is not available. Details on internal and external recoveries by vote are provided in the Supplement to the Estimates.

Financing Transactions

The government capitalizes a number of costs in its financial statements in accordance with generally accepted accounting principles (GAAP). In addition, the government requires spending authority for disbursements which are made for purposes such as loans, investments and other requirements, and revenue collected for, and transferred to, other entities. The annual amounts are shown in each special office or ministry section of the Estimates and are summarized in schedules to the Estimates. These costs are not included in their operating budgets; rather, each schedule is voted as one amount in the Supply Act.

Capital Expenditures – Schedule C

These expenditures reflect the acquisition cost of tangible capital assets. While the initial expenditure is not part of operating expenses, the amortization of the cost of tangible capital assets is included in operating budgets. Schedule C summarizes core government capital acquisitions that are voted on by the Legislative Assembly and the total estimated cost of capital acquisitions for all taxpayer-supported organizations.

Loans, Investments and Other Requirements – Schedule D

The government disburses funds from the General Fund of the CRF for a variety of purposes related to ministry operations, including student loans, land development, timber inventory acquisition, land tax deferment program costs, international fuel tax agreement payments, and returns of deposits. Receipts represent recoveries of these amounts plus loan repayments, deposits accepted by government, and interest on deposits.

Revenue Collected for, and Transferred to, Other Entities – Schedule E

The government has dedicated certain revenue sources to specific programs or entities. The government collects the revenue on behalf of programs or entities and remits it to them. The total estimated disbursements set out in Schedule E are included in the Supply Act. Actual disbursements may vary depending on the amount of receipts in each program area and may exceed the estimated amounts to the extent authorized by other appropriations.

vi

SUMMARY INFORMATION

Estimates Accounting Policies and Presentation Changes

Estimated Statement of Financial Position

Estimated Statement of Operations

Reconciliation of Estimated Surplus/Deficit to Estimated Change in Debt

Estimated Revenue by Source

Estimated Expense by Function

Estimated Expense by Organization

Estimated General Fund Appropriations

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ESTIMATES ACCOUNTING POLICIES AND PRESENTATION CHANGES

Estimates Accounting Policies

1.	Basis of Accounting — The Estimated Statement of Financial Position and the Estimated Statement of Operations in the 2026/27 Estimates are prepared in accordance with generally accepted accounting principles (GAAP) for senior governments as required by the Budget Transparency and Accountability Act (BTAA) and as recommended by the independent Public Sector Accounting Board of the Chartered Professional Accountants of Canada. Details on the significant accounting policies that form government’s basis of accounting can be found in Note 1 of the 2024/25 Public Accounts on the Ministry of Finance website at: https://www2.gov.bc.ca/gov/content/governments/finances/public-accounts.

2.	Reporting Entity — The government reporting entity includes organizations that meet the criteria of control by the Province as established under GAAP. This includes the Consolidated Revenue Fund, service delivery agencies, government partnerships, and self-supported Crown corporations. Service delivery agencies include school districts, post-secondary institutions, health authorities and hospital societies, and taxpayer-supported Crown corporations and agencies.

3.	Consolidation — The 2026/27 Estimates fully consolidate the Consolidated Revenue Fund with the individual assets, liabilities, revenues, and expenses of service delivery agencies on a line-by-line basis. Government’s interests in government partnerships are reported on a proportional consolidation basis. Self-supported Crown corporation results are consolidated using the modified equity basis, which reports net assets as an investment and net income/loss as revenue.

Significant Presentation Changes in the 2026/27 Estimates

For comparative purposes, the 2025/26 Estimates and Updated Forecast amounts have been restated to be consistent with the 2026/27 Estimates presentation. These restatements reflect the government reorganizations since the 2025/26 Estimates were presented to the Legislative Assembly on March 4, 2025; incorporate a number of inter-ministry transfers and/or changes; and adjust expenses for presentation changes.

A reconciliation of the restated General Fund operating expenses and capital expenditures for transfers between ministries is presented in Schedule A.

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ESTIMATES, 26/27	3

ESTIMATED STATEMENT OF FINANCIAL POSITION 1

($000)

Estimates 2025/26	Updated Forecast 2025/26		Estimates 2026/27
		Financial Assets[2]
4,854,000	8,555,000	Cash and temporary investments	8,217,000
9,964,000	13,923,000	Receivables and inventories for resale	14,659,000
15,361,000	13,594,000	Loans and other investments	15,586,000
397,000	363,000	Sinking Funds	376,000
18,194,000	18,629,000	Equity in self-supported Crown corporations	20,070,000
36,297,000	35,736,000	Financed assets of self-supported Crown corporations [3]	38,706,000
85,067,000	90,800,000	Total Financial Assets	97,614,000

		Liabilities
23,209,000	24,154,000	Accounts payable and accrued liabilities	24,268,000
17,531,000	17,721,000	Deferred revenue	19,319,000
40,740,000	41,875,000		43,587,000
		Debt
156,632,000	154,059,000	Total provincial debt [4]	183,374,000
397,000	363,000	Add: Debt offset by sinking funds	376,000
1,267,000	1,803,000	Add: Foreign exchange adjustments	523,000
(2,221,000)	(1,789,000)	Less: Guarantees and non-guaranteed debt	(2,277,000)
156,075,000	154,436,000	Total Debt	181,996,000
196,815,000	196,311,000	Total Liabilities	225,583,000
(111,748,000)	(105,511,000)	Net Liabilities	(127,969,000)

		Non-Financial Assets[2]
85,827,000	81,961,000	Investment in capital assets (net) [5]	92,213,000
2,506,000	2,535,000	Restricted assets	2,609,000
1,747,000	2,134,000	Other assets	2,272,000
90,080,000	86,630,000	Total Non-Financial Assets	97,094,000
(21,668,000)	(18,881,000)	Accumulated Deficit	(30,875,000)

[1]	Figures have been rounded to the nearest million.
[2]	Includes assets not available to meet the government’s general obligations due to external restrictions on use or limitation in the rights of government to those assets in the event of disposal or discontinuation of the program or service to which those assets relate.
[3]	Includes loans to Crown corporations for the purchase of capital assets.
[4]	Total provincial debt is reported net of sinking funds, excludes hedged foreign exchange adjustments, and includes loan guarantees made by the Province and debt held by self-supported corporations under provincial government control. These amounts are shown and adjusted out to report total debt consistent with general accepted accounting principles (GAAP) requirements.
[5]	Investment in capital assets is reported net of amortization.

4	ESTIMATES, 26/27

ESTIMATED STATEMENT OF OPERATIONS 1
($000)

Estimates 2025/26	Updated Forecast 2025/26		Estimates 2026/27
84,003,000	85,082,000	Total Revenue	85,523,000
94,915,000	94,696,000	Total Expense	98,832,000
(10,912,000)	(9,614,000)	Deficit	(13,309,000)
(10,348,000)	(8,560,000)	Accumulated deficit, beginning of year, before remeasurement gains (losses)	(18,174,000)
(21,260,000)	(18,174,000)	Accumulated deficit before remeasurement gains (losses)	(31,483,000)
(408,000)	(707,000)	Effect of remeasurement gains (losses)	608,000
(21,668,000)	(18,881,000)	Accumulated Deficit, end of year	(30,875,000)

RECONCILIATION OF ESTIMATED SURPLUS/DEFICIT TO ESTIMATED CHANGE IN DEBT 1

($000)

Estimates 2025/26	Updated Forecast 2025/26		Estimates 2026/27
10,912,000	9,614,000	Deficit [2]	13,309,000
(3,336,000)	(3,242,000)	Adjustment for non-cash items [3]	(3,412,000)
1,545,000	1,644,000	Self-supported Crown corporation retained earnings for the year [4]	1,441,000
(1,669,000)	(1,508,000)	(Increase) decrease in deferred revenue	(1,598,000)
78,000	109,000	Increase (decrease) in restricted and other assets	212,000
(2,933,000)	(2,631,000)	Working capital changes (net)	116,000
4,597,000	3,986,000	Operating Requirement (Repayment)	10,068,000
789,000	789,000	Loans, investments and other requirements (Schedule D)	845,000
(197,000)	(199,000)	Increase (decrease) in debt sinking fund balances	13,000
592,000	590,000	Investing Requirement (Repayment)	858,000
15,374,000	12,467,000	Capital investment requirement of taxpayer-supported organizations (Schedule C)	13,664,000
2,507,000	2,159,000	Increase (decrease) in financed assets of self-supported Crown corporations	2,970,000
17,881,000	14,626,000	Financing Requirement	16,634,000

23,070,000	19,202,000	Net increase in total debt	27,560,000
133,005,000	135,234,000	Total debt, beginning of year	154,436,000
156,075,000	154,436,000	Total Debt, end of year	181,996,000

[1]	Figures have been rounded to the nearest million.
[2]	For purposes of the debt reconciliation, a deficit is shown as a positive amount as it increases government debt.
[3]	These adjustments include amortization of capital assets and valuation adjustments.
[4]	Represents self-supported Crown corporation income which is included in the surplus but has not been transferred to the Consolidated Revenue Fund.

ESTIMATES, 26/27	5

ESTIMATED REVENUE BY SOURCE 1

($000)

Estimates 2025/26	Updated Forecast 2025/26		Estimates 2026/27
		Taxation Revenue
17,751,000	19,186,000	Personal income	19,492,000
6,209,000	7,957,000	Corporate income	7,645,000
3,147,000	3,075,000	Employer health	3,167,000
10,961,000	10,687,000	Sales	11,436,000
950,000	1,014,000	Fuel	1,039,000
3,046,000	262,000	Carbon	334,000
450,000	291,000	Tobacco	311,000
4,025,000	4,067,000	Property	4,451,000
2,247,000	1,750,000	Property transfer	1,935,000
913,000	935,000	Insurance premium and other tax	965,000
49,699,000	49,224,000	Total Taxation Revenue	50,775,000
		Natural Resource Revenue
920,000	942,000	Natural gas royalties	1,297,000
639,000	505,000	Forests	521,000
1,438,000	1,108,000	Other natural resources	1,193,000
2,997,000	2,555,000	Total Natural Resource Revenue	3,011,000
		Other Revenue
5,272,000	5,298,000	Fees and licences	5,242,000
1,815,000	1,823,000	Investment earnings	2,000,000
4,932,000	7,657,000	Miscellaneous [2]	5,207,000
12,019,000	14,778,000	Total Other Revenue	12,449,000
		Contributions from the Federal Government
9,911,000	9,822,000	Health and social transfers	10,309,000
5,366,000	4,788,000	Other federal government contributions [3]	5,159,000
15,277,000	14,610,000	Total Contributions from the Federal Government	15,468,000
		Self-supported Crown Corporations
712,000	712,000	British Columbia Hydro and Power Authority	712,000
1,027,000	950,000	Liquor Distribution Branch	945,000
1,279,000	1,269,000	British Columbia Lottery Corporation [4]	1,293,000
800,000	800,000	Insurance Corporation of British Columbia	700,000
193,000	184,000	Other [5]	170,000
4,011,000	3,915,000	Net Earnings of Self-supported Crown Corporations	3,820,000
84,003,000	85,082,000	Total Revenue	85,523,000

[1]	Figures have been rounded to the nearest million.
[2]	Includes reimbursements for health care and other services provided to external agencies, and other recoveries.
[3]	Includes contributions for health, education, community development, housing and social service programs, transportation projects, and payments under the Disaster Financial Assistance Arrangements.
[4]	Net of payments to the federal government and payments to the BC First Nations Gaming Revenue Sharing Limited Partnership in accordance with section 14.3 of the Gaming Control Act (B.C.).
[5]	Includes Columbia Power Corporation, BC Railway Company, Columbia Basin power projects, and other agencies' self-supported subsidiaries.

6	ESTIMATES, 26/27

ESTIMATED EXPENSE BY FUNCTION 1

($000)

Estimates [2] 2025/26	Updated Forecast [2] 2025/26		Estimates 2026/27
		Health
8,355,000	8,420,000	Medical Services Plan	9,206,000
2,118,000	2,134,000	Pharmacare	2,170,000
27,460,000	27,491,000	Regional services	28,189,000
968,000	968,000	Other healthcare expenses	1,013,000
38,901,000	39,013,000	Total Health	40,578,000
		Education
9,991,000	10,051,000	Elementary and secondary	10,255,000
9,338,000	9,207,000	Post-secondary	9,297,000
460,000	455,000	Other education expenses	518,000
19,789,000	19,713,000	Total Education	20,070,000
		Social Services
3,702,000	3,702,000	Social assistance	3,889,000
4,499,000	4,496,000	Child welfare	4,791,000
1,070,000	347,000	Low income tax credit transfers	42,000
1,972,000	1,962,000	Community living and other services	2,068,000
11,243,000	10,507,000	Total Social Services	10,790,000

2,606,000	2,931,000	Protection of persons and property	2,641,000
2,885,000	2,699,000	Transportation	2,924,000
4,507,000	4,551,000	Natural resources and economic development	4,269,000
3,418,000	3,419,000	Other [3]	3,542,000
4,000,000	4,000,000	Contingencies	5,000,000
2,506,000	2,824,000	General government	2,652,000
5,060,000	5,039,000	Debt servicing	6,366,000
94,915,000	94,696,000	Total Expense	98,832,000

[1]	Figures have been rounded to the nearest million.
[2]	The 2025/26 Estimates and Updated Forecast amounts have been restated to be consistent with the 2026/27 Estimates presentation. See Significant Presentation Changes in Summary Information section for details.
[3]	Other expense in the 2025/26 Estimates and forecast is net of expenditure management savings.

ESTIMATES, 26/27	7

ESTIMATED EXPENSE BY ORGANIZATION 1

($000)

Estimates [2] 2025/26	Updated Forecast [2] 2025/26		Estimates 2026/27
138,852	138,852	Legislative Assembly	140,386
99,775	99,775	Officers of the Legislature	121,101
17,627	17,627	Office of the Premier	15,334
151,155	151,155	Ministry of Agriculture and Food	134,721
871,654	871,654	Ministry of Attorney General	896,978
2,400,492	2,400,492	Ministry of Children and Family Development	2,711,928
758,844	758,844	Ministry of Citizens' Services	741,339
9,774,998	9,778,998	Ministry of Education and Child Care	10,068,764
115,802	441,802	Ministry of Emergency Management and Climate Readiness	110,823
107,469	107,469	Ministry of Energy and Climate Solutions	109,001
213,859	224,417	Ministry of Environment and Parks	214,111
1,537,068	1,581,883	Ministry of Finance	1,144,748
898,244	1,325,197	Ministry of Forests	909,606
35,016,652	35,016,652	Ministry of Health	36,116,125
1,534,691	1,534,691	Ministry of Housing and Municipal Affairs	1,712,826
186,032	186,032	Ministry of Indigenous Relations and Reconciliation	182,234
420,585	420,585	Ministry of Infrastructure	420,514
85,651	85,651	Ministry of Jobs and Economic Growth	110,404
24,201	24,201	Ministry of Labour	23,672
57,457	70,268	Ministry of Mining and Critical Minerals	57,304
3,509,837	3,509,837	Ministry of Post-Secondary Education and Future Skills	3,580,561
1,104,164	1,104,164	Ministry of Public Safety and Solicitor General	1,100,313
5,705,485	5,705,485	Ministry of Social Development and Poverty Reduction	5,976,762
190,794	190,794	Ministry of Tourism, Arts, Culture and Sport	189,191
1,177,353	1,177,353	Ministry of Transportation and Transit	1,196,576
197,431	197,431	Ministry of Water, Land and Resource Stewardship	201,699
2,762,120	2,886,665	Management of Public Funds and Debt	3,797,749
14,670,708	12,104,026	Other Appropriations	13,623,230
83,729,000	82,112,000	Total Appropriations	85,608,000
(24,000)	(24,000)	Elimination of transactions between appropriations [3]	(23,000)
—	(31,000)	Reversal of prior year over accruals	—
83,705,000	82,057,000	Consolidated Revenue Fund Expense	85,585,000
6,221,000	6,038,000	Expenses recovered from external entities [4]	6,388,000
(52,755,000)	(51,144,000)	Grants to service delivery agencies and other internal transfers [5]	(52,471,000)
37,171,000	36,951,000	Ministries and special offices program expense	39,502,000
		Service delivery agency expense [6]
9,361,000	9,523,000	School districts	9,606,000
9,182,000	9,054,000	Post-secondary institutions	9,129,000
30,509,000	30,605,000	Health authorities and hospital societies	31,297,000
8,992,000	8,963,000	Other service delivery agencies	9,298,000
58,044,000	58,145,000	Service delivery agency expense	59,330,000
95,215,000	95,096,000	Subtotal Expense	98,832,000
(300,000)	(400,000)	Expenditure management	—
94,915,000	94,696,000	Total Expense	98,832,000

[1]	Figures, other than appropriations, have been rounded to the nearest million.
[2]	The 2025/26 Estimates and Updated Forecast amounts have been restated to be consistent with the 2026/27 Estimates presentation. See Significant Presentation Changes in Summary Information section for details.
[3]	Reflects payments made under an agreement where an expense from a voted appropriation is recorded as revenue by a special account.
[4]	Consolidated Revenue Fund expenses are reported net of cost recoveries received from external entities in order to arrive at net Vote requirements. On consolidation, the cost recoveries are added to expense for purposes of reporting total spending by government.
[5]	Grants and other payments between the Consolidated Revenue Fund and the service delivery agencies are eliminated to avoid double counting.
[6]	See Schedule H for details on estimated revenues and expenses for the major service delivery agencies.

8	ESTIMATES, 26/27

ESTIMATED GENERAL FUND APPROPRIATIONS

($000)

Estimates [1] 2025/26	Vote No. [2]		Estimates 2026/27
		Legislative Assembly
138,852	1	Legislative Assembly	140,386
138,852		Total Voted Appropriations	140,386
138,852		Total Appropriations	140,386

		Officers of the Legislature
26,981	2	Auditor General	26,855
893	3	Conflict of Interest Commissioner	910
14,802	4	Elections BC	28,706
7,668	5	Human Rights Commissioner	7,978
10,933	6	Information and Privacy Commissioner	12,254
1,697	7	Merit Commissioner	1,751
15,332	8	Ombudsperson	17,133
8,866	9	Police Complaint Commissioner	11,751
12,603	10	Representative for Children and Youth	13,763
99,775		Total Voted Appropriations	121,101
99,775		Total Appropriations	121,101

		Office of the Premier
17,627	11	Office of the Premier	15,334
17,627		Total Voted Appropriations	15,334
17,627		Total Appropriations	15,334

		Ministry of Agriculture and Food
107,306	12	Ministry Operations	108,012
5,500	13	Agricultural Land Commission	5,500
112,806		Total Voted Appropriations	113,512

55,209	(S)	Production Insurance Account	41,504
(16,860)		Less: Transfer from Ministry Operations Vote	(20,295)
38,349		Total Statutory Appropriations	21,209
151,155		Total Appropriations	134,721

[1]	For comparison purposes, amounts shown for 2025/26 Estimates have been restated to be consistent with the presentation of the 2026/27 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

ESTIMATES, 26/27	9

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2025/26	Vote No. [2]		Estimates 2026/27
		Ministry of Attorney General
721,778	14	Ministry Operations	742,545
112,754	15	Judiciary	115,950
24,500	16	Crown Proceeding Act	24,500
12,622	17	Independent Investigations Office	13,983
871,654		Total Voted Appropriations	896,978

12,311	(S)	Public Guardian and Trustee Operating Account	12,482
(12,311)		Less: Transfer from Ministry Operations Vote	(12,482)
—		Total Statutory Appropriations	—
871,654		Total Appropriations	896,978

		Ministry of Children and Family Development
2,400,492	18	Ministry Operations	2,711,928
2,400,492		Total Voted Appropriations	2,711,928
2,400,492		Total Appropriations	2,711,928

		Ministry of Citizens’ Services
758,844	19	Ministry Operations	741,339
758,844		Total Voted Appropriations	741,339
758,844		Total Appropriations	741,339

		Ministry of Education and Child Care
9,735,915	20	Ministry Operations	10,029,589
9,735,915		Total Voted Appropriations	10,029,589

30,001	(S)	British Columbia Training and Education Savings Program special account	30,001
9,082	(S)	Teachers Act Special Account	9,174
39,083		Total Statutory Appropriations	39,175
9,774,998		Total Appropriations	10,068,764

		Ministry of Emergency Management and Climate Readiness
79,382	21	Ministry Operations	74,403
36,420	22	Emergency and Disaster Management Act	36,420
115,802		Total Voted Appropriations	110,823
115,802		Total Appropriations	110,823

[1]	For comparison purposes, amounts shown for 2025/26 Estimates have been restated to be consistent with the presentation of the 2026/27 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

10	ESTIMATES, 26/27

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2025/26	Vote No. [2]		Estimates 2026/27
		Ministry of Energy and Climate Solutions
86,205	23	Ministry Operations	89,684
86,205		Total Voted Appropriations	89,684

10,359	(S)	First Nations Clean Energy Business Fund special account	10,582
10,905	(S)	Innovative Clean Energy Fund special account	8,735
21,264		Total Statutory Appropriations	19,317
107,469		Total Appropriations	109,001

		Ministry of Environment and Parks
155,355	24	Ministry Operations	149,340
16,781	25	Environmental Assessment Office	16,781
172,136		Total Voted Appropriations	166,121

13,033	(S)	Park Enhancement Fund special account	19,300
28,690	(S)	Sustainable Environment Fund	28,690
41,723		Total Statutory Appropriations	47,990
213,859		Total Appropriations	214,111

		Ministry of Finance
384,337	26	Ministry Operations	381,863
30,630	27	Government Communications and Public Engagement	29,430
119,693	28	BC Public Service Agency	115,350
1	29	Benefits and Other Employment Costs	1
534,661		Total Voted Appropriations	526,644

—	(S)	First Nations Equity Financing special account	—
878,154	(S)	Housing Priority Initiatives special account	480,843
6,177	(S)	Insurance and Risk Management Account	6,303
76,496	(S)	Long Term Disability Fund special account	77,176
(50,430)		Less: Transfer from Ministry Operations Vote	(38,228)
10	(S)	Provincial Home Acquisition Wind Up special account	10
92,000		Land Tax Deferment Act	92,000
1,002,407		Total Statutory Appropriations	618,104
1,537,068		Total Appropriations	1,144,748

[1]	For comparison purposes, amounts shown for 2025/26 Estimates have been restated to be consistent with the presentation of the 2026/27 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

ESTIMATES, 26/27	11

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2025/26	Vote No. [2]		Estimates 2026/27
		Ministry of Forests
420,050	30	Ministry Operations	406,398
238,047	31	Fire Management	235,702
658,097		Total Voted Appropriations	642,100

240,147	(S)	BC Timber Sales Account	267,506
—	(S)	Forest Stand Management Fund	—
240,147		Total Statutory Appropriations	267,506
898,244		Total Appropriations	909,606

		Ministry of Health
34,869,402	32	Ministry Operations	35,968,875
34,869,402		Total Voted Appropriations	35,968,875

147,250	(S)	Health Special Account	147,250
147,250		Total Statutory Appropriations	147,250
35,016,652		Total Appropriations	36,116,125

		Ministry of Housing and Municipal Affairs
1,506,695	33	Ministry Operations	1,683,425
1,506,695		Total Voted Appropriations	1,683,425

12,884	(S)	Housing Endowment Fund special account	12,884
15,112	(S)	University Endowment Lands Administration Account	16,517
27,996		Total Statutory Appropriations	29,401
1,534,691		Total Appropriations	1,712,826

		Ministry of Indigenous Relations and Reconciliation
74,235	34	Ministry Operations	70,806
105,204	35	Treaty and Other Agreements Funding	105,072
4,547	36	Declaration Act Secretariat	4,147
183,986		Total Voted Appropriations	180,025

2,046	(S)	First Citizens Fund	2,209
2,046		Total Statutory Appropriations	2,209
186,032		Total Appropriations	182,234

		Ministry of Infrastructure
420,585	37	Ministry Operations	420,514
420,585		Total Voted Appropriations	420,514
420,585		Total Appropriations	420,514

[1]	For comparison purposes, amounts shown for 2025/26 Estimates have been restated to be consistent with the presentation of the 2026/27 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

12	ESTIMATES, 26/27

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2025/26	Vote No. [2]		Estimates 2026/27
		Ministry of Jobs and Economic Growth
85,151	38	Ministry Operations	72,704
85,151		Total Voted Appropriations	72,704

—	(S)	British Columbia Strategic Investments	37,200
500	(S)	Northern Development Fund	500
500		Total Statutory Appropriations	37,700
85,651		Total Appropriations	110,404

		Ministry of Labour
24,201	39	Ministry Operations	23,672
24,201		Total Voted Appropriations	23,672
24,201		Total Appropriations	23,672

		Ministry of Mining and Critical Minerals
57,457	40	Ministry Operations	57,304
57,457		Total Voted Appropriations	57,304
57,457		Total Appropriations	57,304

		Ministry of Post-Secondary Education and Future Skills
3,509,837	41	Ministry Operations	3,580,561
3,509,837		Total Voted Appropriations	3,580,561
3,509,837		Total Appropriations	3,580,561

		Ministry of Public Safety and Solicitor General
1,088,942	42	Ministry Operations	1,085,591
1,088,942		Total Voted Appropriations	1,085,591

437	(S)	Civil Forfeiture Account	437
1,281	(S)	Corrections Work Program Account	781
—	(S)	Criminal Asset Management Fund	—
13,504	(S)	Victim Surcharge Special Account	13,504
15,222		Total Statutory Appropriations	14,722
1,104,164		Total Appropriations	1,100,313

		Ministry of Social Development and Poverty Reduction
5,705,485	43	Ministry Operations	5,976,762
5,705,485		Total Voted Appropriations	5,976,762
5,705,485		Total Appropriations	5,976,762

[1]	For comparison purposes, amounts shown for 2025/26 Estimates have been restated to be consistent with the presentation of the 2026/27 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

ESTIMATES, 26/27	13

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2025/26	Vote No. [2]		Estimates 2026/27
		Ministry of Tourism, Arts, Culture and Sport
185,364	44	Ministry Operations	183,761
185,364		Total Voted Appropriations	183,761

4,230	(S)	BC Arts and Culture Endowment special account	4,230
1,200	(S)	Physical Fitness and Amateur Sports Fund	1,200
5,430		Total Statutory Appropriations	5,430
190,794		Total Appropriations	189,191

		Ministry of Transportation and Transit
1,177,353	45	Ministry Operations	1,196,576
1,177,353		Total Voted Appropriations	1,196,576
1,177,353		Total Appropriations	1,196,576

		Ministry of Water, Land and Resource Stewardship
196,931	46	Ministry Operations	201,199
196,931		Total Voted Appropriations	201,199

500	(S)	Crown Land special account	500
500		Total Statutory Appropriations	500
197,431		Total Appropriations	201,699

		Management of Public Funds and Debt
2,762,120	47	Management of Public Funds and Debt	3,797,749
2,762,120		Total Voted Appropriations	3,797,749
2,762,120		Total Appropriations	3,797,749

		Other Appropriations
4,000,000	48	Contingencies	5,000,000
7,258,544	49	Capital Funding	6,153,166
1	50	Commissions on Collection of Public Funds	1
1	51	Allowances for Doubtful Revenue Accounts	1
3,408,000	52	Tax Transfers	2,466,000
4,162	53	Forest Practices Board	4,062
14,670,708		Total Voted Appropriations	13,623,230
14,670,708		Total Appropriations	13,623,230

		Summary
82,147,083		Total Voted Appropriations	84,357,487
1,581,917		Total Statutory Appropriations	1,250,513
83,729,000		Total Appropriations	85,608,000

[1]	For comparison purposes, amounts shown for 2025/26 Estimates have been restated to be consistent with the presentation of the 2026/27 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

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ESTIMATES OF SPECIAL OFFICES,

MINISTRIES AND OTHER APPROPRIATIONS

Legislative Assembly

Officers of the Legislature

Office of the Premier

Ministry of Agriculture and Food

Ministry of Attorney General

Ministry of Children and Family Development

Ministry of Citizens’ Services

Ministry of Education and Child Care

Ministry of Emergency Management and Climate Readiness

Ministry of Energy and Climate Solutions

Ministry of Environment and Parks

Ministry of Finance

Ministry of Forests

Ministry of Health

Ministry of Housing and Municipal Affairs

Ministry of Indigenous Relations and Reconciliation

Ministry of Infrastructure

Ministry of Jobs and Economic Growth

Ministry of Labour

Ministry of Mining and Critical Minerals

Ministry of Post-Secondary Education and Future Skills

Ministry of Public Safety and Solicitor General

Ministry of Social Development and Poverty Reduction

Ministry of Tourism, Arts, Culture and Sport

Ministry of Transportation and Transit

Ministry of Water, Land and Resource Stewardship

Management of Public Funds and Debt

Other Appropriations

This page intentionally left blank.

LEGISLATIVE ASSEMBLY

SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATION
Vote 1 — Legislative Assembly	138,852	140,386

OPERATING EXPENSES	138,852	140,386
CAPITAL EXPENDITURES [2]	10,732	12,591
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

LEGISLATIVE ASSEMBLY

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 1 — LEGISLATIVE ASSEMBLY

This vote provides for Parliamentary, caucus, and constituency operations, Members' remuneration, administration, and other related costs. Costs may be recovered from ministries, officers of the Legislature, government organizations, individuals, and others for services described within this vote.

OPERATING EXPENSES
Caucus Operations	11,151	12,402
Constituency Operations	37,203	35,538
Members’ Remuneration	23,245	23,729
Independent Respectful Workplace Office	250	250
Parliamentary Operations	2,684	2,860
Legislative Assembly Administration	54,994	55,145
General Centralized and Accounting	9,325	10,462
	138,852	140,386

CAPITAL EXPENDITURES
Legislative Assembly Administration	10,732	12,591

GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	72,756	75,556
Operating Costs	29,039	29,555
Other Expenses	38,244	36,560
Internal Recoveries	(150)	(120)
External Recoveries	(1,037)	(1,165)
TOTAL OPERATING EXPENSES	138,852	140,386

OFFICERS OF THE LEGISLATURE

SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATIONS
Vote 2 — Auditor General	26,981	26,855
Vote 3 — Conflict of Interest Commissioner	893	910
Vote 4 — Elections BC	14,802	28,706
Vote 5 — Human Rights Commissioner	7,668	7,978
Vote 6 — Information and Privacy Commissioner	10,933	12,254
Vote 7 — Merit Commissioner	1,697	1,751
Vote 8 — Ombudsperson	15,332	17,133
Vote 9 — Police Complaint Commissioner	8,866	11,751
Vote 10 — Representative for Children and Youth	12,603	13,763

OPERATING EXPENSES	99,775	121,101
CAPITAL EXPENDITURES [2]	893	1,069
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

OFFICERS OF THE LEGISLATURE

SUMMARY BY VOTE

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Auditor General	26,981	26,855	—	26,855
Conflict of Interest Commissioner	893	910	—	910
Elections BC	14,802	28,706	—	28,706
Human Rights Commissioner	7,668	7,980	(2)	7,978
Information and Privacy Commissioner	10,933	12,256	(2)	12,254
Merit Commissioner	1,697	1,751	—	1,751
Ombudsperson	15,332	17,134	(1)	17,133
Police Complaint Commissioner	8,866	11,752	(1)	11,751
Representative for Children and Youth	12,603	13,765	(2)	13,763
TOTAL OPERATING EXPENSES	99,775	121,109	(8)	121,101

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Auditor General	450	280	—	280
Conflict of Interest Commissioner	10	10	—	10
Elections BC	—	318	—	318
Human Rights Commissioner	35	35	—	35
Information and Privacy Commissioner	98	89	—	89
Merit Commissioner	12	29	—	29
Ombudsperson	163	83	—	83
Police Complaint Commissioner	75	173	—	173
Representative for Children and Youth	50	52	—	52
TOTAL	893	1,069	—	1,069

OFFICERS OF THE LEGISLATURE

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 2 — AUDITOR GENERAL

This vote provides for the operations of the office of the Auditor General. The Auditor General, an independent officer of the Legislature under the authority of the Auditor General Act, exists to help Members of the Legislative Assembly hold the government accountable. Through audit opinions, the Auditor General gives legislators audit assessments about the fairness and reliability of the financial statements and public accounts of the government. The Auditor General also assesses the operations and performance of the government’s programs and services. The reports of the Auditor General are tabled with the Legislative Assembly and referred to the Select Standing Committee on Public Accounts.

OPERATING EXPENSES
Auditor General	26,981	26,855

CAPITAL EXPENDITURES
Auditor General	450	280

VOTE 3 — CONFLICT OF INTEREST COMMISSIONER

This vote provides for the operations of the office of the Conflict of Interest Commissioner. The commissioner is an independent officer of the Legislature with a mandate under the Members' Conflict of Interest Act to meet the requirements under the Act.

OPERATING EXPENSES
Conflict of Interest Commissioner	893	910

CAPITAL EXPENDITURES
Conflict of Interest Commissioner	10	10

VOTE 4 — ELECTIONS BC

This vote provides for the ongoing operating costs of the office of the Chief Electoral Officer and provides for the administration of provincial elections, plebiscites, voter registration and list maintenance, enumerations, referenda, electoral boundaries, provincial and local election financing, registration of political parties and constituency associations, recall petitions, initiative petitions and initiative votes, and other aspects of the electoral process. The chief electoral officer is an independent officer of the Legislature and is responsible for the administration of the Election Act, the Recall and Initiative Act, and the Local Elections Campaign Financing Act.

OPERATING EXPENSES
Elections BC	14,802	28,706

CAPITAL EXPENDITURES
Elections BC	—	318

OFFICERS OF THE LEGISLATURE

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 5 — HUMAN RIGHTS COMMISSIONER

This vote provides for the operations of the office of the Human Rights Commissioner. The Human Rights Commissioner is an independent officer of the Legislature under the Human Rights Code and is responsible for protecting and promoting human rights through education, research, and investigations into issues of systemic discrimination. This vote also provides for educational workshops and training, and engagement initiatives and events hosted or sponsored by the Commissioner. Costs may be recovered from other officers of the Legislature, ministries, individuals, participants, and sponsoring organizations for activities described within this vote.

OPERATING EXPENSES
Human Rights Commissioner	7,668	7,978

CAPITAL EXPENDITURES
Human Rights Commissioner	35	35

VOTE 6 — INFORMATION AND PRIVACY COMMISSIONER

This vote provides for the operations of the office of the Information and Privacy Commissioner and provides for other duties and functions given to the commissioner by statute. The commissioner is an independent officer of the Legislature under the Freedom of Information and Protection of Privacy Act and under the Personal Information Protection Act, with a broad mandate to protect the rights given to the public under the Freedom of Information and Protection of Privacy Act and the Personal Information Protection Act. This includes conducting reviews of access to information requests, investigating access and privacy complaints, monitoring general compliance with the Acts, and promoting freedom of information and protection of privacy principles. The commissioner is also designated the registrar under the Lobbyists Transparency Act with a mandate to establish and maintain a registry for lobbyists, develop and conduct public education about the Act, and to oversee and enforce compliance under that Act. This vote also provides for freedom of information and protection of privacy conferences sponsored or hosted by the office of the Information and Privacy Commissioner. Costs may be recovered from ministries, participants, and sponsoring organizations for activities described within this vote.

OPERATING EXPENSES
Information and Privacy Commissioner	10,933	12,254

CAPITAL EXPENDITURES
Information and Privacy Commissioner	98	89

VOTE 7 — MERIT COMMISSIONER

This vote provides for the operations of the office of the Merit Commissioner. The merit commissioner is an independent officer of the Legislature with a mandate to monitor the principle of merit in appointments to and within the BC Public Service and to conduct reviews of the processes resulting in BC Public Service dismissals for just cause as defined in the Public Service Act.

OPERATING EXPENSES
Merit Commissioner	1,697	1,751

CAPITAL EXPENDITURES
Merit Commissioner	12	29

OFFICERS OF THE LEGISLATURE

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 8 — OMBUDSPERSON

This vote provides for the operations of the office of the Ombudsperson, an independent officer of the Legislature pursuant to the Ombudsperson Act. The Ombudsperson also has specific investigatory and reporting roles under the Public Interest Disclosure Act. The office of the Ombudsperson fairly and impartially investigates the actions and the decisions of government bodies, including provincial ministries, agencies, boards and commissions, Crown corporations, local governments, health authorities, school districts, colleges, universities, governing bodies of professional and occupational associations, and other authorities listed in the schedule to the Ombudsperson Act. The Ombudsperson undertakes initiatives to increase public understanding of the role of the Ombudsperson and to promote the principles of administrative fairness and natural justice. This vote also provides for the delivery of corporate shared services to other officers of the Legislature. Costs may be recovered from officers of the Legislature, other jurisdictions, and external organizations for activities described within this vote.

OPERATING EXPENSES
Ombudsperson	15,332	17,133

CAPITAL EXPENDITURES
Ombudsperson	163	83

VOTE 9 — POLICE COMPLAINT COMMISSIONER

This vote provides for the operations of the police complaint commissioner and staff and the costs incurred by the office of the Police Complaint Commissioner in generally ensuring the purposes of Part 11 of the Police Act are achieved, including overseeing and monitoring complaints, investigations, and proceedings, as well as investigating systemic issues arising from police complaints and issuing recommendations to prevent the recurrence of misconduct, involving municipal police and members of policing units designated by the Lieutenant Governor in Council. The police complaint commissioner is an independent officer of the Legislature under the authority of the Police Act. Costs may be recovered from external organizations for activities described within this vote.

OPERATING EXPENSES
Police Complaint Commissioner	8,866	11,751

CAPITAL EXPENDITURES
Police Complaint Commissioner	75	173

OFFICERS OF THE LEGISLATURE

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 10 — REPRESENTATIVE FOR CHILDREN AND YOUTH

This vote provides for the operations of the office of the Representative for Children and Youth. The Representative is an independent officer of the Legislature appointed under the authority of the Representative for Children and Youth Act. The Representative reviews, investigates, and reports on the critical injuries and deaths of children in care or children receiving reviewable services from public bodies; advocates for children and youth, and their caregivers who are eligible for designated services, and young adults up to age 27 who are eligible for Community Living British Columbia services and/or the Strengthening Abilities and Journeys of Empowerment and/or the Provincial Tuition Waiver Program. The Representative also monitors and reports on the government’s progress in implementing the Representative’s recommendations alongside reviewing and assessing the quality, accessibility and appropriateness of child and youth services under the office’s mandate. This vote also provides for the delivery of shared services to other officers of the Legislature and conferences and events hosted or sponsored by the Representative. Costs may be recovered from other officers of the Legislature, ministries, participants, and sponsoring organizations for activities described within this vote.

OPERATING EXPENSES
Representative for Children and Youth	12,603	13,763

CAPITAL EXPENDITURES
Representative for Children and Youth	50	52

GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	73,814	86,810
Operating Costs	25,978	30,530
Government Transfers	325	4,054
Other Expenses	2,585	1,987
Internal Recoveries	(2,919)	(2,272)
External Recoveries	(8)	(8)
TOTAL OPERATING EXPENSES	99,775	121,101

OFFICE OF THE PREMIER

The mission of the Office of the Premier is to provide leadership across government and Crown agencies to ensure timely decision making and effective service delivery, supported by the transparency and accountability of government practices.

SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATION
Vote 11 — Office of the Premier	17,627	15,334

OPERATING EXPENSES	17,627	15,334
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

OFFICE OF THE PREMIER

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Intergovernmental Relations Secretariat	5,080	5,593	(701)	4,892
Cabinet Operations	2,260	2,185	(2)	2,183
Executive and Support Services	10,287	8,261	(2)	8,259
TOTAL OPERATING EXPENSES	17,627	16,039	(705)	15,334

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

OFFICE OF THE PREMIER

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 11 — OFFICE OF THE PREMIER

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Intergovernmental Relations Secretariat, Cabinet Operations, and Executive and Support Services.

INTERGOVERNMENTAL RELATIONS SECRETARIAT

Voted Appropriation
Intergovernmental Relations Secretariat	5,080	4,892

Voted Appropriation Description: This sub-vote provides for management and administrative support for the Executive Council (Cabinet) in the development and coordination of advice, policy, negotiations, issues management, public consultation, and strategic relations relating to federal-provincial, interprovincial, and international relations, and local government and rural community initiatives. This sub-vote includes support for the Premier and Cabinet participation in First Ministers' Conferences, Premiers' Conferences, Joint Cabinet Meetings with neighbouring jurisdictions, and ministerial conferences. This sub-vote manages the Canada-British Columbia Agreement on French Language Services. This sub-vote provides for the deputy minister of the Intergovernmental Relations Secretariat and includes the Office of Protocol; and for costs of official ceremonies, programs for visiting dignitaries, government-hosted functions, and government honours and awards by authority of the Provincial Symbols and Honours Act. Costs may be recovered from ministries, organizations within the government reporting entity, and parties external to government for activities described within this sub-vote.

CABINET OPERATIONS

Voted Appropriation
Cabinet Operations	2,260	2,183

Voted Appropriation Description: This sub-vote provides for the support of Executive Council and Executive Council Committees; the provision of policy, planning, and operational support to the Executive Council and its committees; the provision of support to ministries and Crown agencies in the development and submission of materials to Executive Council and its committees; the planning and coordination of legislative priorities, including coordination of Orders in Council; and advice and support to ensure continuity of government operations during transition periods such as elections and government reorganizations. Costs may be recovered from ministries, organizations within the government reporting entity, and parties both internal and external to government for activities described within this sub-vote.

OFFICE OF THE PREMIER

VOTE DESCRIPTIONS

($000)

	Estimates	Estimates
	2025/26	2026/27
EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Premier’s Office	6,387	5,707
Deputy Minister’s Office	3,900	2,552
	10,287	8,259

Voted Appropriations Description: This sub-vote provides for the Premier’s office, the Minister of State for Local Governments and Rural Communities, and the deputy minister’s office. This sub-vote also provides for the management of cross-government issues and corporate planning; support for cross-government and other initiatives that support government’s mandate; and providing policy, planning, communications, and strategic support to the Executive Council, ministries, and Crown agencies, including government administration. Costs may be recovered from ministries, organizations within the government reporting entity, and parties both internal and external to government for activities described within this sub-vote.

VOTE 11 — OFFICE OF THE PREMIER	17,627	15,334

GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	15,571	13,750
Operating Costs	2,253	1,896
Government Transfers	1,068	1,068
Other Expenses	237	122
Internal Recoveries	(797)	(797)
External Recoveries	(705)	(705)
TOTAL OPERATING EXPENSES	17,627	15,334

MINISTRY OF AGRICULTURE AND FOOD

The mission of the Ministry of Agriculture and Food is to partner with the agriculture and food sector through strategic investments, responsive services, and impactful programs to manage risk, protect public health and safety, increase competitiveness and achieve profitability in a complex and changing environment.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATIONS
Vote 12 — Ministry Operations	107,306	108,012
Vote 13 — Agricultural Land Commission	5,500	5,500

STATUTORY APPROPRIATIONS
Production Insurance Account Special Account	55,209	41,504
Less: Transfer from Ministry Operations Vote	(16,860)	(20,295)

OPERATING EXPENSES	151,155	134,721
CAPITAL EXPENDITURES [2]	853	922
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF AGRICULTURE AND FOOD

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Science, Policy and Inspection	21,477	22,001	(524)	21,477
Industry Competitiveness	47,092	58,391	(10,551)	47,840
Programs and Sector Resilience	20,241	33,585	(13,344)	20,241
Liquor and Cannabis Regulation	10,584	25,448	(14,864)	10,584
BC Farm Industry Review Board	1,465	1,467	(2)	1,465
Executive and Support Services	6,447	6,407	(2)	6,405
Agricultural Land Commission	5,500	5,502	(2)	5,500
Production Insurance Account Special Account	38,349	21,210	(1)	21,209
TOTAL OPERATING EXPENSES	151,155	174,011	(39,290)	134,721

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Executive and Support Services	853	922	—	922
TOTAL	853	922	—	922

MINISTRY OF AGRICULTURE AND FOOD

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 12 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Science, Policy and Inspection; Industry Competitiveness; Programs and Sector Resilience; Liquor and Cannabis Regulation; BC Farm Industry Review Board; and Executive and Support Services.

SCIENCE, POLICY AND INSPECTION

Voted Appropriation
Science, Policy and Inspection	21,477	21,477

Voted Appropriation Description: This sub-vote provides for surveillance, diagnostic services, and management systems, including licensing and inspection to monitor and improve plant, animal, and public health; for the creation and delivery of industry initiatives, including research and innovation. This sub-vote provides for the development of strategic policy to support the ministry’s objectives, priorities, and response to sector issues; manages land use planning, resolves management issues, and identifies opportunities. This sub-vote also provides for contributions to the improvement of public health protection; consumer and retailer confidence in the safety of British Columbia meat, seafood, and food products through inspection and regulatory compliance, education, surveillance, and risk assessment; support of the oversight of agricultural labour and development of policy and programs; and development of policy, programs, and strategies to address identified risks; policy and regulatory development; and corporate leadership related to business transformation. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

INDUSTRY COMPETITIVENESS

Voted Appropriation
Industry Competitiveness	47,092	47,840

Voted Appropriation Description: This sub-vote provides for provincial and federal-provincial agricultural risk management programs, insurance schemes, and funding of programs and trusts; support for agrifood and seafood industry growth, agrifood and seafood business development, youth and workforce development, new entrants, agroforestry; and promotion of public support for the agriculture food and seafood sector. This sub-vote also provides for initiatives related to agri-tech adoption, market readiness, and domestic and international marketing, including partnerships with industry, First Nations and local governments. This sub-vote also provides for the management of provincial food systems and supply chain security. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

PROGRAMS AND SECTOR RESILIENCE

Voted Appropriation
Programs and Sector Resilience	20,241	20,241

Voted Appropriation Description: This sub-vote provides for initiatives related to agriculture and food programs. This sub-vote also provides for agri-environmental initiatives supporting program development and addressing environmental risks to and from the sector. This sub-vote also provides for planning, delivering and evaluating programs and ensuring program compliance with federal-provincial agreements related to a competitive and profitable agriculture sector, including economic and statistical analysis. This sub-vote also provides for regional sector support in emergency management. This sub-vote also provides for geospatial analysis and the agricultural land use initiative. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

MINISTRY OF AGRICULTURE AND FOOD

VOTE DESCRIPTIONS

($000)

	Estimates	Estimates
	2025/26	2026/27
LIQUOR AND CANNABIS REGULATION

Voted Appropriations
Liquor Regulation	1	1
Cannabis Regulation	8,038	8,038
Cannabis and Corporate Policy	2,545	2,545
	10,584	10,584

Voted Appropriations Description: This sub-vote provides for the overall policy development, administration, licensing, and enforcement of cannabis and liquor in support of the Liquor Control and Licensing Act and regulations, and the Cannabis Control and Licensing Act and regulations to establish and operate ongoing programs to reduce the incidence of underage consumption and increase public awareness about responsible consumption. This sub-vote also provides for service planning for the Ministry of Agriculture and Food; development of policy and legislation regarding corporate priorities; development of research, policy, and legislation regarding cannabis; negotiation of agreements with First Nations; and stakeholder consultation and public engagement. Costs may be recovered from ministries, organizations within the government reporting entity, Crown agencies, boards and commissions, other levels of government, and other parties both internal and external to government for activities described within this sub-vote.

BC FARM INDUSTRY REVIEW BOARD

Voted Appropriation
BC Farm Industry Review Board	1,465	1,465

Voted Appropriation Description: This sub-vote provides for the supervision of the agriculture marketing boards and commissions formed under the Natural Products Marketing (BC) Act, the hearing of appeals of marketing board and commission orders, decisions and determinations, the hearing of complaints and conducting inquiries related to farm practices under the Farm Practices Protection (Right to Farm) Act, and the hearing of animal seizure appeals under the Prevention of Cruelty to Animals Act. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	734	734
Corporate Services	5,713	5,671
	6,447	6,405

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Agriculture and Food; the Parliamentary Secretary for Agriculture; executive support, including the deputy minister’s office; intergovernmental relations; and corporate administration. This sub-vote also provides for executive direction to the ministry; finance, administrative, certain human resource activities, and information management services and systems; information and privacy; revenue collection; and trust fund management for ministry operations, programs, and clients. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 12 — MINISTRY OPERATIONS	107,306	108,012

MINISTRY OF AGRICULTURE AND FOOD

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 13 — AGRICULTURAL LAND COMMISSION

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Agricultural Land Commission.

AGRICULTURAL LAND COMMISSION

Voted Appropriation
Agricultural Land Commission	5,500	5,500

Voted Appropriation Description: This sub-vote provides for the operation of the Agricultural Land Commission. Under the Agricultural Land Commission Act, the commission is responsible for preserving the scarce supply of agricultural land in the province through policies, programs, and compliance and enforcement activities that foster long-term sustainability and encourage farm businesses. The commission works with a wide range of stakeholders, including industry groups, First Nations, and provincial and local governments to enable and encourage farm use of land in the agricultural land reserve. A portion of the fees for the applications made under the Agricultural Land Commission Act is retained by local governments for services provided in the application process. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 13 — AGRICULTURAL LAND COMMISSION	5,500	5,500

MINISTRY OF AGRICULTURE AND FOOD

STATUTORY DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: Production Insurance Account.

PRODUCTION INSURANCE ACCOUNT

Statutory Appropriation
Production Insurance Account	55,209	41,504
Less: Transfer from Ministry Operations Vote	(16,860)	(20,295)
	38,349	21,209

Statutory Appropriation Description: This statutory appropriation provides for the Production Insurance Account which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	62,080	62,080
Operating Costs	19,512	19,454
Government Transfers	49,829	48,928
Other Expenses	59,035	43,560
Internal Recoveries	(11)	(11)
External Recoveries	(39,290)	(39,290)
TOTAL OPERATING EXPENSES	151,155	134,721

MINISTRY OF AGRICULTURE AND FOOD

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2025/26	2026/27

PRODUCTION INSURANCE ACCOUNT

This account was established as a special account under the Special Accounts Appropriation and Control Act in 2005 and replaces the Crop Insurance Fund created by a regulation under the Insurance for Crops Act. Production Insurance is an insurance scheme that stabilizes farm income by minimizing, at an individual level, the detrimental economic effects of losses due to uncontrollable natural perils. The purpose of this account is to receive premiums from the federal government, the Province, producers, and indemnity and other payments through reinsurance. This account also earns interest on accumulated funds. Expenses include indemnification payments to producers, reinsurance premiums to third parties, and any third-party costs of adjustments. Costs may be recovered from external organizations for reinsurance proceeds.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	11,786	22,196
OPERATING TRANSACTIONS
Revenue	44,640	43,830
Expense	(55,210)	(41,505)
Internal and External Recoveries	1	1
Transfer from Ministry Operations Vote	16,860	20,295
Net Revenue (Expense)	6,291	22,621

Difference Between 2025/26 Estimates and Projected Actual Net Revenue (Expense)	4,119

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	22,196	44,817

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

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MINISTRY OF ATTORNEY GENERAL

The mission of the Ministry of Attorney General is to administer justice and provide legal advice to government; and to support inclusive communities that value multiculturalism and anti-racism.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATIONS
Vote 14 — Ministry Operations	721,778	742,545
Vote 15 — Judiciary	112,754	115,950
Vote 16 — Crown Proceeding Act	24,500	24,500
Vote 17 — Independent Investigations Office	12,622	13,983

STATUTORY APPROPRIATIONS
Public Guardian and Trustee Operating Account Special Account	12,311	12,482
Less: Transfer from Ministry Operations Vote	(12,311)	(12,482)

OPERATING EXPENSES	871,654	896,978
CAPITAL EXPENDITURES [2]	9,616	7,318
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF ATTORNEY GENERAL

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Justice Services	206,094	202,071	(2,402)	204,473
Indigenous Justice Secretariat	20,322	21,024	(1,765)	19,259
Prosecution Services	214,899	225,428	(1)	225,427
Court Services	162,003	169,682	(2,853)	166,829
Legal Services	41,828	51,449	(300)	51,149
Agencies, Boards, Commissions and Other Tribunals	54,809	80,205	(24,031)	56,174
Multiculturalism and Anti-Racism	6,503	6,318	(2)	6,316
Executive and Support Services	15,320	15,322	(2)	15,320
Judiciary	112,754	115,951	(1)	115,950
Crown Proceeding Act	24,500	24,500	—	24,500
Independent Investigations Office	12,622	13,985	(2)	13,983
Public Guardian and Trustee Operating Account Special Account	—	34,247	(34,247)	—
TOTAL OPERATING EXPENSES	871,654	962,584	(65,606)	896,978

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Executive and Support Services	8,483	6,185	—	6,185
Judiciary	770	770	—	770
Public Guardian and Trustee Operating Account Special Account	363	363	—	363
TOTAL	9,616	7,318	—	7,318

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 14 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Justice Services; Indigenous Justice Secretariat; Prosecution Services; Court Services; Legal Services; Agencies, Boards, Commissions and Other Tribunals; Multiculturalism and Anti-Racism; and Executive and Support Services.

JUSTICE SERVICES

Voted Appropriation
Justice Services	206,094	202,071

Voted Appropriation Description: This sub-vote provides for the administration, management, and transformation of justice services throughout the province, including administrative justice reform; public, criminal, civil, and family law reform; and broad justice system policy development to support a more accessible, efficient, and effective justice system. This sub-vote also provides for legal aid, human rights, poverty law services, and other publicly-funded legal counsel services; development and management of legislation; access to justice services; support for the federal/provincial/territorial process for discussion of national justice issues and negotiations between the various levels of government; the investigations of matters relating to the administration of the Correction Act and court services; services to locate individuals and assets; maintenance enforcement and services associated with inter-jurisdictional support court orders; information and alternative-to-court dispute resolution services for separating and divorcing parents and their children; preparation of Provincial and Supreme Court ordered parenting assessments and views of the child reports in Family Law Act matters; parenting after separation programs; developing and promoting non-adversarial dispute resolution options within the justice system and throughout the government; development of policy and legislation regarding consumer protection; oversight of delegated consumer protection authorities; public legal education and information coordination; and governance legislation and policy oversight to the Insurance Corporation of British Columbia. Costs may be recovered from ministries, the Legal Services Society (Legal Aid BC), the federal government, and parties external to government for activities described within this sub-vote.

INDIGENOUS JUSTICE SECRETARIAT

Voted Appropriation
Indigenous Justice Secretariat	20,322	19,259

Voted Appropriation Description: This sub-vote provides for the operations of the Indigenous Justice Secretariat, including the administration, management, reform, and transformation of Indigenous justice services throughout the province; support for reclamation of Indigenous laws, legal institutions, and legal traditions; and advancing self-determination. This sub-vote also provides for support for the federal/provincial/territorial process for the discussion of national Indigenous justice issues, negotiations between various levels of government related to Indigenous justice services, support for the process to establish new Indigenous Courts, and support for Indigenous-led justice strategies and action plans. Costs may be recovered from ministries, other entities within government, other levels of government, and parties external to government for activities described within this sub-vote.

PROSECUTION SERVICES

Voted Appropriation
Prosecution Services	214,899	225,427

Voted Appropriation Description: This sub-vote provides for the operation of Crown counsel services, including approval and conduct of criminal prosecutions and appeals of offences; advice to government on all criminal law matters; and responsibility for all other matters mandated by the Crown Counsel Act. Costs may be recovered from the Victim Surcharge Special Account to enable compliance with the Victims of Crime Act. Costs may also be recovered from ministries and the federal government for activities described within this sub-vote.

COURT SERVICES

Voted Appropriation
Court Services	162,003	166,829

Voted Appropriation Description: This sub-vote provides for court registry operations, court administration, juror support services, document service and warrants, prisoner escort, and court security support to the Court of Appeal, Supreme Court, and Provincial Court and for services provided under the Sheriff Act. Costs may be recovered from ministries and public bodies for activities described within this sub-vote; from the federal and municipal governments for costs related to ticket enforcement, circuit courts, and other justice-related initiatives; from contracted bailiffs for civil execution services; and from parties or the public for costs associated with activities described within this sub-vote.

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27
LEGAL SERVICES

Voted Appropriation
Legal Services	41,828	51,149

Voted Appropriation Description: This sub-vote provides for legal and related services, including legal advice; representation in civil litigation; and drafting, preparing, filing, and publishing statutes, regulations, and Orders in Council to the Province and various agencies, boards and commissions, and other organizations. This sub-vote also provides for administration of Orders in Council and appeals to the Executive Council. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, organizations, individuals, and parties external to government for activities described within this sub-vote.

AGENCIES, BOARDS, COMMISSIONS AND OTHER TRIBUNALS

Voted Appropriations
Agencies, Boards, Commissions and Other Tribunals	54,808	56,173
British Columbia Utilities Commission	1	1
	54,809	56,174

Voted Appropriations Description: This sub-vote provides for the costs of the British Columbia Ferry Commission and partial funding of the Public Guardian and Trustee Operating Account. This sub-vote also provides for the operation, administration, and support services of the following tribunals: British Columbia Human Rights Tribunal; British Columbia Review Board; British Columbia Utilities Commission; Building Code Appeal Board; Civil Resolution Tribunal; Community Care and Assisted Living Appeal Board; Employment Standards Tribunal; Energy Resource Appeal Tribunal; Environmental Appeal Board; Financial Services Tribunal; Forest Appeals Commission; Health Professions Review Board; Hospital Appeal Board; Labour Relations Board; Mental Health Review Board; Passenger Transportation Board; Property Assessment Appeal Board; Safety Standards Appeal Board; Skilled Trades BC Appeal Board; and Surface Rights Board; including budgeting, expenditure management, human resources, information and systems management, performance management, appointments coordination, fees and expenses of appointees, and their governing legislation. Costs may be recovered from ministries, health authorities, regulated entities, Crown agencies, boards, commissions and other tribunals, other levels of government, parties external to government, public bodies, organizations, and individuals for activities described within this sub-vote.

MULTICULTURALISM AND ANTI-RACISM

Voted Appropriation
Multiculturalism and Anti-Racism	6,503	6,316

Voted Appropriation Description: This sub-vote provides for policy development, research, and the administration and delivery of multiculturalism and anti-racism programs and services. Programs and services include branch operations, support for the Resilience BC Anti-Racism Network, public education, community engagement, and other programming that supports intercultural interaction, racism and hate prevention, addressing systemic barriers, and building community responsiveness. Costs may be recovered from ministries, Crown corporations and agencies, other levels of government, external organizations, licensees, and individuals for activities described within this sub-vote.

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	765	765
Corporate Services	14,555	14,555
	15,320	15,320

Voted Appropriations Description: This sub-vote provides for the office of the Attorney General, executive direction of the ministry, including the Deputy Attorney General’s office; general services to support program delivery; policy development; and management services for the ministry and the Ministry of Public Safety and Solicitor General, including information and systems management and service planning. This sub-vote also provides for other initiatives sponsored by the Attorney General, the ministry, and for the Parliamentary Secretary for Anti-Racism Initiatives. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 14 — MINISTRY OPERATIONS	721,778	742,545

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 15 — JUDICIARY

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core business: Judiciary.

JUDICIARY

Voted Appropriations
Superior Courts	25,420	26,231
Provincial Courts	87,334	89,719
	112,754	115,950

Voted Appropriations Description: This sub-vote provides for administrative and support services for the Court of Appeal and Supreme Court located in the province and provides for the operational budget for the Provincial Court of British Columbia. Costs may be recovered from ministries and the federal government for activities described within this sub-vote.

VOTE 15 — JUDICIARY	112,754	115,950

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 16 — CROWN PROCEEDING ACT

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Crown Proceeding Act.

CROWN PROCEEDING ACT

Voted Appropriation
Crown Proceeding Act	24,500	24,500

Voted Appropriation Description: This sub-vote provides for the payments made under the authority of the Crown Proceeding Act.

VOTE 16 — CROWN PROCEEDING ACT	24,500	24,500

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 17 — INDEPENDENT INVESTIGATIONS OFFICE

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Independent Investigations Office.

INDEPENDENT INVESTIGATIONS OFFICE

Voted Appropriation
Independent Investigations Office	12,622	13,983

Voted Appropriation Description: This sub-vote provides for the operation of the Independent Investigations Office which operates under the provisions of the Police Act. This office conducts investigations into all incidents where the actions or inactions of police may have caused serious injury or death to any person. This includes all on and off duty police who are members of the Royal Canadian Mounted Police in British Columbia, a municipal police force, and on duty special provincial constables. When such investigations result in Crown counsel laying charges under the Criminal Code of Canada or any other statute, the Independent Investigations Office supports prosecution of the charges. Costs may be recovered from ministries, Crown agencies, boards and commissions, other provincial governments, and other organizations for activities described within this sub-vote.

VOTE 17 — INDEPENDENT INVESTIGATIONS OFFICE	12,622	13,983

MINISTRY OF ATTORNEY GENERAL

STATUTORY DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: Public Guardian and Trustee Operating Account.

PUBLIC GUARDIAN AND TRUSTEE OPERATING ACCOUNT

Statutory Appropriation
Public Guardian and Trustee Operating Account	12,311	12,482
Less: Transfer from Ministry Operations Vote	(12,311)	(12,482)
	—	—

Statutory Appropriation Description: This statutory appropriation provides for the Public Guardian and Trustee Operating Account which is governed under the Public Guardian and Trustee Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	695,957	728,970
Operating Costs	137,846	139,767
Government Transfers	195,027	189,682
Other Expenses	26,699	26,774
Internal Recoveries	(119,381)	(122,609)
External Recoveries	(64,494)	(65,606)
TOTAL OPERATING EXPENSES	871,654	896,978

MINISTRY OF ATTORNEY GENERAL

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2025/26	2026/27

PUBLIC GUARDIAN AND TRUSTEE OPERATING ACCOUNT

This account was established as a special account by the Public Trustee Amendment Act in 1989 and is governed by section 24 of the Public Guardian and Trustee Act. The account’s revenue sources are transfers from the Ministry Operations Vote. Approved expenses provide for services to clients and for the administration of the Public Guardian and Trustee. Costs may be recovered from clients and parties external to government and from fees, commissions, and charges earned.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	21,343	21,481
OPERATING TRANSACTIONS
Revenue	—	—
Expense	(42,267)	(46,729)
Internal and External Recoveries	29,956	34,247
Transfer from Ministry Operations Vote	12,311	12,482
Net Revenue (Expense)	—	—
FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	(363)	(363)
Net Cash Source (Requirement)	(363)	(363)
Working Capital Adjustments and Other Spending Authority Committed[3]	501	371
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	21,481	21,489

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.
[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

The mission of the Ministry of Children and Family Development is to work together to deliver inclusive, culturally respectful, responsive, and accessible services to support the well-being of children, youth, and families.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATION
Vote 18 — Ministry Operations	2,400,492	2,711,928

OPERATING EXPENSES	2,400,492	2,711,928
CAPITAL EXPENDITURES [2]	2,230	2,230
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	(31)	(31)
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Early Childhood Development	46,523	45,930	(2)	45,928
Services for Children and Youth with Support Needs	642,212	818,562	(3,729)	814,833
Child and Youth Mental Health Services	130,066	128,383	(775)	127,608
Child Safety, Family Support and Children in Care Services	1,326,498	1,548,421	(75,361)	1,473,060
Adoption Services	36,138	29,121	(2)	29,119
Youth Justice Services	55,524	71,611	(17,985)	53,626
Service Delivery Support	145,118	149,711	(199)	149,512
Executive and Support Services	18,413	18,923	(681)	18,242
TOTAL OPERATING EXPENSES	2,400,492	2,810,662	(98,734)	2,711,928

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Service Delivery Support	2,230	2,230	—	2,230
TOTAL	2,230	2,230	—	2,230

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Executive and Support Services	(31)	—	(31)	(31)
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	(31)	—	(31)	(31)

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 18 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Early Childhood Development; Services for Children and Youth with Support Needs; Child and Youth Mental Health Services; Child Safety, Family Support and Children in Care Services; Adoption Services; Youth Justice Services; Service Delivery Support; and Executive and Support Services.

EARLY CHILDHOOD DEVELOPMENT

Voted Appropriation
Early Childhood Development	46,523	45,928

Voted Appropriation Description: This sub-vote provides funding for early childhood development programs and services primarily aimed at infants, young children, and their families. This sub-vote also provides for transfers to Indigenous Governing Bodies or other Indigenous parties for their delivery of child and family service programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

SERVICES FOR CHILDREN AND YOUTH WITH SUPPORT NEEDS

Voted Appropriation
Services for Children and Youth with Support Needs	642,212	814,833

Voted Appropriation Description: This sub-vote provides funding for programs and services dedicated to children and youth with support needs and their families. These include early intervention programs; supported child development; family support services; residential and guardianship services for children and youth with special needs agreements under the Child, Family and Community Service Act; and specialized provincial services. This sub-vote also provides for transfers to Indigenous Governing Bodies or other Indigenous parties for their delivery of child and family service programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

CHILD AND YOUTH MENTAL HEALTH SERVICES

Voted Appropriation
Child and Youth Mental Health Services	130,066	127,608

Voted Appropriation Description: This sub-vote provides funding for specialized and community-based intervention, treatment, and support services to children and youth experiencing mental health issues and their families. This includes, but is not limited to, the operation of the Maples adolescent mental health facility and services as provided for under the Mental Health Act. This sub-vote also provides for transfers to Indigenous Governing Bodies and other Indigenous parties for their delivery of child and family service programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

CHILD SAFETY, FAMILY SUPPORT AND CHILDREN IN CARE SERVICES

Voted Appropriation
Child Safety, Family Support and Children in Care Services	1,326,498	1,473,060

Voted Appropriation Description: This sub-vote provides funding for the welfare of children, youth, and young adults through programs and services provided for under the Child, Family and Community Service Act, the Community Care and Assisted Living Act, the Employment and Assistance Act, and the Infants Act, or other supports consistent with the intent of legislation. These include family supports; collaborative planning and decision-making services; child protection; children and youth in care; alternatives to care; services for youth and young adults; and for the support of organizations serving Indigenous children, youth, and families. This sub-vote also provides funding for programs and services dedicated to young adults transitioning from in-care or out-of-care services and arrangements. This sub-vote provides for transfers to Indigenous Governing Bodies or other Indigenous parties for their delivery of child and family service programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27
ADOPTION SERVICES

Voted Appropriation
Adoption Services	36,138	29,119

Voted Appropriation Description: This sub-vote provides funding for adoption services as provided for under the Adoption Act and to facilitate the adoption of children in care. This includes funding for recruitment of adoptive families, promotion of adoptions, planning for permanency, and post-adoption assistance or other supports consistent with the intent of legislation. This sub-vote also provides for transfers to Indigenous Governing Bodies or other Indigenous parties for their delivery of adoption programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

YOUTH JUSTICE SERVICES

Voted Appropriation
Youth Justice Services	55,524	53,626

Voted Appropriation Description: This sub-vote provides funding for youth justice programs and services as provided for under the Forensic Psychiatry Act, the Mental Health Act, the Youth Justice Act, and the federal Youth Criminal Justice Act. These include specialized community-based and provincial facility-based programs and services which promote crime prevention and rehabilitation and support law-abiding behaviour among youth; youth custody centres and youth forensic psychiatric services; and other supportive programs consistent with the intent of legislation. This sub-vote also provides for transfers to Indigenous Governing Bodies or other Indigenous parties for their delivery of youth justice programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

SERVICE DELIVERY SUPPORT

Voted Appropriation
Service Delivery Support	145,118	149,512

Voted Appropriation Description: This sub-vote provides funding for strategic and operational services which support ministry practices. These include service delivery administration; policy development; integrated technology system; quality assurance; and other supporting services under the Adoption Act, the Child, Family and Community Service Act, the Community Care and Assisted Living Act, the Employment and Assistance Act, the Infants Act, the Mental Health Act, the Youth Justice Act, and the federal Youth Criminal Justice Act. It also provides for participation in the negotiation and development of coordination, reconciliation, and other agreements with First Nations, Indigenous Peoples and organizations, and the federal government to further the socio-cultural and socio-economic priorities of the ministry, including the transfer of jurisdiction for child and family service programs to Indigenous Governing Bodies or other Indigenous parties. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27
EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	987	987
Corporate Services	17,426	17,255
	18,413	18,242

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Children and Family Development and the Minister without portfolio; overall direction, development, and corporate support for all ministry services; and for the administration of the Human Resource Facility Act. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

VOTE 18 — MINISTRY OPERATIONS	2,400,492	2,711,928

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	493,646	507,652
Operating Costs	61,278	54,811
Government Transfers	1,989,120	2,292,008
Other Expenses	2,335	2,335
Internal Recoveries	(46,144)	(46,144)
External Recoveries	(99,743)	(98,734)
TOTAL OPERATING EXPENSES	2,400,492	2,711,928

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates	Estimates
2025/26	2026/27

EXECUTIVE AND SUPPORT SERVICES

HUMAN SERVICES PROVIDERS FINANCING PROGRAM — Receipts represent repayment of loans provided in previous fiscal years for capital purposes to stimulate investment in efficiencies and innovation by British Columbia community social services providers, including funds under the Human Resource Facility Act. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	—	—
Receipts	(31)	(31)
Net Cash Requirement (Source)	(31)	(31)

MINISTRY OF CITIZENS’ SERVICES

The mission of the Ministry of Citizens’ Services is to enable cost-effective, accessible, and responsive service delivery to the public through multiple access points and provide efficient services to government.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATION
Vote 19 — Ministry Operations	758,844	741,339

OPERATING EXPENSES	758,844	741,339
CAPITAL EXPENDITURES [2]	162,953	142,581
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF CITIZENS’ SERVICES

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Services to Citizens and Businesses	46,772	59,304	(12,532)	46,772
Connected Services BC	669,267	747,127	(95,365)	651,762
Connectivity	24,235	24,237	(2)	24,235
Procurement and Supply Services	12,265	58,449	(46,184)	12,265
Executive and Support Services	6,305	6,340	(35)	6,305
TOTAL OPERATING EXPENSES	758,844	895,457	(154,118)	741,339

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Connected Services BC	162,593	142,221	—	142,221
Procurement and Supply Services	150	150	—	150
Executive and Support Services	210	210	—	210
TOTAL	162,953	142,581	—	142,581

MINISTRY OF CITIZENS’ SERVICES

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 19 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Services to Citizens and Businesses, Connected Services BC, Connectivity, Procurement and Supply Services, and Executive and Support Services.

SERVICES TO CITIZENS AND BUSINESSES

Voted Appropriations
Service BC Operations	45,981	45,981
BC Online	790	790
BC Registry Services	1	1
	46,772	46,772

Voted Appropriations Description: This sub-vote provides for service delivery to the public through multiple access points, including in-person, telephone, web, online, and virtual; as well as corporate leadership, planning, and implementation of cross-government initiatives such as user research, service and content design, and public engagement to improve service delivery to citizens and businesses. This sub-vote also provides for corporate, personal property, manufactured home, and business registry services for people and the business community, as well as onboarding and support for identity and credential management. Costs may be recovered from ministries, Crown agencies, boards and commissions, the federal government, other public sector organizations, public and private organizations, and the public for products, services, and activities described within this sub-vote.

CONNECTED SERVICES BC

Voted Appropriation
Connected Services BC	669,267	651,762

Voted Appropriation Description: This sub-vote provides for the leadership, governance, and delivery of digital and information services across government. It includes strategic planning, policy development, technology stewardship, and management of government information and technology, including infrastructure, applications, telecommunications, security policy and operations, records, privacy, and data services, as well as registration and certification functions. This sub-vote also provides for compliance with information management and privacy legislation, and the provision of expert advice, operational support, and capacity-building for ministries and public sector partners. Costs may be recovered from special accounts, ministries, Crown agencies, boards and commissions, other levels of government, and external parties for activities described within this sub-vote.

CONNECTIVITY

Voted Appropriation
Connectivity	24,235	24,235

Voted Appropriation Description: This sub-vote provides leadership and expertise for the planning, development, funding, and coordination of programs, initiatives, and investments related to the access to, and expansion of, internet connectivity, cellular services, and other telecommunication services throughout British Columbia; as well as the planning, sourcing, policies, and strategies for telecommunications services for the provincial government, agencies, Health Authorities, Crown organizations and other organizations on behalf of the Province. Project funding may be supplemented by other levels of government, the private sector, and other parties. Costs may be recovered from ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for activities described within this sub-vote.

PROCUREMENT AND SUPPLY SERVICES

Voted Appropriation
Procurement and Supply Services	12,265	12,265

Voted Appropriation Description: This sub-vote provides for procurement and supply services as outlined under the Procurement Services Act, including warehousing, product distribution, asset disposition services, mail distribution and financial payment processing, print and publications, and intellectual property services to ministries and certain external customers. This sub-vote also provides for procurement transformation and advisory services to government ministries as well as governance and support to a portfolio of strategic contracts and other complex, high-value service contracts across government and, as applicable, broader public sector entities. Costs may be recovered from ministries, Crown agencies, boards and commissions, other public sector organizations, public and private organizations, and the public for products and activities described within this sub-vote.

MINISTRY OF CITIZENS’ SERVICES

VOTE DESCRIPTIONS

($000)

	Estimates 2025/26	Estimates 2026/27
EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	715	715
Corporate Services	5,590	5,590
	6,305	6,305

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Citizens’ Services and for executive direction of the ministry and administrative support services, including legislative and policy support, corporate planning, performance management, certain human resource activities, including employee engagement and employee communications; and other administrative services, including financial, facility, and security management. Costs may be recovered from ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for activities described within this sub-vote.

VOTE 19 — MINISTRY OPERATIONS	758,844	741,339

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	305,079	317,053
Operating Costs	653,978	608,630
Government Transfers	63,050	57,830
Other Expenses	104,912	111,188
Internal Recoveries	(216,150)	(199,244)
External Recoveries	(152,025)	(154,118)
TOTAL OPERATING EXPENSES	758,844	741,339

MINISTRY OF EDUCATION AND CHILD CARE

The mission of the Ministry of Education and Child Care is to set legal, financial, curricular, and accountability frameworks to achieve the vision of capable children and young people thriving in a rapidly changing world; and to increase access to quality, inclusive, affordable child care.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATION
Vote 20 — Ministry Operations	9,735,915	10,029,589

STATUTORY APPROPRIATIONS
British Columbia Training and Education Savings Program Special Account	30,001	30,001
Teachers Act Special Account	9,082	9,174

OPERATING EXPENSES	9,774,998	10,068,764
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.

[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.

[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF EDUCATION AND CHILD CARE

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Public Schools	8,185,316	8,384,859	(12,000)	8,372,859
Independent Schools	589,091	604,456	—	604,456
Transfers to Other Partners	63,527	71,038	(5,756)	65,282
Child Care	857,222	2,070,588	(1,123,366)	947,222
Executive and Support Services	40,759	44,476	(4,706)	39,770
British Columbia Training and Education Savings Program Special Account	30,001	30,001	—	30,001
Teachers Act Special Account	9,082	9,174	—	9,174
TOTAL OPERATING EXPENSES	9,774,998	11,214,592	(1,145,828)	10,068,764

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

MINISTRY OF EDUCATION AND CHILD CARE

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 20 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Public Schools, Independent Schools, Transfers to Other Partners, Child Care, and Executive and Support Services.

PUBLIC SCHOOLS

Voted Appropriation
Public Schools	8,185,316	8,372,859

Voted Appropriation Description: This sub-vote provides for funding to support public schools, including support for K-12 education, early learning, the Official Languages in Education Protocol, and funding to address class organization in public schools. Costs may be recovered from ministries, boards of education, and the federal government for activities described within this sub-vote.

INDEPENDENT SCHOOLS

Voted Appropriation
Independent Schools	589,091	604,456

Voted Appropriation Description: This sub-vote provides for funding to support eligible independent schools. Costs may be recovered from ministries, independent schools, and the federal government for activities described within this sub-vote.

TRANSFERS TO OTHER PARTNERS

Voted Appropriation
Transfers to Other Partners	63,527	65,282

Voted Appropriation Description: This sub-vote provides for funding to support K-12 education, early learning and literacy, post-secondary and career transition programs, including scholarships and awards, and the Official Languages in Education Protocol. Costs may be recovered from ministries, public sector agencies, and the federal government for activities described within this sub-vote.

CHILD CARE

Voted Appropriation
Child Care	857,222	947,222

Voted Appropriation Description: This sub-vote provides for funding for child care programs and services primarily aimed at infants, young children, and their families. This sub-vote also provides for funding to enable the director of the Early Childhood Educator Registry to fulfill legislated obligations under the Community Care and Assisted Living Act; and for the payment of child care benefits to parents and grant payments under the Early Learning and Child Care Act. This also includes payments to organizations which provide or support child care services. This sub-vote also provides funding for strategic and operational services which support child care service delivery, including service delivery administration; policy development; information systems; quality assurance; and other supporting services. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

MINISTRY OF EDUCATION AND CHILD CARE

VOTE DESCRIPTIONS

($000)

	Estimates 2025/26	Estimates 2026/27
EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	1,014	1,014
Corporate Services	39,745	38,756
	40,759	39,770

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Education and Child Care and for corporate services to the ministry; and the boards, agencies, and commissions supported by the ministry. This sub-vote also provides for executive direction for the ministry and management and support for ministry programs and initiatives. Costs may be recovered from special accounts, ministries, public sector agencies, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 20 — MINISTRY OPERATIONS	9,735,915	10,029,589

MINISTRY OF EDUCATION AND CHILD CARE

STATUTORY DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: British Columbia Training and Education Savings Program and Teachers Act Special Account.

BRITISH COLUMBIA TRAINING AND EDUCATION SAVINGS PROGRAM

Statutory Appropriation
British Columbia Training and Education Savings Program special account	30,001	30,001

Statutory Appropriation Description: This statutory appropriation provides for the British Columbia Training and Education Savings Program special account which is governed under the Special Accounts Appropriation and Control Act.

TEACHERS ACT SPECIAL ACCOUNT

Statutory Appropriation
Teachers Act Special Account	9,082	9,174

Statutory Appropriation Description: This statutory appropriation provides for the Teachers Act Special Account which is governed under the Teachers Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	106,660	105,286
Operating Costs	20,615	19,067
Government Transfers	10,799,256	11,083,882
Other Expenses	2,485	6,363
Internal Recoveries	(4)	(6)
External Recoveries	(1,154,014)	(1,145,828)
TOTAL OPERATING EXPENSES	9,774,998	10,068,764

MINISTRY OF EDUCATION AND CHILD CARE

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

BRITISH COLUMBIA TRAINING AND EDUCATION SAVINGS PROGRAM SPECIAL ACCOUNT

This account was established as a special account under the Special Accounts Appropriation and Control Act in 2007. The British Columbia Training and Education Savings Program special account provides funding for a grant program for the benefit of eligible students born on or after January 1, 2006. Expenses also include program administration costs recovered by the Ministry Operations Vote from the special account. Revenues represent investment earnings on the fund balance.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	435,736	412,513
OPERATING TRANSACTIONS
Revenue	10,783	9,704
Expense	(30,001)	(30,001)
Net Revenue (Expense)	(19,218)	(20,297)

Difference Between 2025/26 Estimates and Projected Actual Net Revenue (Expense)	(4,005)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	412,513	392,216

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF EDUCATION AND CHILD CARE

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

TEACHERS ACT SPECIAL ACCOUNT

This account was established as a special account under the Teachers Act in 2012. The Teachers Act Special Account provides funding for costs and expenses incurred in connection with the administration of the Teachers Act and any debts, obligations, and liabilities transferred to the government under the dissolution of the British Columbia College of Teachers. Revenues include money transferred to government under section 87 of the Teachers Act; proceeds realized on disposition of rights, property, and assets transferred to government under section 87 of the Teachers Act; and fees, remittances, and costs paid to government under the Teachers Act, the School Act, and the Independent School Act.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	2,733	2,739
OPERATING TRANSACTIONS
Revenue	9,200	8,915
Expense	(9,082)	(9,174)
Net Revenue (Expense)	118	(259)

Difference Between 2025/26 Estimates and Projected Actual Net Revenue (Expense)	(112)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	2,739	2,480

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

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MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE

READINESS

The mission of the Ministry of Emergency Management and Climate Readiness is to lead emergency and disaster risk management, build and foster collaborative relationships and partnerships, advance meaningful and lasting reconciliation with Indigenous Peoples, and support all people in British Columbia to reduce climate and disaster risk. The ministry is responsible for providing cross-ministry coordination to enhance British Columbia’s readiness and resilience towards climate and disaster risks and ensuring a comprehensive and interconnected approach to achieve climate and disaster risk reduction.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATIONS
Vote 21 — Ministry Operations	79,382	74,403
Vote 22 — Emergency and Disaster Management Act	36,420	36,420

OPERATING EXPENSES	115,802	110,823
CAPITAL EXPENDITURES [2]	53	53
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Emergency and Disaster Management Operations	36,749	36,534	(491)	36,043
Climate Readiness Programs	36,884	43,082	(10,001)	33,081
Executive and Support Services	5,749	5,281	(2)	5,279
Emergency and Disaster Management Act	30,000	30,001	(1)	30,000
Financial Assistance	6,420	6,420	—	6,420
TOTAL OPERATING EXPENSES	115,802	121,318	(10,495)	110,823

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Emergency and Disaster Management Operations	53	53	—	53
TOTAL	53	53	—	53

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 21 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Emergency and Disaster Management Operations, Climate Readiness Programs, and Executive and Support Services.

EMERGENCY AND DISASTER MANAGEMENT OPERATIONS

Voted Appropriation
Emergency and Disaster Management Operations	36,749	36,043

Voted Appropriation Description: This sub-vote provides for costs related to emergency and disaster management operations, including legislative and policy development, strategic partnerships and agreements management, and program design and administration. Costs may be recovered from ministries, Crown agencies, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

CLIMATE READINESS PROGRAMS

Voted Appropriation
Climate Readiness Programs	36,884	33,081

Voted Appropriation Description: This sub-vote provides for costs related to climate readiness risk management, disaster preparedness, disaster mitigation and adaptation, including strategic reviews, policy development, program design and delivery, and training and exercising. Costs may be recovered from ministries, Crown agencies, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	799	799
Corporate Services	4,950	4,480
	5,749	5,279

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Emergency Management and Climate Readiness; and executive direction of the ministry, including the deputy minister’s office; general services to support program delivery; and management services for the ministry, including financial operations, certain human resource activities, corporate planning, organizational development, internal communications, information management and systems, and facilities management. Costs may be recovered from ministries, Crown agencies, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

VOTE 21 — MINISTRY OPERATIONS	79,382	74,403

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 22 — EMERGENCY AND DISASTER MANAGEMENT ACT

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Emergency and Disaster Management Act and Financial Assistance.

EMERGENCY AND DISASTER MANAGEMENT ACT

Voted Appropriation
Emergency and Disaster Management Act	30,000	30,000

Voted Appropriation Description: This sub-vote provides for the costs of preparing for, responding to, and recovering from critical incidents; taking emergency measures; and acquiring emergency resources as described in the Emergency and Disaster Management Act. This sub-vote allows for statutory appropriation under the Emergency and Disaster Management Act. Costs may be recovered from ministries, other governments, agencies, organizations, and individuals for activities described within this sub-vote.

FINANCIAL ASSISTANCE

Voted Appropriation
Financial Assistance	6,420	6,420

Voted Appropriation Description: This sub-vote provides for the provision of financial assistance under the Emergency and Disaster Management Act as prescribed in regulation.

VOTE 22 — EMERGENCY AND DISASTER MANAGEMENT ACT	36,420	36,420

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	36,749	36,557
Operating Costs	30,848	28,904
Government Transfers	59,209	56,366
Other Expenses	21	21
Internal Recoveries	(530)	(530)
External Recoveries	(10,495)	(10,495)
TOTAL OPERATING EXPENSES	115,802	110,823

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

The mission of the Ministry of Energy and Climate Solutions is to align energy and climate policies and programs to facilitate a clean, competitive and sustainable economy for the benefit of all peoples in British Columbia, now and in the future.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATION
Vote 23 — Ministry Operations	86,205	89,684

STATUTORY APPROPRIATIONS
First Nations Clean Energy Business Fund Special Account	10,359	10,582
Innovative Clean Energy Fund Special Account	10,905	8,735

OPERATING EXPENSES	107,469	109,001
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	10,000	10,000
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.

[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.

[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Climate Action	18,710	17,242	(83)	17,159
CleanBC Program for Industry and BC-Output Based Pricing System	4,151	6,516	(2)	6,514
Energy Decarbonization	36,978	36,417	(2)	36,415
Electricity and Utility Regulation	3,219	6,274	(3,330)	2,944
Energy Resources	18,275	20,061	(2)	20,059
Executive and Support Services	4,872	6,597	(4)	6,593
First Nations Clean Energy Business Fund Special Account	10,359	10,584	(2)	10,582
Innovative Clean Energy Fund Special Account	10,905	8,737	(2)	8,735
TOTAL OPERATING EXPENSES	107,469	112,428	(3,427)	109,001

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Climate Action	10,000	10,000	—	10,000
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	10,000	10,000	—	10,000

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	Net	Disbursements	Receipts	Net
Core Business
Energy Resources	—	55,880	(55,880)	—
TOTAL REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	55,880	(55,880)	—

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 23 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Climate Action, CleanBC Program for Industry and BC-Output Based Pricing System, Energy Decarbonization, Electricity and Utility Regulation, Energy Resources, and Executive and Support Services.

CLIMATE ACTION

Voted Appropriation
Climate Action	18,710	17,159

Voted Appropriation Description: This sub-vote provides for support for the activities required to meet the province’s climate action targets under the Climate Change Accountability Act, along with British Columbia’s climate policies, the requirements under the Greenhouse Gas Industrial Reporting and Control Act, and for adapting to the impacts of climate change. This includes leading engagement processes across ministries, other governments, a diverse range of stakeholders, and the general public. Activities include developing and leading the Province’s climate action strategy; research and policy development on climate action measures; education and communication on impacts of climate change; advising and supporting Executive Council and its committees on matters of climate action and clean energy; the evaluation, management, and delivery of cross-government initiatives; and developing greenhouse gas requirements for industry, standardized offsets program, Carbon Neutral Government, and all related legislation and regulations. This sub-vote also provides for policy, planning, coordination and operational support, consultations, outreach, partnerships, education, research, and the procurement of carbon offsets. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

CLEANBC PROGRAM FOR INDUSTRY AND BC-OUTPUT BASED PRICING SYSTEM

Voted Appropriation
CleanBC Program for Industry and BC-Output Based Pricing System	4,151	6,514

Voted Appropriation Description: This sub-vote provides for the administration and implementation of carbon pricing programs that improve the competitiveness of large industrial emitters operating within British Columbia, supports projects that identify or reduce greenhouse gas emissions from large industrial emitters, and incentivizes large industrial emitters to identify or reduce emissions. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

ENERGY DECARBONIZATION

Voted Appropriation
Energy Decarbonization	36,978	36,415

Voted Appropriation Description: This sub-vote provides for the development of policies and programs to support province-wide energy efficiency and clean fuel-switching measures and programs, alternative energy resource development, and the advancement of leading-edge energy technologies. This sub-vote also provides for legislative and regulatory initiatives to increase the adoption of zero emission vehicles; reduce the carbon intensity of transportation fuels; expand the production and use of renewable fuels; and set minimum energy efficiency standards. This sub-vote supports the provision of policy advice or direction to electrical and gas utilities, the private sector, Indigenous communities, and local governments regarding investment in new clean energy resources and demand-side measures. This sub-vote also provides support for strategic and operational management of funding to support reconciliation initiatives and negotiations for the First Nations Clean Energy Business Fund special account. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

VOTE DESCRIPTIONS

($000)

	Estimates 2025/26	Estimates 2026/27

ELECTRICITY AND UTILITY REGULATION

Voted Appropriation
Electricity and Utility Regulation	3,219	2,944

Voted Appropriation Description: This sub-vote provides for development of legislation, policies, and programs to support all forms of electrical power generation, transmission, distribution, and marketing; regional electricity trading and electricity system reliability and coordination, including the Columbia River Treaty; alternative energy resource development; and the advancement of leading-edge energy technologies. This sub-vote supports the provision of policy and energy policy frameworks and planning advice or direction to electrical and gas utilities and the regulator, the British Columbia Utilities Commission; ministers’ governance roles in respect of Crown corporations; private sector and Indigenous investment in new electricity and alternative energy resources; and strategic policy development for clean, renewable energy producers. Costs may be recovered from the proceeds of the sale of downstream power benefits under the Columbia River Treaty, and revenues arising from activities related to the Columbia Basin Trust and Columbia Power Corporation. Costs may also be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

ENERGY RESOURCES

Voted Appropriation
Energy Resources	18,275	20,059

Voted Appropriation Description: This sub-vote provides for the management and responsible development of the province’s energy resources, including petroleum, natural gas, hydrogen, methanol, and ammonia; management of geothermal resources; issuing and administrating Crown petroleum and natural gas subsurface tenures, and storage reservoir tenures, as well as the revenues associated with those tenures; working with Indigenous Nations and industry to heal the land, and reduce emissions; undertaking analysis to develop and implement policies and programs, including the province’s royalty regime; identifying, stimulating, and facilitating development and market opportunities that add value to British Columbia’s energy resources; developing provincial statutes and regulations that apply to the energy sector; representing the province’s interests before energy regulatory tribunals; facilitating and leading the development and implementation of major energy projects and related infrastructure; developing and maintaining petroleum geology databases; assessing and collaborating cross-government on environmental monitoring and research, as well as on managing cumulative effects and land planning; providing for the restoration and remediation of oil and gas and related sites; and engaging and collaborating with Indigenous communities, stakeholders, local and federal governments, and the public. This sub-vote also provides for the receipt of funds to support Surface Rights Board orders relating to private land by oil and gas companies. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	821	821
Corporate Services	4,051	5,772
	4,872	6,593

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Energy and Climate Solutions and executive support, including the deputy minister’s office, and coordination of legislation. This sub-vote also provides for corporate services, correspondence, records management, and information and privacy. This sub-vote also provides for executive direction to the ministry; finance and administrative; information management services and systems; revenue collection; and trust fund management for ministry operations, programs, and clients. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

VOTE 23 — MINISTRY OPERATIONS	86,205	89,684

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

STATUTORY DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: First Nations Clean Energy Business Fund and Innovative Clean Energy Fund.

FIRST NATIONS CLEAN ENERGY BUSINESS FUND

Statutory Appropriation
First Nations Clean Energy Business Fund special account	10,359	10,582

Statutory Appropriation Description: This statutory appropriation provides for the First Nations Clean Energy Business Fund special account which is governed under the Clean Energy Act.

INNOVATIVE CLEAN ENERGY FUND

Statutory Appropriation
Innovative Clean Energy Fund special account	10,905	8,735

Statutory Appropriation Description: This statutory appropriation provides for the Innovative Clean Energy Fund special account which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	40,527	42,788
Operating Costs	25,974	23,726
Government Transfers	48,787	46,290
Other Expenses	1,216	2,937
Internal Recoveries	(3,313)	(3,313)
External Recoveries	(5,722)	(3,427)
TOTAL OPERATING EXPENSES	107,469	109,001

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

FIRST NATIONS CLEAN ENERGY BUSINESS FUND SPECIAL ACCOUNT

This account was created as a fund under the Clean Energy Act in 2010. It provides for increased First Nations participation in the clean energy sector through sharing of revenue government receives from clean power projects and supporting First Nation capacity and equity in clean energy projects. The account also provides for administration costs of the account. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this account.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	19,967	19,967
OPERATING TRANSACTIONS
Revenue	10,359	10,582
Expense	(10,362)	(10,585)
Internal and External Recoveries	3	3
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	19,967	19,967

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

INNOVATIVE CLEAN ENERGY FUND SPECIAL ACCOUNT

This account was created by the Finance Statutes (Innovative Clean Energy Fund) Amendment Act in 2007 and is continued under the Special Accounts Appropriation and Control Act. The purpose of the account is to support government’s energy and environmental priorities through programs, projects, and initiatives that promote the expanded use of clean energy resources and technologies, energy efficiency and conservation initiatives, and the accelerated commercialization of emerging clean energy technologies. Revenues credited to the account come from a levy applied to all final purchases of specified ‘energy products’ in British Columbia administered under the Provincial Sales Tax Act or any amount received for payment into the special account. Program expenses are recovered from the special account and are limited to those permitted within the scope of the Special Accounts Appropriation and Control Act, including administration of the account. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this account.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	13,392	10,487
OPERATING TRANSACTIONS
Revenue	8,000	7,500
Expense	(10,908)	(8,738)
Internal and External Recoveries	3	3
Net Revenue (Expense)	(2,905)	(1,235)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	10,487	9,252

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates 2025/26	Estimates 2026/27

CLIMATE ACTION

GREENHOUSE GAS EMISSIONS OFFSET — Disbursements represent the purchase of greenhouse gas emissions offsets for extinguishment in accordance with government’s carbon neutral initiative. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	10,000	10,000
Receipts	—	—
Net Cash Requirement (Source)	10,000	10,000

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES BY CORE BUSINESS

($000)

Estimates 2025/26	Estimates 2026/27

ENERGY RESOURCES

BRITISH COLUMBIA ENERGY REGULATOR — Disbursements are provided by the Province to the British Columbia Energy Regulator with respect to energy resource industry fees, levies, and taxes assessed and collected on behalf of the British Columbia Energy Regulator under the Energy Resource Activities Act, and the Fee, Levy and Security Regulation. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	54,510	55,880
Receipts	(54,510)	(55,880)
Net Cash Requirement (Source)	—	—

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MINISTRY OF ENVIRONMENT AND PARKS

The mission of the Ministry of Environment and Parks is to provide leadership in ensuring our natural legacy for future generations and to support positive economic outcomes for British Columbia.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATIONS
Vote 24 — Ministry Operations	155,355	149,340
Vote 25 — Environmental Assessment Office	16,781	16,781

STATUTORY APPROPRIATIONS
Park Enhancement Fund Special Account	13,033	19,300
Sustainable Environment Fund Special Account	28,690	28,690

OPERATING EXPENSES	213,859	214,111
CAPITAL EXPENDITURES [2]	32,956	33,194
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF ENVIRONMENT AND PARKS

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Environmental Protection	30,556	32,763	(2,216)	30,547
Conservation and Recreation Division	98,936	93,373	(355)	93,018
Executive and Support Services	25,863	25,777	(2)	25,775
Environmental Assessment Office	16,781	17,682	(901)	16,781
Park Enhancement Fund Special Account	13,033	20,100	(800)	19,300
Sustainable Environment Fund Special Account	28,690	28,690	—	28,690
TOTAL OPERATING EXPENSES	213,859	218,385	(4,274)	214,111

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	32,556	32,794	—	32,794
Park Enhancement Fund Special Account	400	400	—	400
TOTAL	32,956	33,194	—	33,194

MINISTRY OF ENVIRONMENT AND PARKS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 24 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Environmental Protection, Conservation and Recreation Division, and Executive and Support Services.

ENVIRONMENTAL PROTECTION

Voted Appropriation
Environmental Protection	30,556	30,547

Voted Appropriation Description: This sub-vote provides for clean, healthy, and safe water, land, and air for all living things; administering the Sustainable Environment Fund Act; setting emission and discharge standards; monitoring and reporting on ambient air and water quality; reducing and removing contaminating toxins and waste; managing pesticide use; responding to high-risk environmental emergencies; and administering extended producer responsibility programs. This sub-vote also provides for the provision of laboratory services to ministry-related vote activities, and to other public and private sector entities on a cost recovery basis. Activities also include the acquisition, collection, analysis, interpretation, inventorying, and reporting of data and activities related to emissions and discharges into the environment. Transfers are provided for activities concerned with protecting and managing the environment. Eligible costs are recovered from the Sustainable Environment Fund. Costs may also be recovered from special accounts, ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

CONSERVATION AND RECREATION DIVISION

Voted Appropriation
Conservation and Recreation Division	98,936	93,018

Voted Appropriation Description: This sub-vote provides for the planning and protection of natural spaces, including provincial parks and protected areas and recreation sites and trails, as well as natural resource law enforcement and public safety services related to human-wildlife conflicts, regulated activities, and emergency management. This sub-vote provides for acquisition, planning, management, administration, and utilization of areas for recreation and conservation. This includes the planning, protection, inventory, maintenance, and restoration of terrestrial and aquatic ecosystems in BC Parks and protected areas, recreation sites and trails, and reconciliation efforts with Indigenous Peoples through joint stewardship, cultural acknowledgement, and other government-to-government partnership activities; wildfire planning, prevention, and awareness; initiation of compliance and enforcement activities; provision of commercial and non-commercial recreational opportunities; development and maintenance of provincial park and recreation site facilities supporting public use of the front country, back country, and marine areas; promotion and management of recreation services; monitoring and reporting on park attendance, visitor satisfaction, and land status and condition; provision of information, marketing, education, community engagement, volunteers, and stewardship activities; promotion of use and awareness of the protected areas system; and fundraising from external sources to support program delivery. Transfers are provided for stewardship, information and education, and management and administration of parks and protected areas by third parties. This sub-vote also provides for activities related to upholding British Columbia and Canada laws and supporting the continuous improvement in compliance with requirements established by government to protect the environment, the province’s natural resources, and related human health and safety, including education and promotion, inspections, investigations, and enforcement of standards for the protection of fish, wildlife, habitat, and the environment. This sub-vote also provides for monitoring, compliance, and enforcement of environmental standards for natural resources management for government and revenue policies; managing public safety issues related to emergency management, regulated activities, human/wildlife conflicts, and predator/livestock issues; combating natural resources crimes; and enforcing rules governing the use of forest service recreation sites, trails, and fire bans. This sub-vote also provides for legislation and policy development and implementation. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, licensees, and individuals for activities described within this sub-vote.

MINISTRY OF ENVIRONMENT AND PARKS

VOTE DESCRIPTIONS

($000)

	Estimates 2025/26	Estimates 2026/27
EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	817	817
Corporate Services	25,046	24,958
	25,863	25,775

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Environment and Parks and executive support, including the deputy minister’s office, strategic services, and Indigenous partnerships. This sub-vote provides executive direction and corporate administration to the ministry; finance, administrative, and certain human resource activities; information management services and systems; facilities; information and privacy; revenue collection; and trust fund management for ministry operations, programs, and clients. This sub-vote provides for corporate service transformation; strategic and business planning; systems planning; corporate policy development; coordination of legislation and intergovernmental relations; developing and maintaining relationships with Indigenous Peoples, including through reconciliation activities and Indigenous partnerships; program evaluation; economic and regulatory impact analysis; and regulatory effectiveness. This sub-vote provides for the planning and related delivery associated with establishing a central compliance and enforcement office and for providing corporate direction in relation to compliance and enforcement activities within the scope of the ministry’s legislative authorities. Transfers are provided for activities concerned with access, protection, and management of the environment. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 24 — MINISTRY OPERATIONS	155,355	149,340

MINISTRY OF ENVIRONMENT AND PARKS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 25 — ENVIRONMENTAL ASSESSMENT OFFICE

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Environmental Assessment Office.

ENVIRONMENTAL ASSESSMENT OFFICE

Voted Appropriation
Environmental Assessment Office	16,781	16,781

Voted Appropriation Description: This sub-vote provides for the administration and continuous improvement of an objective, publicly accessible, and neutrally administered process under the Environmental Assessment Act. The process assesses environmental, economic, social, cultural, and health effects of major projects proposed in British Columbia; identifies means for preventing or reducing adverse effects; and regulates certified projects to ensure compliance with legally-binding project conditions. The Environmental Assessment Office promotes sustainability and supports reconciliation with Indigenous Peoples in British Columbia. The Environmental Assessment Office also facilitates public participation in environmental assessments and coordinates assessments with other governments, including Indigenous nations, and with other provincial ministries and agencies. Where projects have proceeded successfully through the process, the Environmental Assessment Office leads compliance and effectiveness monitoring, audit, and management, often in collaboration with other government agencies. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, businesses, and individuals for activities described within this sub-vote.

VOTE 25 — ENVIRONMENTAL ASSESSMENT OFFICE	16,781	16,781

MINISTRY OF ENVIRONMENT AND PARKS

STATUTORY DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: Park Enhancement Fund and Sustainable Environment Fund.

PARK ENHANCEMENT FUND

Statutory Appropriation
Park Enhancement Fund special account	13,033	19,300

Statutory Appropriation Description: This statutory appropriation provides for the Park Enhancement Fund special account which is governed under the Special Accounts Appropriation and Control Act.

SUSTAINABLE ENVIRONMENT FUND

Statutory Appropriation
Sustainable Environment Fund	28,690	28,690

Statutory Appropriation Description: This statutory appropriation provides for the Sustainable Environment Fund which is governed under the Sustainable Environment Fund Act and regulations.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	121,146	120,617
Operating Costs	71,861	71,278
Government Transfers	10,200	11,564
Other Expenses	42,016	42,316
Internal Recoveries	(27,390)	(27,390)
External Recoveries	(3,974)	(4,274)
TOTAL OPERATING EXPENSES	213,859	214,111

MINISTRY OF ENVIRONMENT AND PARKS

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

PARK ENHANCEMENT FUND SPECIAL ACCOUNT

This account was created by the Special Accounts Appropriation and Control Act in 2008. It provides for enhanced management, facilities, and services benefiting parks and protected areas, including increased information, education, and interpretation programs; higher levels of natural and cultural resource assessment, management, research, and restoration; additional capital investments supporting the conservation and recreation goals of the ministry; improved volunteer program support; supplementary recreation program delivery; regional systems planning for conservation and recreation; and development and production of promotional, educational, and partnership products. Transfers are provided to support the programs, services, and activities provided for in this account. Revenues are received from ministries, other levels of government, organizations, businesses, licensees, and individuals; from stumpage from tree removal in parks and protected areas; from the sale or licensing of promotional and educational goods and services; from park reservation service charges; from the sale of BC Parks license plates; from donations, bequests, contributions from agreements under the Act; and earnings on account balances.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	25,976	25,443
OPERATING TRANSACTIONS
Revenue	12,900	19,300
Expense	(13,533)	(20,100)
Internal and External Recoveries	500	800
Net Revenue (Expense)	(133)	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	(400)	(400)
Net Cash Source (Requirement)	(400)	(400)
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	25,443	25,043

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF ENVIRONMENT AND PARKS

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

SUSTAINABLE ENVIRONMENT FUND

This account was created in 1990 by the Sustainable Environment Fund Act and subsequent amendments. It provides for the protection of the air, land, and water; and for environmental renewal by preventing pollution, controlling pollutants and administering remediation activities under the Environmental Management Act, the Integrated Pest Management Act, and related regulations. Revenue is derived from environmental levies, fees, and licences; and from contributions from the federal government, other organizations, and individuals. Expenses represent transfers provided to the Ministry of Environment and Parks for administration and development of policies, legislation, regulations, standards and criteria for discharges and emissions; monitoring and understanding of the receiving environment; education and encouragement of activities to prevent pollution; enforcement of waste reduction; air and water quality; administering contaminated sites, hazardous waste management, and soil and water remediation projects. Transfers are also provided to local governments, other organizations, and individuals to assist in waste management and to support various environmental protection initiatives.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	16,751	17,251
OPERATING TRANSACTIONS
Revenue	29,190	29,190
Expense	(28,690)	(28,690)
Net Revenue (Expense)	500	500

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	17,251	17,751

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF FINANCE

The mission of the Ministry of Finance is to be trusted partners delivering responsible, consistent, and valued financial and fiscal services, leadership, and advice; provide human resource leadership and services that contribute to better business performance of ministries and government as a whole; plan, coordinate, and deliver communications programs, policies, research, and services for ministries and certain public bodies; enhance access to government services and information for citizens; and directly engage with citizens on issues and decisions made by government.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATIONS
Vote 26 — Ministry Operations	384,337	381,863
Vote 27 — Government Communications and Public Engagement	30,630	29,430
Vote 28 — BC Public Service Agency	119,693	115,350
Vote 29 — Benefits and Other Employment Costs	1	1

STATUTORY APPROPRIATIONS
First Nations Equity Financing Special Account	—	—
Housing Priority Initiatives Special Account	878,154	480,843
Insurance and Risk Management Account Special Account	6,177	6,303
Long Term Disability Fund Special Account	76,496	77,176
Less: Transfer from Ministry Operations Vote	(50,430)	(38,228)
Provincial Home Acquisition Wind Up Special Account	10	10
Land Tax Deferment Act	92,000	92,000

OPERATING EXPENSES	1,537,068	1,144,748
CAPITAL EXPENDITURES [2]	310	180
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	647,430	685,800
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF FINANCE

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Treasury Board Staff	9,939	9,946	(10)	9,936
Office of the Comptroller General	16,329	16,528	(209)	16,319
Treasury	1	45,665	(45,664)	1
Revenue Division	275,125	293,722	(18,707)	275,015
Policy and Legislation	9,134	10,663	(2,031)	8,632
Public Sector Employers’ Council Secretariat	31,992	30,811	(21)	30,790
Crown Agencies Secretariat	7,420	91,894	(85,003)	6,891
Transfers to Crown Corporations and Agencies	6,361	6,361	—	6,361
Executive and Support Services	28,036	27,920	(2)	27,918
Government Communications	30,630	29,691	(261)	29,430
BC Public Service Agency	119,693	119,727	(4,377)	115,350
Benefits and Other Employment Costs	1	89,643	(89,642)	1
First Nations Equity Financing Special Account	—	—	—	—
Housing Priority Initiatives Special Account	878,154	490,443	(9,600)	480,843
Insurance and Risk Management Account Special Account	6,177	8,724	(2,421)	6,303
Long Term Disability Fund Special Account	26,066	51,023	(12,075)	38,948
Provincial Home Acquisition Wind Up Special Account	10	10	—	10
Land Tax Deferment Act	92,000	92,000	—	92,000
TOTAL OPERATING EXPENSES	1,537,068	1,414,771	(270,023)	1,144,748

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	300	170	—	170
BC Public Service Agency	10	10	—	10
TOTAL	310	180	—	180

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Revenue Division	647,430	947,800	(262,000)	685,800
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	647,430	947,800	(262,000)	685,800

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	Net	Disbursements	Receipts	Net
Core Business
Revenue Division	—	1,688,527	(1,688,527)	—
TOTAL REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	1,688,527	(1,688,527)	—

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 26 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Treasury Board Staff, Office of the Comptroller General, Treasury, Revenue Division, Policy and Legislation, Public Sector Employers' Council Secretariat, Crown Agencies Secretariat, Transfers to Crown Corporations and Agencies, and Executive and Support Services.

TREASURY BOARD STAFF

Voted Appropriation
Treasury Board Staff	9,939	9,936

Voted Appropriation Description: This sub-vote provides for advice to government on management of ministry, service delivery agency, and commercial Crown corporation operating and capital spending; economic performance, revenue, and debt, including development of economic, revenue, and spending forecasts. This sub-vote also provides for the development and management of the provincial government’s budget and three-year fiscal plan, including production of the Budget and Fiscal Plan, the Estimates, Quarterly Reports, and other related documents; advice and recommendations to Treasury Board on financial and capital management issues, including development of standards, policies, and programs to support government initiatives; and review and approval of ministry, service delivery agency, and commercial Crown corporation plans. Costs may be recovered from ministries, Crown corporations and agencies, and parties external to government for activities described within this sub-vote.

OFFICE OF THE COMPTROLLER GENERAL

Voted Appropriations
Office of the Comptroller General	13,464	13,455
Internal Audit and Advisory Services	2,865	2,864
	16,329	16,319

Voted Appropriations Description: This sub-vote provides for a corporate governance framework over financial management, procurement, and general administration for the provincial government. Activities include the development of legislation, policies, procedures, and guidelines; directing the methods of accounting; administration of the central accounts of government; evaluation of financial management throughout government; management advisory services; and preparation of the Public Accounts, other statements, and financial reports. This sub-vote also provides for the operation, maintenance, and upgrading of the Corporate Financial System. This sub-vote also provides for performance management, compliance monitoring, payment diversion, forensic examinations, and internal audits. This sub-vote also provides for the administration of unclaimed property and other duties assigned to the Comptroller General by Treasury Board. Costs may be recovered from ministries, organizations within the government reporting entity, and parties external to government for activities described within this sub-vote.

TREASURY

Voted Appropriation
Treasury	1	1

Voted Appropriation Description: This sub-vote provides for debt management and banking and cash management services to government, government bodies, and other authorized organizations. In addition, the sub-vote provides for administration, related due diligence and other services in respect of the First Nations Equity Financing special account. Debt management services include management of the government’s borrowing and fiscal agency loan programs; investments related to those programs; advisory and arranger services in relation to corporate and project finance initiatives; investor and rating agency relations; accounting, reporting, forecasting, and analysis services relating to the debt of the government reporting entity and the organizations within it; and related financing and liability management services. Banking and cash management services include negotiation and management of banking contracts and credit arrangements; development of government banking policy; cash management of the Central Deposit Program, the Consolidated Revenue Fund, and related funds, including investment of those funds; payment and revenue consolidation services; management of government compliance with payment card industry data security standards; and banking and cash management related services. Costs may be recovered from the Management of Public Funds and Debt Vote, ministries, Crown corporations and agencies, and parties external to government for activities described within this sub-vote.

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

REVENUE DIVISION

Voted Appropriation
Revenue Division	275,125	275,015

Voted Appropriation Description: This sub-vote provides for the administration and enforcement of revenue statutes, including the related revenue, royalties, interest, refunds, rebates, and benefit programs that are the responsibility of the Ministry of Finance. This sub-vote also provides for the administration of various revenue and loan programs, including invoicing, payment processing, account receivables management, and collections; costs resulting from the administration of loans and grants issued under student financial assistance programs; ongoing administration of the reconstruction loan portfolio under the Homeowner Protection Act; collection of Medical Services Plan premiums; administration of the Anti-Money Laundering Secretariat; and policy development in relation to the Province’s First Nations Equity Financing Program. Costs may be recovered from revenue administered by the ministry. Costs may also be recovered from ministries, organizations within the government reporting entity, and parties external to government for services described within this sub-vote.

POLICY AND LEGISLATION

Voted Appropriations
Policy and Legislation	9,133	8,631
Assessment Services	1	1
	9,134	8,632

Voted Appropriations Description: This sub-vote provides for the legislative frameworks for the corporate and personal property registries, as well as the regulation of financial services, capital markets, occupational pension plans, real estate services, mortgage brokers, corporations, cooperatives, partnerships, and societies. This sub-vote provides for the legislative framework creating and overseeing the Land Title and Survey Authority. This sub-vote is also responsible for the coordination of budget and non-budget legislation for the ministry. In addition, this sub-vote provides advice to the Minister of Finance and government on tax policy, property assessment policy, and intergovernmental fiscal relations and income security; for negotiations of financial, tax, and fiscal arrangements with First Nations, the federal government, and other levels of government; and supports the implementation of government tax and assessment policy through legislation and regulation. This sub-vote provides for anti-money laundering initiatives, including landowner transparency initiatives, and data analytics capabilities. This sub-vote also provides for transfers to Crown corporations and agencies for which the ministry is responsible. This sub-vote also provides for the administration of the Assessment Act, and the Assessment Authority Act, and for the operation of the Property Assessment Review Panels, including the fees and expenses of appointees to the Panels. Costs may be recovered from ministries, Crown corporations and agencies, other levels of government, public bodies, and parties external to government for activities described within this sub-vote.

PUBLIC SECTOR EMPLOYERS' COUNCIL SECRETARIAT

Voted Appropriation
Public Sector Employers' Council Secretariat	31,992	30,790

Voted Appropriation Description: This sub-vote provides for the operation of the Public Sector Employers' Council and the Council Secretariat, as established pursuant the Public Sector Employers Act, and includes government’s financial contributions to employers' associations established under the Public Sector Employers Act. The Secretariat develops and coordinates strategic direction for issues in labour relations and advises government with respect to labour relations and compensation-related issues in the public sector. The Secretariat also performs functions related to the Public Sector Pension Plans Act. Costs may be recovered from pension boards for activities described within this sub-vote. Costs may also be recovered from ministries, Crown corporations and agencies, other levels of government, public bodies, and parties external to government for activities described within this sub-vote.

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

 ($000)

Estimates	Estimates
2025/26	2026/27

CROWN AGENCIES SECRETARIAT

Voted Appropriation
Crown Agencies Secretariat	7,420	6,891

Voted Appropriation Description: This sub-vote provides for the operations of the Crown Agencies Secretariat, specifically its role to oversee governance, finances, operational policy, major projects, and corporate accountability for certain Crown corporations and other public sector organizations. This includes working with Crown corporations and other public sector organizations and responsible ministries to review, develop, implement and/or monitor governance structures, policies and legislation, financial results, major project planning and delivery, and corporate planning and reporting. This sub-vote also provides for the oversight of and contribution to policy development for gaming initiatives in the province, including in relation to the generation of revenues and the availability of gaming opportunities, and for the distribution of certain gaming proceeds. This sub-vote also provides for leadership, direction and/or strategic advice on issues related to Crown corporations and other public sector organizations, including financial matters, policy and legislation, issues management and stakeholder relations, leadership, and delivery of public sector board governance best practices and training, as well as recruitment of candidates and recommendations for appointments to all Crown corporations, agencies, boards, and commissions. Costs may be recovered from ministries, organizations within the government reporting entity, and parties external to government for activities described within this sub-vote.

TRANSFERS TO CROWN CORPORATIONS AND AGENCIES

Voted Appropriation
Innovate BC	6,361	6,361

Voted Appropriation Description: This sub-vote provides for transfers to Crown corporations and agencies including Innovate BC.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	1,440	1,440
Corporate Services	26,596	26,478
	28,036	27,918

Voted Appropriations Description: This sub-vote provides for executive direction and related support services to the ministry, including the office of the Minister of Finance; the Parliamentary Secretary for Gender Equity and the Parliamentary Secretary for Rural Development; the deputy minister’s office; Government House; the Gender Equity Office; and executive, strategic, and administrative support for the ministry, including financial, certain human resource activities, corporate planning, communications, information management and information technology, facility and other executive and corporate support services. Executive and support services are provided to the BC Public Service Agency, Government Communications and Public Engagement, Public Sector Employers' Council Secretariat, Crown Agencies Secretariat, Office of the Premier, and other entities. This sub-vote also provides for payment of authorized travel and other expenses and allowances for Members of the Executive Council, Parliamentary Secretaries, Members of the Legislative Assembly performing executive functions, personal attendants, and ministerial staff. Costs may be recovered from ministries, organizations within the government reporting entity, other levels of government, and parties both internal and external to government for activities described within this sub-vote.

VOTE 26 — MINISTRY OPERATIONS	384,337	381,863

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 27 — GOVERNMENT COMMUNICATIONS AND PUBLIC ENGAGEMENT

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Government Communications.

GOVERNMENT COMMUNICATIONS

Voted Appropriation
Government Communications	30,630	29,430

Voted Appropriation Description: This sub-vote provides for planning, coordination, and delivery of communications about public services to people in British Columbia including programs, policies, research, and services for ministries and certain public bodies. Transfers may be provided to ministries, Crown corporations, other levels of government, and private bodies for communications-related activities. Costs may be recovered from ministries, organizations within the government reporting entity, and parties external to government for activities described within this sub-vote.

VOTE 27 — GOVERNMENT COMMUNICATIONS AND PUBLIC ENGAGEMENT	30,630	29,430

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

 ($000)

Estimates	Estimates
2025/26	2026/27

VOTE 28 — BC PUBLIC SERVICE AGENCY

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core business: BC Public Service Agency.

BC PUBLIC SERVICE AGENCY

Voted Appropriations
Ministry HR Services	35,534	34,261
Human Resources Operations	18,198	18,182
Strategy, Policy and Partnerships	11,010	10,831
Communications, Learning and Engagement	2,125	2,068
Employee Relations	5,796	5,791
Corporate Services	47,030	44,217
	119,693	115,350

Voted Appropriations Description: This sub-vote provides for the BC Public Service Agency programs and operations, including a full range of human resource services to assist clients in meeting their business goals, including diversity and inclusion, compensation and classification, payroll, learning services, performance management, development, recognition and engagement programs, succession management, hiring, and other human resource related programs. This sub-vote also provides for a full range of labour relations and employment services, including negotiation and administration of collective agreements, severance, and labour relations advice and dispute resolution. This sub-vote also provides for the executive direction of the BC Public Service Agency, including management services for the Benefits and Other Employment Costs Vote, along with administrative support services, policy and program development, financial services, communications, corporate human resource application management, strategic planning, and information systems. Costs may be recovered from special accounts, ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for activities described within this sub-vote.

VOTE 28 — BC PUBLIC SERVICE AGENCY	119,693	115,350

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

 ($000)

Estimates	Estimates
2025/26	2026/27

VOTE 29 — BENEFITS AND OTHER EMPLOYMENT COSTS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core business: Benefits and Other Employment Costs.

BENEFITS AND OTHER EMPLOYMENT COSTS

Voted Appropriations
Pension Contribution and Retirement Benefits	511,118	532,090
Employer Health Tax	67,826	67,826
Employee Health Benefits	167,783	175,238
Long Term Disability	49,099	36,897
Other Benefits	9,079	9,079
Benefits Administration	11,970	12,271
Recoveries	(816,874)	(833,400)
	1	1

Voted Appropriations Description: This sub-vote provides for services and payment of costs related to employment-related benefits, including pension, retirement, employer contributions to Canada Pension Plan and Employment Insurance, employee health benefits, workforce adjustment services and severance costs, and related policy, program development, and administration for these business lines. This sub-vote also provides for the payment of the Employer Health Tax. This sub-vote also provides for the delivery of Disability Management and Workplace Health and Safety Programs and the management of the Provincial Employees Community Services Fund. Costs may be recovered from special accounts, ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for activities described within this sub-vote.

VOTE 29 — BENEFITS AND OTHER EMPLOYMENT COSTS	1	1

MINISTRY OF FINANCE

STATUTORY DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: First Nations Equity Financing, Housing Priority Initiatives, Insurance and Risk Management Account, Long Term Disability Fund, and Provincial Home Acquisition Wind Up; and the Land Tax Deferment Act.

FIRST NATIONS EQUITY FINANCING

Statutory Appropriation
First Nations Equity Financing special account	—	—

Statutory Appropriation Description: This statutory appropriation provides for the First Nations Equity Financing special account which is governed under the Special Accounts Appropriation and Control Act.

HOUSING PRIORITY INITIATIVES

Statutory Appropriation
Housing Priority Initiatives special account	878,154	480,843

Statutory Appropriation Description: This statutory appropriation provides for the Housing Priority Initiatives special account which is governed under the Special Accounts Appropriation and Control Act.

INSURANCE AND RISK MANAGEMENT ACCOUNT

Statutory Appropriation
Insurance and Risk Management Account	6,177	6,303

Statutory Appropriation Description: This statutory appropriation provides for the Insurance and Risk Management Account which is governed under the Financial Administration Act.

MINISTRY OF FINANCE

STATUTORY DESCRIPTIONS

 ($000)

Estimates	Estimates
2025/26	2026/27

LONG TERM DISABILITY FUND

Statutory Appropriation
Long Term Disability Fund special account	76,496	77,176
Less: Transfer from Ministry Operations Vote	(50,430)	(38,228)
	26,066	38,948

Statutory Appropriation Description: This statutory appropriation provides for the Long Term Disability Fund special account which is governed under the Public Service Benefit Plan Act.

PROVINCIAL HOME ACQUISITION WIND UP

Statutory Appropriation
Provincial Home Acquisition Wind Up special account	10	10

Statutory Appropriation Description: This statutory appropriation provides for the Provincial Home Acquisition Wind Up special account which is governed under the Special Accounts Appropriation and Control Act.

LAND TAX DEFERMENT ACT

Statutory Appropriation
Land Tax Deferment Act	92,000	92,000

Statutory Appropriation Description: This statutory appropriation provides for the expenses recognized as a result of the concessionary terms of agreements under the Land Tax Deferment Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	1,225,532	1,260,306
Operating Costs	100,213	97,773
Government Transfers	1,187,687	790,574
Other Expenses	211,368	201,571
Internal Recoveries	(918,112)	(935,453)
External Recoveries	(269,620)	(270,023)
TOTAL OPERATING EXPENSES	1,537,068	1,144,748

MINISTRY OF FINANCE

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2025/26	2026/27

FIRST NATIONS EQUITY FINANCING SPECIAL ACCOUNT

This account is established as a special account under the Special Accounts Appropriation and Control Act effective April 1, 2024, for the purposes of supporting First Nations equity interest participation in priority new projects in British Columbia that are of interest to both First Nations and the Province. Such projects are intended to contribute to new provincial economic growth, new jobs and new revenues to First Nations, the Province and the business sector. Expenses include support for capacity building, project application and financing due diligence, grants to support required reductions in equity loans to be guaranteed by the Province, payments or provisions made in respect of defaulted equity loan guarantees or portions thereof, and administrative costs. Revenue and recoveries include transfers authorized by Treasury Board, due diligence and guarantee fees, and recovery and repayment of amounts in relation to grants and defaulted loan guarantees.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	10,000	10,000
OPERATING TRANSACTIONS
Revenue	—	—
Expense	—	—
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	10,000	10,000

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF FINANCE

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2025/26	2026/27

HOUSING PRIORITY INITIATIVES SPECIAL ACCOUNT

This account was established under the Special Accounts Appropriation and Control Act in 2016 for the purposes of supporting housing, rental, and shelter programs as set out under the Act. Expenses include acquisition, construction, maintenance, renovation, support payments, and administrative costs; revenue and recoveries include transfers, receipts, and interest allocated; receipts include repayment of loans issued and interest paid on those loans; and disbursements include loans issued, support payments, and payments in respect of loan guarantees.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR[2]	1,401,662	1,401,662
OPERATING TRANSACTIONS
Revenue	878,154	480,843
Expense	(887,654)	(490,443)
Internal and External Recoveries	9,500	9,600
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	1,401,662	1,401,662

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF FINANCE

SPECIAL ACCOUNTS¹

($000)

Estimates	Estimates
2025/26	2026/27

INSURANCE AND RISK MANAGEMENT ACCOUNT

This account was established by the Financial Administration Amendment Act in 1989 and was continued as a special account under the Financial Administration Act, for the purpose of providing insurance and/or risk management services to or for participants consisting of government bodies, ministries, public authorities, persons, and classes of persons or public authorities designated by regulation. This account is administered by the Ministry of Finance and also provides for the operation of the Risk Management Branch and Government Security Office which provides risk management; risk financing, including claims and litigation management; and security, advisory, and consulting services to the provincial public sector. Revenue and recoveries represent amounts paid into the account in respect of agreements or arrangements with or for participants, amounts required to be paid into it under regulations, amounts appropriated for the account by a Supply Act, and earnings of the account. Expenses represent the amounts payable from the account in respect of agreements or arrangements with or for participants and amounts payable from the account in accordance with regulations, including the cost of providing insurance and risk management services, and the operation of the account.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR[2]	732,622	749,768
OPERATING TRANSACTIONS
Revenue	23,273	23,273
Expense	(56,327)	(56,453)
Internal and External Recoveries	50,150	50,150
Net Revenue (Expense)	17,096	16,970

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
Working Capital Adjustments and Other Spending Authority Committed[3]	50	50
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	749,768	766,788

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

MINISTRY OF FINANCE

SPECIAL ACCOUNTS¹

($000)

Estimates	Estimates
2025/26	2026/27

LONG TERM DISABILITY FUND SPECIAL ACCOUNT

This account was established under the Public Service Benefit Plan Act in 2017 for the purpose of continuing the operations of the Long Term Disability Plan. Revenues and recoveries include premiums paid into the special account by participating employers and interest amounts credited to the special account balance as prescribed by regulation. Expenses of the special account include benefit payments, expenses relating to changes in the actuarial estimate of plan liabilities, and plan administrative costs.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	961,787	989,483
OPERATING TRANSACTIONS
Revenue	53,762	57,707
Expense	(89,885)	(90,014)
Internal and External Recoveries	13,389	12,838
Transfer from Ministry Operations Vote	50,430	38,228
Net Revenue (Expense)	27,696	18,759

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	989,483	1,008,242

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF FINANCE

SPECIAL ACCOUNTS¹

($000)

Estimates	Estimates
2025/26	2026/27

PROVINCIAL HOME ACQUISITION WIND UP SPECIAL ACCOUNT

This account was established under the Special Accounts Appropriation and Control Act effective April 1, 2004, for the purpose of providing for expenditures for the winding up of the loan and financial assistance programs under the Home Conversion and Leasehold Loan Act, the Home Mortgage Assistance Program Act, the Home Purchase Assistance Act, the Homeowner Interest Assistance Act, and the Provincial Home Acquisition Act. The latter Acts were repealed effective March 31, 2004. Revenue consists of interest on outstanding mortgage principal. Expenses include statutory rebates and other miscellaneous program costs. Receipts represent repayment of outstanding mortgage loan principal. Disbursements represent repurchased mortgage accounts and guarantee claims paid under the mortgage assistance programs.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	15,469	15,463
OPERATING TRANSACTIONS
Revenue	4	4
Expense	(10)	(10)
Net Revenue (Expense)	(6)	(6)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	15,463	15,457

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF FINANCE

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates	Estimates
2025/26	2026/27

REVENUE DIVISION

INTERNATIONAL FUEL TAX AGREEMENT (MOTOR FUEL TAX ACT) — Disbursements are provided by the Province to other International Fuel Tax Agreement jurisdictions in respect of the receipts collected on their behalf. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	8,000	8,500
Receipts	(17,000)	(18,500)
Net Cash Requirement (Source)	(9,000)	(10,000)

LAND TAX DEFERMENT ACT — Disbursements are made to municipalities by the Province to pay for property taxes deferred under this Act by those property owners who qualify for the regular Tax Deferment Program (over 55 years of age and other qualified property owners) or who qualify for either the Financial Hardship Tax Deferment Program or the Families with Children Tax Deferment Program. The property owner or the estate is required to repay to the Province all deferred taxes, interest, and an administration fee on the termination of the agreement. Property owners qualifying under the Financial Hardship Tax Deferment Program are not required to pay an administration fee. Receipts represent repayments of outstanding principal (taxes deferred exclusive of interest). Interest and fee revenues are credited to the General Fund of the Consolidated Revenue Fund. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	475,000	505,000
Receipts	(120,000)	(120,000)
Net Cash Requirement (Source)	355,000	385,000

LOCAL GOVERNMENT ACT — Disbursements are made to Improvement Districts by the Province to purchase capital assets and are charged interest and an administration fee. The minister may authorize that the amount required to be collected from property owners benefiting from the use of the assets, including interest and administration fees, be levied over a number of years and in the manner that the minister considers appropriate. Receipts represent repayments of outstanding principal recovered by rural property tax levy. Interest and fee revenues recovered by the levy are credited to the General Fund of the Consolidated Revenue Fund. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	2,000	2,000
Receipts	(2,000)	(2,000)
Net Cash Requirement (Source)	—	—

RECONSTRUCTION LOAN PORTFOLIO — Disbursements are made to individuals, including strata property owners, who qualify for loans under the reconstruction loan program as set out in the Homeowner Protection Act. Receipts represent principal repayments on outstanding loans. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	—	—
Receipts	(1,000)	(1,500)
Net Cash Requirement (Source)	(1,000)	(1,500)

STUDENTAID BC LOAN PROGRAM — Disbursements, in the form of student loans made to individuals who are eligible, lead to expenditures associated with loans under the StudentAid BC Loan Program. Receipts represent principal repayments on outstanding student loans. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	422,430	432,300
Receipts	(120,000)	(120,000)
Net Cash Requirement (Source)	302,430	312,300

MINISTRY OF FINANCE

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES BY CORE BUSINESS

($000)

Estimates	Estimates
2025/26	2026/27

REVENUE DIVISION

BC TRANSIT — Disbursements are provided by the Province to British Columbia Transit (BCT) in respect of the British Columbia Transit Act fuel tax (receipts) collected on BCT’s behalf. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	18,000	18,000
Receipts	(18,000)	(18,000)
Net Cash Requirement (Source)	—	—

BC TRANSPORTATION FINANCING AUTHORITY — Disbursements are provided by the Province to the BC Transportation Financing Authority (BCTFA) in respect of the fuel tax (receipts) and the provincial sales tax (receipts) on short-term rentals of passenger vehicles collected on BCTFA’s behalf under the Transportation Act. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	449,500	468,500
Receipts	(449,500)	(468,500)
Net Cash Requirement (Source)	—	—

COWICHAN TRIBES — Disbursements are provided by the Province to the Cowichan Tribes based upon an estimate of the annual band tobacco tax collected as per a formula set out in the Consolidated Cowichan Tribes Tobacco Tax Collection Agreement. A commission is deducted to compensate the Province for administrative costs. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	4,116	5,027
Receipts	(4,116)	(5,027)
Net Cash Requirement (Source)	—	—

MUNICIPALITIES OR ELIGIBLE ENTITIES — Disbursements are provided by the Province to municipalities, regional districts, or eligible entities in respect of municipal and regional district tax (receipts) collected on their behalf under the Provincial Sales Tax Act. Interest and fee revenue is deposited to the General Fund of the Consolidated Revenue Fund. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	178,000	188,000
Receipts	(178,000)	(188,000)
Net Cash Requirement (Source)	—	—

RURAL AREAS — Disbursements are provided by the Province to local governments and entities in rural areas in respect of local property taxes and levies (receipts) collected on their behalf under the Taxation (Rural Area) Act. Interest and fee revenue is deposited to the General Fund of the Consolidated Revenue Fund. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	600,000	600,000
Receipts	(600,000)	(600,000)
Net Cash Requirement (Source)	—	—

SOUTH COAST BRITISH COLUMBIA TRANSPORTATION AUTHORITY — Disbursements are provided by the Province to the South Coast British Columbia Transportation Authority (SCBCTA) in respect of the fuel tax (receipts) collected on SCBCTA’s behalf under the South Coast British Columbia Transportation Authority Act. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	386,000	409,000
Receipts	(386,000)	(409,000)
Net Cash Requirement (Source)	—	—

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MINISTRY OF FORESTS

The mission of the Ministry of Forests is to transform the forest sector; manage forests, range, and archaeology; and lead wildfire response and mitigation to ensure a resilient and sustainable land base for British Columbians.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATIONS
Vote 30 — Ministry Operations	420,050	406,398
Vote 31 — Fire Management	238,047	235,702

STATUTORY APPROPRIATIONS
BC Timber Sales Account Special Account	240,147	267,506
Forest Stand Management Fund Special Account	—	—

OPERATING EXPENSES	898,244	909,606
CAPITAL EXPENDITURES [2]	118,508	93,895
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	91,419	88,748
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.

[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.

[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF FORESTS

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Provincial Operations	115,822	113,734	(81)	113,653
Office of the Chief Forester	48,806	49,808	(2,375)	47,433
Tenures and Economics	21,205	17,239	(756)	16,483
Fire Preparedness	49,290	47,328	(37)	47,291
Regional Operations	101,032	104,064	(5,213)	98,851
Transfers to Crown Corporations and Agencies	40,366	39,736	—	39,736
Executive and Support Services	43,529	43,381	(430)	42,951
Fire Management	238,047	252,893	(17,191)	235,702
BC Timber Sales Account Special Account	240,147	267,508	(2)	267,506
Forest Stand Management Fund Special Account	—	1,024	(1,024)	—
TOTAL OPERATING EXPENSES	898,244	936,715	(27,109)	909,606

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	54,903	39,178	—	39,178
Fire Management	14,762	11,001	—	11,001
BC Timber Sales Account Special Account	48,843	43,716	—	43,716
TOTAL	118,508	93,895	—	93,895

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
BC Timber Sales Account Special Account	91,419	88,748	—	88,748
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	91,419	88,748	—	88,748

MINISTRY OF FORESTS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 30 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Provincial Operations; Office of the Chief Forester; Tenures and Economics; Fire Preparedness; Regional Operations; Transfers to Crown Corporations and Agencies; and Executive and Support Services.

PROVINCIAL OPERATIONS

Voted Appropriation
Provincial Operations	115,822	113,653

Voted Appropriation Description: This sub-vote provides for stewardship and management activities related to the sustainable management of forests and rangeland, including legislation, policies, compliance and enforcement of laws relating to natural resource use, forest management and planning activities and related initiatives. This sub-vote also provides for activities relating to archaeological permitting, archaeological site registry, and archaeological resource management; the construction and maintenance of forest service roads and bridges and associated infrastructure; engineering; resource road policy and legislation; engaging and collaborating with First Nations and supporting reconciliation initiatives; integrated investment planning; and reforestation and fertilization. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

OFFICE OF THE CHIEF FORESTER

Voted Appropriation
Office of the Chief Forester	48,806	47,433

Voted Appropriation Description: This sub-vote provides for forest management activities, including timber supply planning and allowable annual cut determinations; tree improvement; land-based research; land-based investment; growth and yield modeling; forest genetics; forest inventory and analysis; climate change adaptation and mitigation; forest carbon initiatives; silviculture policy, planning, and practices; forest health monitoring and treatments; forest and range evaluation; forest health, harvest performance monitoring and reporting; and forest management legislation, regulation and policy. Costs may be recovered from tree seed sales. Costs may also be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

TENURES AND ECONOMICS

Voted Appropriation
Tenures and Economics	21,205	16,483

Voted Appropriation Description: This sub-vote provides for pricing activities, including establishing policies and administering the province’s timber measurement, pricing, revenue forecasting and billing systems; Forest Act related compensation; log export policy; forest sector economic analysis, investor support, and forestry intelligence; and management of British Columbia’s participation in Softwood Lumber trade litigation and negotiations. This sub-vote also provides for timber tenure policy, administration, and analysis; bio-economy; and innovation and Indigenous opportunities. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

FIRE PREPAREDNESS

Voted Appropriation
Fire Preparedness	49,290	47,291

Voted Appropriation Description: This sub-vote provides for fire preparedness activities, including fire prevention, fire operations, strategic initiatives, corporate wildfire services, wildfire risks, enforcement and support for wildfire-related litigation, research and innovation, partnerships and strategic engagement, operational and information technology support tools, organizational development, and resource worker safety. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

MINISTRY OF FORESTS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

REGIONAL OPERATIONS

Voted Appropriation
Regional Operations	101,032	98,851

Voted Appropriation Description: This sub-vote provides for licensing, permitting, administration, monitoring, reporting, stewardship management, research, treatment, protection, and other operational activities in relation to forests, invasive species, rangeland, ecosystem restoration, and traceability and eco-certification. This sub-vote also provides for activities related to rangeland and invasive plant management, including legislation, policies, practices, and planning, forest service road and bridge engineering, timber pricing, forest and range tenure administration, consultation and reconciliation with First Nations, land use initiatives, and for the operation of regional offices that provide client assistance with access to natural resource organizations. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

TRANSFERS TO CROWN CORPORATIONS AND AGENCIES

Voted Appropriations
Forestry Innovation Investment Ltd.	20,366	20,366
Forest Enhancement Society of BC	20,000	19,370
	40,366	39,736

Voted Appropriations Description: This sub-vote provides for transfers to Crown corporations and agencies including Forestry Innovation Investment Ltd. and Forest Enhancement Society of BC.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	975	975
Corporate Services	42,554	41,976
	43,529	42,951

Voted Appropriations Description: This sub-vote provides for executive direction and related support services to the ministry, including the office of the Minister of Forests; the deputy minister’s office; corporate governance and service delivery for certain human resource activities, asset and infrastructure, finance, information management and information technology, executive and executive support, corporate and strategic policy legislation and initiatives; intergovernmental relations; legal and litigation support services; and revenue collection. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

VOTE 30 — MINISTRY OPERATIONS	420,050	406,398

MINISTRY OF FORESTS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 31 — FIRE MANAGEMENT

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Fire Management.

FIRE MANAGEMENT

Voted Appropriation
Fire Management	238,047	235,702

Voted Appropriation Description: This sub-vote provides for authorized expenditures under the Wildfire Act, including direct fire control, abatement of public safety risks as a result of fire control, abatement of public safety risks on Crown land as a result of fire, rehabilitation of land damaged by fire control, rehabilitation of Crown land damaged by fire, abatement of fire hazard risks on Crown land, compensation to the owner of private land and any tenant of private land for damage caused to the private land by the government in carrying out the fire control, and fire prevention and fire preparedness. Costs may be recovered from special accounts, ministries, Crown corporations, other governments, agencies, organizations, and individuals for activities described within this sub-vote.

VOTE 31 — FIRE MANAGEMENT	238,047	235,702

MINISTRY OF FORESTS

STATUTORY DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: BC Timber Sales Account and Forest Stand Management Fund.

BC TIMBER SALES ACCOUNT

Statutory Appropriation
BC Timber Sales Account	240,147	267,506

Statutory Appropriation Description: This statutory appropriation provides for the BC Timber Sales Account which is governed under the Forest Act.

FOREST STAND MANAGEMENT FUND

Statutory Appropriation
Forest Stand Management Fund	—	—

Statutory Appropriation Description: This statutory appropriation provides for the Forest Stand Management Fund which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	358,826	361,164
Operating Costs	396,023	400,185
Government Transfers	73,787	63,995
Other Expenses	145,173	159,827
Internal Recoveries	(48,456)	(48,456)
External Recoveries	(27,109)	(27,109)
TOTAL OPERATING EXPENSES	898,244	909,606

MINISTRY OF FORESTS

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

BC TIMBER SALES ACCOUNT

This account was originally established in 1988 as the Small Business Forest Enterprise Account and became the BC Timber Sales Account in 2003 through an amendment to section 109 of the Forest Act. The purpose of the account is to identify all revenues for BC Timber Sales and to provide an ongoing source of funds to defray the costs of the program. Revenue is collected from the following sources: upset stumpage; bonus stumpage; waste billings; annual fees and billings (annual rent, trespass charges, extension fees, forfeited deposits, and scaling fees), and the proceeds from the sale of hard or soft assets incidental to the operation of the program; and sales of logs. Expenditures are for preparing forest development plans and logging plans; assessments required to formulate these plans for timber sales licences; costs of meeting requirements of applicable legislation; construction and maintenance of logging roads, bridges, and log dumps; costs of developing timber sales for auction; protection of forests; administration; costs of selling timber and logs; the costs associated with BC Timber Sales disposition agreements entered into under the Forest Act; and other forest management requirements incidental to the program, including certification and safety initiatives. Costs of supplies and services may be recovered from ministries, other levels of government, agencies, organizations, and individuals. Revenue in excess of current expenditures and outstanding obligations may be transferred to the General Fund as directed by Treasury Board. Disbursements reflect capitalized costs incurred for development of timber for sale in future years. These costs are recovered from future sales revenue.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	864,849	860,357
OPERATING TRANSACTIONS
Revenue	252,057	275,589
Expense	(270,030)	(297,389)
Internal and External Recoveries	29,883	29,883
Net Revenue (Expense)	11,910	8,083

Difference Between 2025/26 Estimates and Projected Actual Net Revenue (Expense)	(11,861)

Transfer from (to) the General Fund	—	(60,000)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	(91,419)	(88,748)
Capital Expenditures	(48,843)	(43,716)
Net Cash Source (Requirement)	(140,262)	(132,464)
Difference Between 2025/26 Estimates and Projected Actual Net Cash Source (Requirement)	15,873	—
Working Capital Adjustments and Other Spending Authority Committed[3]	119,848	147,761
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	860,357	823,737

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

MINISTRY OF FORESTS

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

FOREST STAND MANAGEMENT FUND

This account was originally established as a fund by the Forest Stand Management Fund Act in 1986 and was changed to a special account under the Special Accounts Appropriation and Control Act in 1988. Expenses provide for enhanced management of British Columbia’s forest and rangelands, silviculture work, and costs related to environmental remediation performed in accordance with applicable legislation, the costs of investigating contraventions of applicable legislation, fire suppression costs related to contraventions of applicable legislation where a penalty has been levied in respect of the contravention, reforestation, and road deactivation in areas subject to stumpage levies and costs related to the sustainable development, and promotion of safe and responsible use of provincial off-road vehicle trail networks. Recoveries include funds collected in accordance with applicable legislation, penalties levied in accordance with application legislation, stumpage levies, and registration fees for off-road vehicles. Costs may be recovered or spent from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this account.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	17,236	17,236
OPERATING TRANSACTIONS
Revenue	—	—
Expense	(1,024)	(1,024)
Internal and External Recoveries	1,024	1,024
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	17,236	17,236

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF HEALTH

The mission of the Ministry of Health is to guide and enhance the province’s health services to ensure British Columbians are supported in their efforts to maintain and improve their health.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATION
Vote 32 — Ministry Operations	34,869,402	35,968,875

STATUTORY APPROPRIATION
Health Special Account	147,250	147,250

OPERATING EXPENSES	35,016,652	36,116,125
CAPITAL EXPENDITURES [2]	30	30
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.

[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.

[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF HEALTH

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Health Programs	34,762,544	37,400,617	(1,541,571)	35,859,046
Recoveries from Health Special Account	(147,250)	(147,250)	—	(147,250)
Executive and Support Services	254,108	268,234	(11,155)	257,079
Health Special Account	147,250	147,250	—	147,250
TOTAL OPERATING EXPENSES	35,016,652	37,668,851	(1,552,726)	36,116,125

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	30	30	—	30
TOTAL	30	30	—	30

MINISTRY OF HEALTH

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 32 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Health Programs, Recoveries from Health Special Account, and Executive and Support Services.

HEALTH PROGRAMS

Voted Appropriations
Regional Services	24,782,281	25,287,349
Medical Services Plan	8,128,050	8,909,982
PharmaCare	1,787,903	1,597,405
Health Benefits Operations	64,310	64,310
	34,762,544	35,859,046

Voted Appropriations Description:     This sub-vote provides for the administration, operation, and delivery of health programs, and other matters related to health. Regional Services provides funding for the management and delivery of health programs and services, including mental health and addictions services, public and preventive health services, acute care services, emergency medical services, provincial programs, home and community care services, multidisciplinary comprehensive self-care and health services information to British Columbians and health care providers, and other health services. Medical Services Plan provides funding for services provided by medical practitioners, health care practitioners, diagnostic facilities and laboratory facilities, as well as human resource and planning initiatives with respect to physicians and other providers of health care. PharmaCare provides funding to individuals, agencies, or other organizations for the full or partial cost of designated prescription drugs, dispensing fees, and other approved items and services that complement PharmaCare programs. Health Benefits Operations provides funding for the administration of the Medical Services Plan and PharmaCare programs, including enrolment. Costs may be recovered from ministries, health authorities, other levels of government, organizations, and individuals for activities described within this sub-vote.

RECOVERIES FROM HEALTH SPECIAL ACCOUNT

Voted Appropriation
Recoveries from Health Special Account	(147,250)	(147,250)

Voted Appropriation Description:    This sub-vote provides for recoveries from the Health Special Account.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	1,271	1,271
Stewardship and Corporate Services	252,837	255,808
	254,108	257,079

Voted Appropriations Description:    This sub-vote provides for the office of the Minister of Health, the Parliamentary Secretary for Rural Health, the Parliamentary Secretary for Seniors’ Services and Long-Term Care, the Parliamentary Secretary for Primary Care Access, and the Parliamentary Secretary for Mental Health and Addictions. This sub-vote also provides for stewardship and corporate services functions, including direction to health authorities and other health providers; support to partners in delivering health care services; monitoring of health authority compliance and performance; central financial and operational management services of the ministry; general services to support program delivery; development of the policy and legislative framework for the health care system; development of long-term health plans; monitoring and regulation of professional associations; public health reports on population health through the Provincial Health Officer; and monitoring and reporting on a range of services for seniors related to health care, personal care, housing, transportation, and income support through the Office of the Seniors Advocate. Costs may be recovered from ministries, health authorities, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 32 — MINISTRY OPERATIONS	34,869,402	35,968,875

MINISTRY OF HEALTH

STATUTORY DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: Health Special Account.

HEALTH SPECIAL ACCOUNT

Statutory Appropriation
Health Special Account	147,250	147,250

Statutory Appropriation Description:     This statutory appropriation provides for the Health Special Account which is governed under the Health Special Account Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	197,115	200,710
Operating Costs	145,873	145,224
Government Transfers	35,972,706	37,342,451
Other Expenses	155,166	155,166
Internal Recoveries	(174,700)	(174,700)
External Recoveries	(1,279,508)	(1,552,726)
TOTAL OPERATING EXPENSES	35,016,652	36,116,125

MINISTRY OF HEALTH

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

HEALTH SPECIAL ACCOUNT

This account was established by the Health Special Account Act in 1992. Administered by the Ministry of Health, the account provides for the allocation of a portion of British Columbia Lottery Corporation revenues to fund the administration, operation, and delivery of health care; health research; health promotion; and health education services. Expenses of the special account represent transfers to the Ministry Operations Vote.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	—	—
OPERATING TRANSACTIONS
Revenue	147,250	147,250
Expense	(147,250)	(147,250)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	—	—

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

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MINISTRY OF HOUSING AND MUNICIPAL AFFAIRS

The mission of the Ministry of Housing and Municipal Affairs is to provide access to more affordable, safe and appropriate housing through housing and land use policy and programs, oversight of British Columbia Housing Management Commission, development of technical codes and standards, provision of services for landlords and tenants, and coordinated services and programs to prevent and reduce homelessness; and to provide British Columbians with liveable environments by helping local governments and residents build sustainable, well-governed communities.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATION
Vote 33 — Ministry Operations	1,506,695	1,683,425

STATUTORY APPROPRIATIONS
Housing Endowment Fund Special Account	12,884	12,884
University Endowment Lands Administration Account Special Account	15,112	16,517

OPERATING EXPENSES	1,534,691	1,712,826
CAPITAL EXPENDITURES [2]	1,816	6,120
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.

[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.

[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF HOUSING AND MUNICIPAL AFFAIRS

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Building, Governance and Innovation	6,675	6,404	(2)	6,402
Housing and Homelessness Programs	22,894	28,456	(6,228)	22,228
Housing and Land Use Policy	15,054	10,243	(2)	10,241
Local Government	224,359	408,789	(193,737)	215,052
Transfers to Crown Corporations and Agencies	1,224,953	1,417,693	—	1,417,693
Executive and Support Services	12,760	11,814	(5)	11,809
Housing Endowment Fund Special Account	12,884	12,884	—	12,884
University Endowment Lands Administration Account Special Account	15,112	16,517	—	16,517
TOTAL OPERATING EXPENSES	1,534,691	1,912,800	(199,974)	1,712,826

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
University Endowment Lands Administration Account Special Account	1,813	6,117	—	6,117
TOTAL	1,816	6,120	—	6,120

MINISTRY OF HOUSING AND MUNICIPAL AFFAIRS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

 VOTE 33 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Building, Governance and Innovation; Housing and Homelessness Programs; Housing and Land Use Policy; Local Government; Transfers to Crown Corporations and Agencies; and Executive and Support Services.

BUILDING, GOVERNANCE AND INNOVATION

Voted Appropriation
Building, Governance and Innovation	6,675	6,402

Voted Appropriation Description:     This sub-vote provides for strategic oversight, governance, and accountability for the BC Housing Management Commission to develop, implement, and/or monitor initiatives from project planning to delivery. This sub-vote also provides for the promotion of innovation in development and construction, new housing development through intergovernmental relations, and fostering development partnerships; building and safety technical analysis; and advice respecting the regulatory framework for the built environment. This sub-vote also provides for the administration of the Homeowner Protection Act, the Safety Standards Act, the Safety Authority Act, the Ministry of Lands, Parks and Housing Act, the Building Officials’ Association Act, the British Columbia Fire Code under the Fire Services Act, the Building Act, and concurrent authority for buildings and other structures under the Community Charter. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

HOUSING AND HOMELESSNESS PROGRAMS

Voted Appropriations
Residential Tenancy	15,834	15,619
Short-Term Rental Branch	—	1
Housing and Homelessness	7,060	6,608
	22,894	22,228

Voted Appropriations Description:  This sub-vote provides for homelessness, supportive housing, rent supplement policy development and program delivery, and residential tenancy branch operations and policy development, including dispute resolution and enforcement associated to landlord and tenant disputes. This sub-vote also provides for the administration of the Residential Tenancy Act, the Manufactured Home Park Tenancy Act, the Assistance to Shelter Act, the Commercial Tenancy Act, the Rent Distress Act, and the Short-Term Rental Accommodations Act. Transfers are also made to ministries, organizations, agencies, and individuals for services described within this sub-vote. Costs may be recovered from revenues paid into the General Fund of the Consolidated Revenue Fund from fees for Short-Term Rental registration applications. Costs may also be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

HOUSING AND LAND USE POLICY

Voted Appropriation
Housing and Land Use Policy	15,054	10,241

Voted Appropriation Description:   This sub-vote provides for housing and land use development and program delivery. This scope includes policy development and administering the housing targets program. This sub-vote also provides for the administration of the Ministry of Lands, Parks and Housing Act, the Housing Supply Act, and the Strata Property Act. This sub-vote also has shared responsibility for the Local Government Act and the Vancouver Charter which may involve collaboration with other ministries, agencies, and local governments. Transfers are made to ministries, organizations, agencies, and individuals for services described within this sub-vote. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

MINISTRY OF HOUSING AND MUNICIPAL AFFAIRS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

LOCAL GOVERNMENT

Voted Appropriations
Local Government Services and Transfers	218,159	208,852
University Endowment Lands	6,200	6,200
	224,359	215,052

Voted Appropriations Description:    This sub-vote provides for the administration of core local government legislation, including the Community Charter, the Local Government Act, and the Local Government Grants Act; financial and other support to local governments and related organizations; development and administration of policy, legislation, and regulations; and the management and delivery of cross-government initiatives. These activities may involve consultation with other ministries; agencies; governments, including local governments; First Nations; and external stakeholders. This sub-vote also provides for the operation of the University Endowment Lands, and for funding to support the public library system. Costs may be recovered from special accounts, ministries, organizations within the government reporting entity, other organizations, and local and federal governments for activities described within this sub-vote.

TRANSFERS TO CROWN CORPORATIONS AND AGENCIES

Voted Appropriation
British Columbia Housing Management Commission	1,224,953	1,417,693

Voted Appropriation Description:   This sub-vote provides for transfers to Crown corporations and agencies including British Columbia Housing Management Commission.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	1,357	1,357
Corporate Services	11,403	10,452
	12,760	11,809

Voted Appropriations Description:    This sub-vote provides for executive direction and related support services of the ministry, including the office of the Minister for Housing and Municipal Affairs; the Parliamentary Secretary for Downtown Eastside and Chinatown; the deputy minister’s office; and executive, strategic, and administrative support for the ministry, including financial, corporate planning, communications, facility and other executive and corporate support services. This sub-vote also provides for other initiatives sponsored by the ministry. Costs may be recovered from ministries, organizations within the government reporting entity, other levels of government, and parties both internal and external to government for activities described within this sub-vote.

VOTE 33 — MINISTRY OPERATIONS	1,506,695	1,683,425

MINISTRY OF HOUSING AND MUNICIPAL AFFAIRS

STATUTORY DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: Housing Endowment Fund and University Endowment Lands Administration Account.

HOUSING ENDOWMENT FUND

Statutory Appropriation
Housing Endowment Fund special account	12,884	12,884

Statutory Appropriation Description:   This statutory appropriation provides for the Housing Endowment Fund special account which is governed under the Special Accounts Appropriation and Control Act.

UNIVERSITY ENDOWMENT LANDS ADMINISTRATION ACCOUNT

Statutory Appropriation
University Endowment Lands Administration Account	15,112	16,517

Statutory Appropriation Description:   This statutory appropriation provides for the University Endowment Lands Administration Account which is governed under the University Endowment Land Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	59,292	60,449
Operating Costs	20,776	23,274
Government Transfers	1,653,648	1,828,858
Other Expenses	15,309	16,744
Internal Recoveries	(15,120)	(16,525)
External Recoveries	(199,214)	(199,974)
TOTAL OPERATING EXPENSES	1,534,691	1,712,826

MINISTRY OF HOUSING AND MUNICIPAL AFFAIRS

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

HOUSING ENDOWMENT FUND SPECIAL ACCOUNT

This account was established as a special account under the Special Accounts Appropriation and Control Act in 2007. The account exists for purposes relating to innovation in affordable, social, or supportive housing and in housing development and management. The account operates as an endowment fund with a restricted balance of $250 million which is not permitted to be spent. Net earnings of the account are credited to the account as revenue. Expenses of the account consist of grants in support of authorized housing initiatives.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	94,483	94,483
OPERATING TRANSACTIONS
Revenue	12,884	12,884
Expense	(12,884)	(12,884)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	94,483	94,483

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF HOUSING AND MUNICIPAL AFFAIRS

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

UNIVERSITY ENDOWMENT LANDS ADMINISTRATION ACCOUNT

This account was established as a Miscellaneous Statutory Account by authority of the University Endowment Lands Administration Act and was continued under the University Endowment Land Act in 1979. This account provides for services to residents of the University Endowment Lands. Revenue is derived from University Endowment Lands resident ratepayer contributions, including fees, licences, and property taxes. Other revenue sources (net of direct costs) include land sales, rent from land tenures, fees, and the recovery of costs associated with a redevelopment/rezoning process. Expenses include the ratepayer’s portion of costs transferred from the Ministry Operations Vote for services provided.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	20,721	19,314
OPERATING TRANSACTIONS
Revenue	15,112	16,517
Expense	(15,112)	(16,517)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	(1,813)	(6,117)
Net Cash Source (Requirement)	(1,813)	(6,117)
Working Capital Adjustments and Other Spending Authority Committed[3]	406	449
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	19,314	13,646

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

This page intentionally left blank.

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

The mission of the Ministry of Indigenous Relations and Reconciliation is to guide the Province of British Columbia’s efforts towards true, lasting reconciliation with Indigenous Peoples in British Columbia. The ministry works towards reconciliation with First Nations, Métis, and Inuit peoples through treaties, agreements, partnerships, and other social and economic initiatives, and through the implementation of the Declaration on the Rights of Indigenous Peoples Act.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATIONS
Vote 34 — Ministry Operations	74,235	70,806
Vote 35 — Treaty and Other Agreements Funding	105,204	105,072
Vote 36 — Declaration Act Secretariat	4,547	4,147

STATUTORY APPROPRIATION
First Citizens Fund Special Account	2,046	2,209

OPERATING EXPENSES	186,032	182,234
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	30,000	50,000
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.

[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.

[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Government to Government and Community Relations Division	18,160	16,989	(2)	16,987
Policy, Intergovernmental Relations and Legislation Division	14,805	13,889	(2)	13,887
Programs and Partnerships Division	29,229	28,174	(2)	28,172
Executive and Support Services	12,041	11,762	(2)	11,760
Treaty and Other Agreements Funding	105,204	238,320	(133,248)	105,072
Declaration Act Secretariat	4,547	4,149	(2)	4,147
First Citizens Fund Special Account	2,046	2,209	—	2,209
TOTAL OPERATING EXPENSES	186,032	315,492	(133,258)	182,234

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Treaty and Other Agreements Funding	30,000	50,000	—	50,000
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	30,000	50,000	—	50,000

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	Net	Disbursements	Receipts	Net
Core Business
Treaty and Other Agreements Funding	—	97,000	(97,000)	—
TOTAL REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	97,000	(97,000)	—

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 34 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Government to Government and Community Relations Division; Policy, Intergovernmental Relations and Legislation Division; Programs and Partnerships Division; and Executive and Support Services.

GOVERNMENT TO GOVERNMENT AND COMMUNITY RELATIONS DIVISION

Voted Appropriation
Government to Government and Community Relations Division	18,160	16,987

Voted Appropriation Description: This sub-vote provides for the leadership of government’s role in building new, lasting, and transformative relationships with Indigenous Peoples through the negotiation and implementation of treaties, incremental treaty agreements, comprehensive reconciliation agreements, revenue-sharing agreements, and other agreements with First Nations, Indigenous Peoples and organizations, and the federal government. In addition, this sub-vote supports negotiation policy development, including emerging policy directives that strive to achieve rights, recognition, and reconciliation outcomes. This sub-vote also provides for cross-government coordination of engagements with First Nations and Indigenous Peoples, including development of government-to-government resource management protocols, cross-government coordination of First Nations and Indigenous Peoples consultation and accommodation, and treaty implementation and treaty-related measures. This sub-vote also provides for ongoing engagement with local governments and regional districts regarding negotiations, agreement implementation, and relationship building priorities with Indigenous communities in regions across the province. This sub-vote also provides for the operation of Victoria-based and regional offices that execute negotiations, agreement implementation, operations, and relationship management approaches. Regional offices support agencies across government at the regional level to coordinate engagements with First Nations and Indigenous Peoples, including providing day-to-day advice on relationships with First Nations and Indigenous Peoples, negotiation mandate development, negotiation leadership and support, and implementation to ensure that provincial government obligations are met. Costs may be recovered from ministries, other entities within government, and parties external to government for activities described within this sub-vote.

POLICY, INTERGOVERNMENTAL RELATIONS AND LEGISLATION DIVISION

Voted Appropriation
Policy, Intergovernmental Relations and Legislation Division	14,805	13,887

Voted Appropriation Description: This sub-vote provides for the support and enhancement of the government’s approach to reconciliation with First Nations and Indigenous Peoples through negotiations both inside and outside the treaty process considered strategically important to furthering the socio-cultural and socio-economic priorities of government. This sub-vote also provides for leadership of government’s negotiations with the federal government to cost-share treaties, incremental treaty agreements, comprehensive reconciliation agreements, and other arrangements. This sub-vote also supports community support and emergency management; provides for activities supporting the closing and bringing into effect of agreements with First Nations, such as the development of legislation and the closing and implementation of agreements under the British Columbia Treaty Commission process; supports other agencies across government to implement treaties and other agreements and ensure provincial obligations within treaties and other agreements are addressed; and facilitates engagement and negotiation among First Nations, Indigenous communities and organizations, provincial ministries, and key stakeholders with the aim of accommodating First Nation and Indigenous interests and promoting collaboration and coordination on Indigenous issues across sectors and orders of government. This sub-vote also provides for leadership in fiscal policy development, tripartite fiscal negotiations (including revenue-sharing agreements with First Nations), and development of financial and specific mandates for treaty negotiations. This sub-vote also provides support for strategic and operational management of funding to support reconciliation initiatives and negotiations, including the First Citizens Fund, the Long-Term BC First Nations Gaming Revenue Sharing and Financial Agreement, and related transfers. This sub-vote also provides support for the policy development of a new fiscal framework and resource revenue-sharing with Indigenous Peoples in British Columbia. Costs may be recovered from ministries, other entities within government, and parties external to government for activities described within this sub-vote.

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

PROGRAMS AND PARTNERSHIPS DIVISION

Voted Appropriation
Programs and Partnerships Division	29,229	28,172

Voted Appropriation Description: This sub-vote supports partnerships with Indigenous organizations, relationship building, cultural and language initiatives, community development and innovation, and support to Indigenous leadership and advisory bodies. This sub-vote also provides for initiatives to address the socio-economic gaps between Indigenous Peoples and other British Columbians, including the identification of opportunities, removal of barriers, cross-ministry coordination of resources and services provided to Indigenous Peoples, and support for data development and reporting out on progress. This sub-vote provides for work across government to guide the adoption of the United Nations Declaration on the Rights of Indigenous Peoples (UN Declaration), and the Truth and Reconciliation Commission of Canada: Calls to Action, and to support the implementation of the Tsilhqot’in Supreme Court Decision and learnings from other relevant case law. This sub-vote provides for the identification and pursuit of key cross-government linkages to support alignment, collaboration and implementation of the Declaration on the Rights of Indigenous Peoples Act, including the development of strategic policy tools and resources for the public service. This sub-vote also provides for the implementation of the Declaration on the Rights of Indigenous Peoples Act, and provides for the engagement processes towards, and the development of, the government’s reconciliation vision and leadership of the necessary transformation associated with this vision. This sub-vote also provides for collaboration with the federal government and Indigenous governments and organizations; and working with internal and external partners and stakeholders to identify and help drive economic growth and opportunities for Indigenous peoples, including support for urban Indigenous peoples. This sub-vote provides for strategic advice and coordination to help drive economic growth and opportunities in Indigenous communities that support meaningful advancement of self-determination outcomes. This sub-vote provides for development, cross-ministry coordination, implementation, and monitoring of Indigenous, external stakeholder, and intergovernmental engagement. Costs may be recovered from ministries, other entities within government, and parties external to government for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	834	834
Corporate Services	11,207	10,926
	12,041	11,760

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Indigenous Relations and Reconciliation; executive support, including the deputy minister’s office; delivering planning and support focused on reconciliation and major government initiatives and corporate administration. This sub-vote also funds the ministry’s strategic, corporate service planning efforts, including internal communications; correspondence; records management and information and privacy; and business plans and performance monitoring, measurement, and reporting. This sub-vote also provides for executive direction to the ministry; finance, administrative, certain human resource activities, and information management services and systems; and information and privacy. Costs may be recovered from ministries, other entities within government, and parties external to government for activities described within this sub-vote.

VOTE 34 — MINISTRY OPERATIONS	74,235	70,806

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 35 — TREATY AND OTHER AGREEMENTS FUNDING

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core business: Treaty and Other Agreements Funding.

TREATY AND OTHER AGREEMENTS FUNDING

Voted Appropriations
Treaty and Other Agreements Funding	10,608	10,567
Non Treaty Funding	94,596	94,505
	105,204	105,072

Voted Appropriations Description: This sub-vote provides for transfers and costs to First Nations, Indigenous Peoples and organizations, and third parties as a result of the settlement of treaties, incremental treaty agreements, economic benefit agreements, forest consultation and revenue-sharing agreements, and other agreements, including as a result of the federal/provincial agreement as specified under the Fort Nelson Indian Reserve Minerals Revenue Sharing Act. This sub-vote also provides for costs associated with acquisition, administration, and disposal of land and other assets as a result of the settlement of treaties, incremental treaties, and other agreements. Costs may be recovered from revenue received from stumpage, petroleum, natural gas, and minerals extraction or other sources. Costs may also be recovered from ministries, other entities within government, and parties external to government for transfers described within this sub-vote.

VOTE 35 — TREATY AND OTHER AGREEMENTS FUNDING	105,204	105,072

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 36 — DECLARATION ACT SECRETARIAT

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Declaration Act Secretariat.

DECLARATION ACT SECRETARIAT

Voted Appropriation
Declaration Act Secretariat	4,547	4,147

Voted Appropriation Description: This sub-vote provides for the operations of the Declaration Act Secretariat, including the facilitation, coordination, and guidance to meet the alignment of laws obligations under the Declaration on the Rights of Indigenous Peoples Act (Declaration Act), including policy and legislative process reform and guidance to government on ensuring that measures align with the United Nations Declaration on the Rights of Indigenous Peoples are taken in consultation and cooperation with Indigenous Peoples. In addition, this sub-vote provides for engagement with Indigenous Peoples to implement the Declaration on the Rights of Indigenous Peoples Act and align laws with the United Nations Declaration on the Rights of Indigenous Peoples and to do so in consultation and cooperation with Indigenous Peoples. This sub-vote provides for executive support, including executive services, delivering planning and support focused on major government initiatives and corporate administration. This sub-vote also provides for the Secretariat’s strategic, service, and internal communications planning efforts; and business plans and performance monitoring, measurement, and reporting. This sub-vote also provides for finance, administrative, human resources, and information management services and systems; and information and privacy. Costs may be recovered from ministries, other entities within government, and parties external to government for activities described within this sub-vote.

VOTE 36 — DECLARATION ACT SECRETARIAT	4,547	4,147

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

STATUTORY DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

 STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: First Citizens Fund.

FIRST CITIZENS FUND

Statutory Appropriation
First Citizens Fund	2,046	2,209

Statutory Appropriation Description: This statutory appropriation provides for the First Citizens Fund which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	35,704	33,878
Operating Costs	9,049	8,151
Government Transfers	511,338	271,060
Other Expenses	2,558	2,559
Internal Recoveries	(156)	(156)
External Recoveries	(372,461)	(133,258)
TOTAL OPERATING EXPENSES	186,032	182,234

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

FIRST CITIZENS FUND

This account was originally created as a fund under the Revenue Surplus Appropriation Act in 1969, was continued under the Funds Control Act in 1979, and was changed to a special account under the Special Accounts Appropriation and Control Act in 1988. The endowment fund has a restricted balance of $66.5 million which is not permitted to be spent. The account promotes the economic, educational, and cultural well-being of Indigenous Peoples who are normally residents of British Columbia by providing financial assistance through loan guarantees and government transfers. Interest attributable to the account balance is credited to the account as revenue. Expenses consist of government transfers in support of cultural, educational, and economic opportunities. The account also provides funds for the administration costs of certain social and economic development programs. No financing transactions are provided for under this account.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	1,039	1,039
OPERATING TRANSACTIONS
Revenue	2,046	2,209
Expense	(2,046)	(2,209)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	1,039	1,039

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates 2025/26	Estimates 2026/27

TREATY AND OTHER AGREEMENTS FUNDING

LAND TRANSFERS — Disbursements represent expenditures for acquisition, administration, and disposal of land and other assets as a result of the settlement of treaties, incremental treaties, and other agreements. Negotiation and implementation costs are funded through the ministry’s voted appropriations.

Disbursements	30,000	50,000
Receipts	—	—
Net Cash Requirement (Source)	30,000	50,000

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES BY CORE BUSINESS

($000)

Estimates 2025/26	Estimates 2026/27

TREATY AND OTHER AGREEMENTS FUNDING

BRITISH COLUMBIA FIRST NATIONS GAMING REVENUE SHARING LIMITED PARTNERSHIP — Disbursements are made by the Province to the British Columbia First Nations Gaming Revenue Sharing Limited Partnership (Partnership) or to a limited partner of the Partnership at the written request of the Partnership in accordance with the Gaming Control Act, further supported by the Long-Term BC First Nations Gaming Revenue Sharing and Financial Agreement in respect of a portion of the actual net income (receipts) of the British Columbia Lottery Corporation collected on behalf of the Partnership under the Gaming Control Act. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	96,000	97,000
Receipts	(96,000)	(97,000)
Net Cash Requirement (Source)	—	—

MINISTRY OF INFRASTRUCTURE

The mission of the Ministry of Infrastructure is to provide strategic infrastructure project planning, procurement, delivery and oversight supports to successfully deliver provincial vertical infrastructure projects, such as schools, post-secondary facilities, health care facilities and others, needed for British Columbia’s growing communities.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATION
Vote 37 — Ministry Operations	420,585	420,514

OPERATING EXPENSES	420,585	420,514
CAPITAL EXPENDITURES [2]	201,112	122,001
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	3,600	3,600
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF INFRASTRUCTURE

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
			External
OPERATING EXPENSES	Net	Gross	Recoveries	Net
Core Business
Policy and Partnerships	3,093	3,271	(2)	3,269
Community Capital Development	40,362	40,672	(2)	40,670
Real Property	366,185	447,800	(81,612)	366,188
Executive and Support Services	10,945	10,389	(2)	10,387
TOTAL OPERATING EXPENSES	420,585	502,132	(81,618)	420,514

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Community Capital Development	34,500	3,689	—	3,689
Real Property	166,609	118,309	—	118,309
Executive and Support Services	3	3	—	3
TOTAL	201,112	122,001	—	122,001

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Community Capital Development	—	1	(1)	—
Real Property	3,600	4,200	(600)	3,600
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	3,600	4,201	(601)	3,600

MINISTRY OF INFRASTRUCTURE

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 37 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Policy and Partnerships, Community Capital Development, Real Property, and Executive and Support Services.

POLICY AND PARTNERSHIPS

Voted Appropriation
Policy and Partnerships	3,093	3,269

Voted Appropriation Description: This sub-vote provides for the administration of provincial vertical capital infrastructure projects, including the development and administration of policy, programs, legislation and regulations; and the management and delivery of cross-government and agency initiatives. These activities may involve consultation with other ministries, agencies, governments, First Nations and external partners. Costs may be recovered from ministries, organizations within the government reporting entity, including Crown corporations, boards and commissions, other levels of government, societies, other organizations, and parties external to government for activities described within this sub-vote.

COMMUNITY CAPITAL DEVELOPMENT

Voted Appropriation
Community Capital Development	40,362	40,670

Voted Appropriation Description: This sub-vote provides for program support, management and procurement for capital projects and initiatives related to K-12 education and childcare, health and post-secondary education sectors, and other provincial capital infrastructure and related spending initiatives. This sub-vote provides for funding or transfers of funding to school districts, universities, colleges, institutes and other educational agencies, health authorities, other government entities and organizations, and the private sector. This sub-vote provides for project management services related to provincial vertical infrastructure projects, including property management, construction, development, environmental, and technical services. Activities may include the acquisition of land on behalf of government and other public agencies and organizations, disposal of or making available land, and provision of services to public agencies in relation to land, as set out in the Infrastructure Projects Act. This sub-vote also provides for directly-related accommodation to First Nations resulting from the rental, lease, or disposal of Crown land or other related property. Costs associated with the disposal of real property are recovered from the revenues from the rental, lease, or disposal of Crown land or other related property. Costs may also be recovered from ministries, organizations within the government reporting entity, including Crown corporations, boards and commissions, other levels of government, societies, other organizations, and parties external to government for activities described within this sub-vote.

REAL PROPERTY

Voted Appropriation
Real Property	366,185	366,188

Voted Appropriation Description: This sub-vote provides for the delivery of property and real estate services, accommodation, client services, strategic infrastructure planning, supply management, and project management services related to facilities, including property management, construction, development, environmental, and technical services. Activities may include the acquisition of land on behalf of government, disposal of or making available land, and provision of services to public agencies in relation to land, as set out in the Public Agency Accommodation Act. This sub-vote also provides for directly-related accommodation to First Nations resulting from the rental, lease, or disposal of Crown land or other related property. Costs associated with the disposal of real property, such as land and buildings, are recovered from the revenues from the rental, lease, or disposal of Crown Land or other related property. Costs may also be recovered from ministries, public agencies, and other public or private sector organizations or other parties for activities described within this sub-vote.

MINISTRY OF INFRASTRUCTURE

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	767	767
Corporate Services	10,178	9,620
	10,945	10,387

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Infrastructure, the Parliamentary Secretary for Surrey Infrastructure, the deputy minister’s office, executive leadership and direction, and corporate support including administration, finance, facilities management, information management and certain human resource activities. Costs may be recovered from ministries, Crown corporations, boards and commissions, other levels of government, societies, other organizations, and parties external to government for activities described within this sub-vote.

VOTE 37 — MINISTRY OPERATIONS	420,585	420,514

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	39,110	44,101
Operating Costs	430,453	438,973
Government Transfers	33,722	33,722
Other Expenses	47,521	45,269
Internal Recoveries	(24,353)	(59,933)
External Recoveries	(105,868)	(81,618)
TOTAL OPERATING EXPENSES	420,585	420,514

MINISTRY OF INFRASTRUCTURE

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates 2025/26	Estimates 2026/27

COMMUNITY CAPITAL DEVELOPMENT

REAL ESTATE DEVELOPMENT — Disbursements represent expenditures associated with the development and sale of surplus properties and/or buildings on behalf of the Province as set out in the Infrastructure Projects Act. Receipts represent a portion of the proceeds of the sale or disposal of properties and/or buildings applied to costs. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	1	1
Receipts	(1)	(1)
Net Cash Requirement (Source)	—	—

REAL PROPERTY

STRATEGIC REAL ESTATE SERVICES — Disbursements represent expenditures associated with the development and sale of surplus properties and/or buildings on behalf of the Province as set out in the Public Agency Accommodation Act. Receipts represent a portion of the proceeds of the sale of the properties and/or buildings applied to costs. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	4,200	4,200
Receipts	(600)	(600)
Net Cash Requirement (Source)	3,600	3,600

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MINISTRY OF JOBS AND ECONOMIC GROWTH

The mission of the Ministry of Jobs and Economic Growth is to incorporate key lines of government services to grow British Columbia’s economy for the benefit of all residents and communities. The ministry’s work includes establishing British Columbia as a preferred location for new and emerging technologies, supporting programs related to economic growth, job creation and community transition, providing integrated trade and investment programs to help increase exports for British Columbia businesses, supporting innovation and strategic investments across the province, and developing British Columbia’s national and international trade relations.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATION
Vote 38 — Ministry Operations	85,151	72,704

STATUTORY APPROPRIATIONS
British Columbia Strategic Investments Special Account	—	37,200
Northern Development Fund Special Account	500	500

OPERATING EXPENSES	85,651	110,404
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	1
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF JOBS AND ECONOMIC GROWTH

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
			External
OPERATING EXPENSES	Net	Gross	Recoveries	Net
Core Business
Trade and Industry Development	28,966	28,853	(4)	28,849
Small Business and Economic Development	35,757	27,350	(6)	27,344
Investment and Sustainable Economy	13,673	10,014	(3)	10,011
Executive and Support Services	6,755	6,503	(3)	6,500
British Columbia Strategic Investments Special Account	—	37,200	—	37,200
Northern Development Fund Special Account	500	500	—	500
TOTAL OPERATING EXPENSES	85,651	110,420	(16)	110,404

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
British Columbia Strategic Investments Special Account	—	1	—	1
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	—	1	—	1

MINISTRY OF JOBS AND ECONOMIC GROWTH

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 38 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Trade and Industry Development, Small Business and Economic Development, Investment and Sustainable Economy, and Executive and Support Services.

TRADE AND INDUSTRY DEVELOPMENT

Voted Appropriation
Trade and Industry Development	28,966	28,849

Voted Appropriation Description: This sub-vote provides for the facilitation of trade development and investment attraction to advance strategic sectors and industries in all regions of the province; promoting British Columbia internationally; showcasing British Columbia at national and international events; and the operation of the Province’s international network of trade offices. This sub-vote supports the development and delivery of inbound and outbound trade and investment missions in conjunction with public and private sector partners and programming to assist British Columbia based companies to conduct international business. This sub-vote provides for domestic and international partnerships with public and private sector organizations with the aim of better alignment and efficiency in achieving the Province’s trade and investment objectives. This sub-vote provides for the management of British Columbia’s participation in domestic and international trade agreements and initiatives; the facilitation of trade and investment through resolution of trade disputes; the promotion of business development opportunities provided by trade agreements; and the provision of strategic advice with respect to the Province’s trade obligations. This sub-vote provides for the development of research and analysis to support effective market and sector strategies that will benefit all regions of the province. This sub-vote also provides support for the development and implementation of strategies to strengthen domestic industries across a range of sectors, including core and emerging industries through research, business intelligence, strategy and support for industry growth, and acts as lead in working with Forestry Innovation Investment Ltd. This sub-vote provides for operational and industry support activities related to the implementation of mass timber and construction innovation. Costs may be recovered from ministries, Crown corporations and agencies, boards and commissions, other levels of government, and parties external to government for activities described within this sub-vote.

SMALL BUSINESS AND ECONOMIC DEVELOPMENT

Voted Appropriations
Small Business and Economic Development	7,716	7,339
Regional Development	28,041	20,005
	35,757	27,344

Voted Appropriations Description: This sub-vote provides for the development and implementation of provincial plans, programs, and policies related to small business and regulatory reform in British Columbia, including negotiating and entering into agreements or arrangements with parties inside and outside of British Columbia. This sub-vote also provides for operational, programming, and research activities related to small business; the operation of the Small Business Roundtable; the provision of strategic direction to the Province regarding advancing economic development and competitiveness, and streamlining access to government services; and the development and implementation of regional economic strategies, initiatives, and policies and legislation. This sub-vote also provides for the delivery of regional and provincial economic development programs, community transition services, and services to foster economic growth and job creation, as well as leads the ministry’s partnerships and economic development activities with Indigenous organizations and communities. Costs may be recovered from special accounts, ministries, Crown corporations and agencies, boards and commissions, other levels of government, other public-sector organizations, and parties external to government for activities described within this sub-vote.

MINISTRY OF JOBS AND ECONOMIC GROWTH

VOTE DESCRIPTIONS

($000)

    Estimates     Estimates

    2025/26     2026/27

INVESTMENT AND SUSTAINABLE ECONOMY

Voted Appropriation
Investment and Sustainable Economy	13,673	10,011

Voted Appropriation Description: This sub-vote provides for the coordination of investment programming and working with investors to facilitate investment in British Columbia, including working with stakeholders to identify barriers impeding investment projects and working to overcome them. This sub-vote also provides for the delivery of investment capital and venture capital programming by administering tax credits under the Small Business Venture Capital Act and the Employee Investment Act and acts as a lead in working with and providing transfers to InBC Investment Corp. This sub-vote provides for grants and other transfers to eligible recipients in relation to strategic investment for provincial priority projects and activities. This sub-vote also provides for related administration and support activities, as well as transfers to the British Columbia Strategic Investments special account. This sub-vote provides for the policy, administration, operation, delivery, and support of research, innovation, technology sector development, and commercialization programs, projects, and services; and providing strategic direction to remove barriers to innovation and commercialization, including acting as lead in working with Innovate BC and other technology and innovation focused organizations. This sub-vote provides for programming, research, and analysis for clean and inclusive economic growth and strategy, advice, and initiatives to support long-term economic planning, performance tracking, and reporting. Costs may be recovered from special accounts, ministries, Crown corporations and agencies, boards and commissions, other levels of government, other public-sector organizations, and parties external to government for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Ministers’ Offices	1,231	1,256
Corporate Services	5,524	5,244
	6,755	6,500

Voted Appropriations Description: This sub-vote provides for the offices of the Minister of Jobs and Economic Growth, the Minister of State for Artificial Intelligence and New Technologies, the Parliamentary Secretary for Armed Forces Development and Veterans Affairs, and the Parliamentary Secretary for Trade. This sub-vote also provides for executive direction of the Ministry of Jobs and Economic Growth and administrative services for the operating programs of the Ministry of Jobs and Economic Growth; the Ministry of Labour; the Ministry of Housing and Municipal Affairs; and the Ministry of Tourism, Arts, Culture and Sport; including financial administration and budget coordination, strategic and business planning and reporting, certain human resource activities, office management, accommodation, and information systems. Costs may be recovered from ministries, Crown corporations and agencies, boards and commissions, other levels of government, and parties external to government for activities described within this sub-vote.

VOTE 38 — MINISTRY OPERATIONS	85,151	72,704

MINISTRY OF JOBS AND ECONOMIC GROWTH

STATUTORY DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special accounts: British Columbia Strategic Investments and Northern Development Fund.

BRITISH COLUMBIA STRATEGIC INVESTMENTS

Statutory Appropriation
British Columbia Strategic Investments	—	37,200

Statutory Appropriation Description: This statutory appropriation provides for the British Columbia Strategic Investments special account which is governed under the Special Account Appropriations and Control Act.

NORTHERN DEVELOPMENT FUND

Statutory Appropriation
Northern Development Fund	500	500

Statutory Appropriation Description: This statutory appropriation provides for the Northern Development Fund which is governed under the BC-Alcan Northern Development Fund Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	40,862	40,247
Operating Costs	17,187	15,522
Government Transfers	28,451	55,501
Other Expenses	183	37,367
Internal Recoveries	(1,016)	(38,217)
External Recoveries	(16)	(16)
TOTAL OPERATING EXPENSES	85,651	110,404

MINISTRY OF JOBS AND ECONOMIC GROWTH

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

BRITISH COLUMBIA STRATEGIC INVESTMENTS

This account is established as a special account under the Special Accounts Appropriation and Control Act effective April 1, 2026, for the purposes of supporting strategic investments approved by Treasury Board in respect of provincial priority projects or activities in British Columbia. Expenses include grants and other transfers to eligible recipients, administration and support for grants and other transfers, loans, equity and other financial interests, loan guarantee and related rights activities authorized under the special account, valuation and collection provisions in relation to loans, equity and other financial interests, and payments or provisions made in respect of defaulted loan guarantees, Revenue and recoveries include transfers authorized by Treasury Board, transfers from appropriations of the ministry or other ministries, investment income received or earned on strategic investments, grant recoveries and repayments, and administration fees in relation to grants and other transfers, loans, equity and other financial interests and loan guarantees authorized under the special account. Receipts include repayment of loans issued and the return of principal on disposal of equity and other financial interests. Disbursements include loans issued, equity and other financial interests acquired and payments in respect of defaulted loan guarantees.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	—	400,000
OPERATING TRANSACTIONS
Revenue	—	—
Expense	—	(37,200)
Net Revenue (Expense)	—	(37,200)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	(1)
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	(1)
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	—	362,799

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF JOBS AND ECONOMIC GROWTH

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

NORTHERN DEVELOPMENT FUND

This account was established by the BC-Alcan Northern Development Fund Act in 1998. The purpose is to promote sustainable economic development in north-western British Columbia. Expenses are to support investment in new or existing businesses, to create new employment or stabilize existing employment, to support other goals consistent with the Act, and for the Nechako-Kitamaat Development Fund Society. Interest earned on the fund balance is credited to the account as revenue. Administration costs are funded through the Ministry Operations Vote.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	919	919
OPERATING TRANSACTIONS
Revenue	500	500
Expense	(500)	(500)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	919	919

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

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MINISTRY OF LABOUR

The mission of the Ministry of Labour is to promote fair, healthy, and safe labour and employment relationships in support of a strong, sustainable, and inclusive economy and to ensure provincial employment standards reflect the needs of British Columbians.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATION
Vote 39 — Ministry Operations	24,201	23,672

OPERATING EXPENSES	24,201	23,672
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF LABOUR

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
			External
OPERATING EXPENSES	Net	Gross	Recoveries	Net
Core Business
Labour Programs	22,852	65,152	(42,804)	22,348
Executive and Support Services	1,349	1,679	(355)	1,324
TOTAL OPERATING EXPENSES	24,201	66,831	(43,159)	23,672

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Labour Programs	3	3	—	3
TOTAL	3	3	—	3

MINISTRY OF LABOUR

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 39 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Labour Programs and Executive and Support Services.

LABOUR PROGRAMS

Voted Appropriations
Employment Standards	20,902	20,442
WorkSafeBC Funded Services	1	1
Labour Policy and Legislation	1,949	1,905
	22,852	22,348

Voted Appropriations Description: This sub-vote provides for services promoting harmonious labour and employment relations through the administration of the Workers Compensation Act, the Employment Standards Act, the Temporary Foreign Worker Protection Act, and the Labour Relations Code; the operations of the Workers’ Compensation Appeal Tribunal, Compensation Advisory Services, and other employment and labour relations initiatives; and worker support programs. This sub-vote also provides for legislative and policy support for activities described within this sub-vote. Costs associated with the Workers’ Compensation Appeal Tribunal and Compensation Advisory Services are fully recovered from the accident fund established pursuant to the Workers Compensation Act. Costs may also be recovered from ministries, Crown corporations and agencies, and parties external to government for other activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	693	668
Corporate Services	656	656
	1,349	1,324

Voted Appropriations Description: This sub-vote provides for the office for the Minister of Labour. This sub-vote also provides for executive direction of the Ministry of Labour; and administrative services for the operating programs of the Ministry of Labour, including financial administration and budget coordination, strategic and business planning and reporting, certain human resource activities, office management, accommodation, and information systems, some of which are provided by the Ministry of Jobs and Economic Growth and the Ministry of Housing and Municipal Affairs. Costs may be recovered from ministries, Crown corporations and agencies, other levels of government, and parties external to government for activities described within this sub-vote.

VOTE 39 — MINISTRY OPERATIONS	24,201	23,672

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	52,369	52,170
Operating Costs	13,152	14,123
Government Transfers	90	90
Other Expenses	453	453
Internal Recoveries	(5)	(5)
External Recoveries	(41,858)	(43,159)
TOTAL OPERATING EXPENSES	24,201	23,672

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MINISTRY OF MINING AND CRITICAL MINERALS

The mission of the Ministry of Mining and Critical Minerals is to align regulatory frameworks and policy to support the advancement of mining opportunities and facilitate a safe, environmentally responsible, and competitive mining sector for the benefit of all peoples in British Columbia, now and in the future.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATION
Vote 40 — Ministry Operations	57,457	57,304

OPERATING EXPENSES	57,457	57,304
CAPITAL EXPENDITURES [2]	548	548
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF MINING AND CRITICAL MINERALS

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Responsible Mining and Competitiveness	30,435	31,924	(3,053)	28,871
Mines Health, Safety and Enforcement	14,127	13,696	(2)	13,694
Strategic and Indigenous Partnerships	3,615	5,221	(2)	5,219
Executive and Support Services	9,280	9,522	(2)	9,520
TOTAL OPERATING EXPENSES	57,457	60,363	(3,059)	57,304

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	548	548	—	548
TOTAL	548	548	—	548

MINISTRY OF MINING AND CRITICAL MINERALS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 40 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Responsible Mining and Competitiveness; Mines Health, Safety and Enforcement; Strategic and Indigenous Partnerships; and Executive and Support Services.

RESPONSIBLE MINING AND COMPETITIVENESS

Voted Appropriation
Responsible Mining and Competitiveness	30,435	28,871

Voted Appropriation Description: This sub-vote provides for the management and responsible development of the province’s mineral, coal, and aggregate resources through developing and delivering geoscience databases and surveys; profiling British Columbia’s mineral and coal opportunities; providing secure and modernized mineral and coal tenure systems; delivering a fair, effective, and transparent permitting process; developing and implementing policies and legislation to attract investment in British Columbia and advance reconciliation; developing strategies and actions to continuously enhance provincial competitiveness; collecting fees and securities associated with permits and tenures; advising government agencies on mineral and coal resources and their potential; and engaging and collaborating with Indigenous communities, stakeholders, local and federal governments, and the public. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

MINES HEALTH, SAFETY AND ENFORCEMENT

Voted Appropriation
Mines Health, Safety and Enforcement	14,127	13,694

Voted Appropriation Description: This sub-vote provides for oversight of the mining sector, including health, safety, and technical oversight of all mineral, coal, and aggregate mine sites during exploration, development, production, and reclamation; performing independent effectiveness auditing for continuous improvements to mining regulatory oversight; undertaking inspections, investigations and enforcement; providing data-driven process and policy to support robust compliance and enforcement; engaging with Indigenous communities in relation to mining regulatory oversight; and providing for a standing Code Review Committee to ensure labour, Indigenous, and industry representatives are involved in developing British Columbia’s mine safety standards. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

STRATEGIC AND INDIGENOUS PARTNERSHIPS

Voted Appropriation
Strategic and Indigenous Partnerships	3,615	5,219

Voted Appropriation Description: This sub-vote provides for leadership and support in areas of strategic and cross-ministry policy, Indigenous relations, intergovernmental relations, business review and planning, the legislative affairs of the ministry and the Ministry of Energy and Climate Solutions, and liaising on Indigenous policy with the British Columbia Energy Regulator and the British Columbia Hydro and Power Authority. This sub-vote also provides for corporate services and corporate business innovation, including legislation and internal communications. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

MINISTRY OF MINING AND CRITICAL MINERALS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	689	689
Corporate Services	8,591	8,831
	9,280	9,520

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Mining and Critical Minerals and executive support, including the deputy minister’s office, and coordination of legislation. This sub-vote also provides for corporate services, correspondence, records management, and information and privacy. This sub-vote also provides for executive direction to the ministry; finance and administrative; information management services and systems; revenue collection; and trust fund management for ministry operations, programs, and clients. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

VOTE 40 — MINISTRY OPERATIONS	57,457	57,304

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	45,291	46,863
Operating Costs	13,699	11,642
Government Transfers	275	275
Other Expenses	1,255	1,587
Internal Recoveries	(4)	(4)
External Recoveries	(3,059)	(3,059)
TOTAL OPERATING EXPENSES	57,457	57,304

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

The mission of the Ministry of Post-Secondary Education and Future Skills is to champion innovation, inclusive and sustainable communities, within an integrated, coordinated post-secondary education and skills training system that is affordable and accessible to empower British Columbians from all backgrounds to thrive.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATION
Vote 41 — Ministry Operations	3,509,837	3,580,561

OPERATING EXPENSES	3,509,837	3,580,561
CAPITAL EXPENDITURES [2]	504	504
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Educational Institutions and Organizations	3,225,843	3,240,975	(2)	3,240,973
Student Services Programs	73,792	75,637	(1,845)	73,792
Private Training Institutions	1	5,211	(5,210)	1
Labour Market Development	39,415	140,953	(97,734)	43,219
Immigration and Strategic Planning	39,423	56,667	(19,030)	37,637
Transfers to Crown Corporations and Agencies	107,221	161,221	—	161,221
Executive and Support Services	24,142	24,235	(517)	23,718
TOTAL OPERATING EXPENSES	3,509,837	3,704,899	(124,338)	3,580,561

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	504	504	—	504
TOTAL	504	504	—	504

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 41 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Educational Institutions and Organizations, Student Services Programs, Private Training Institutions, Labour Market Development, Immigration and Strategic Planning, Transfers to Crown Corporations and Agencies, and Executive and Support Services.

EDUCATIONAL INSTITUTIONS AND ORGANIZATIONS

Voted Appropriation
Educational Institutions and Organizations	3,225,843	3,240,973

Voted Appropriation Description: This sub-vote provides for funding to universities, colleges, institutes, educational agencies, and other organizations to support the post-secondary education system and for initiatives that enhance student access and outcomes. Costs may be recovered from ministries, educational organizations, organizations within the government reporting entity, other levels of government, and parties both internal and external to government for activities described within this sub-vote.

STUDENT SERVICES PROGRAMS

Voted Appropriation
Student Services Programs	73,792	73,792

Voted Appropriation Description: This sub-vote provides for the administration, operations, and delivery of student services programs. This sub-vote also provides financial, income, and other assistance to and for students, including scholarships, bursaries, loan forgiveness programs, transfers to students, and transfers for initiatives that enhance student performance and access. Costs may be recovered from ministries, educational organizations, organizations within the government reporting entity, other levels of government, and parties both internal and external to government for activities described within this sub-vote.

PRIVATE TRAINING INSTITUTIONS

Voted Appropriation
Private Training Institutions	1	1

Voted Appropriation Description: This sub-vote provides for the policy, administration, operations, and compliance activities related to providing for quality education standards for private post-secondary institutions certified under the Private Training Act and related to designation programs for public and private post-secondary institutions to enrol international students holding study permits. This sub-vote also provides for the administration of the Student Tuition Protection Fund. Costs may be recovered from ministries, private and public post-secondary institutions, organizations within the government reporting entity, other levels of government, and parties both internal and external to government for activities described within this sub-vote.

LABOUR MARKET DEVELOPMENT

Voted Appropriations
Labour Market Strategic Planning	5,976	4,803
Labour Market Policy and Planning	3,480	3,480
Labour Market and Skills Training Programs	29,959	34,936
	39,415	43,219

Voted Appropriations Description: This sub-vote provides for the development and implementation of policy, programs, and legislation to support the development and training of British Columbia’s workforce. It includes oversight of SkilledTradesBC and the negotiation and implementation of federal/provincial agreements related to workforce development and training. This sub-vote also provides for the development of labour market information that is disseminated to British Columbians through multiple platforms and methods and development of industry-led workforce development strategies and strategic initiatives. Costs may be recovered from ministries, organizations within the government reporting entity, other levels of government, and parties both internal and external to government for activities described within this sub-vote.

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

IMMIGRATION AND STRATEGIC PLANNING

Voted Appropriations
Immigration Strategic Planning	351	311
Provincial Nominee Program	1	1
Workforce and Immigration	39,071	37,325
	39,423	37,637

Voted Appropriations Description: This sub-vote provides for the development and implementation of provincial plans, programs, and policies related to immigration, including the administration of the British Columbia Provincial Nominee Program and immigrant settlement and integration services, including negotiating and entering into agreements or arrangements with parties inside and outside of British Columbia. Costs related to the British Columbia Provincial Nominee Program are cost-recoverable from fees. Costs may also be recovered from ministries, organizations within the government reporting entity, other levels of government, and parties both internal and external to government for activities described within this sub-vote.

TRANSFERS TO CROWN CORPORATIONS AND AGENCIES

Voted Appropriation
SkilledTradesBC	107,221	161,221

Voted Appropriation Description: This sub-vote provides for transfers to Crown corporations and agencies including SkilledTradesBC.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	858	858
Corporate Services	23,284	22,860
	24,142	23,718

Voted Appropriations Description: This sub-vote provides for ministry leadership and direction, establishment of policy and accountability, and provides program support for the post-secondary system and student services programs. This sub-vote also provides for quality assessment for public and private post-secondary degree-granting institutions; and the Professional Governance Act. This sub-vote also provides for the office of the Minister of Post-Secondary Education and Future Skills, Parliamentary Secretary for International Credentials, and for corporate services to the ministry. This sub-vote also provides for the development and implementation of policy and programs to increase the ability for qualified, internationally trained professionals to achieve certification in British Columbia to work in regulated occupations. Costs may be recovered from ministries, organizations within the government reporting entity, other levels of government, and parties both internal and external to government for activities described within this sub-vote.

VOTE 41 — MINISTRY OPERATIONS	3,509,837	3,580,561

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	65,680	67,926
Operating Costs	16,006	12,204
Government Transfers	3,607,318	3,675,902
Other Expenses	3,118	2,966
Internal Recoveries	(61,099)	(54,099)
External Recoveries	(121,186)	(124,338)
TOTAL OPERATING EXPENSES	3,509,837	3,580,561

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

The mission of the Ministry of Public Safety and Solicitor General is to deliver public safety services and programs, to administer compliance and enforcement for the liquor and cannabis industries, and to ensure that the public has confidence in British Columbia’s gaming sector.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATION
Vote 42 — Ministry Operations	1,088,942	1,085,591

STATUTORY APPROPRIATIONS
Civil Forfeiture Account Special Account	437	437
Corrections Work Program Account Special Account	1,281	781
Criminal Asset Management Fund Special Account	—	—
Victim Surcharge Special Account	13,504	13,504

OPERATING EXPENSES	1,104,164	1,100,313
CAPITAL EXPENDITURES [2]	4,701	4,447
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Corrections	319,361	320,962	(2,281)	318,681
Policing and Security	573,325	624,253	(51,932)	572,321
Community Safety and Victim Services	92,865	91,865	(300)	91,565
BC Coroners Service	30,820	30,153	(2)	30,151
RoadSafetyBC	33,914	38,078	(4,139)	33,939
Gaming Policy and Enforcement	20,049	24,120	(3,774)	20,346
Corporate Strategic Initiatives	3,659	3,415	(2)	3,413
Office of the Fire Commissioner	4,192	4,650	—	4,650
Executive and Support Services	10,757	10,527	(2)	10,525
Civil Forfeiture Account Special Account	437	23,661	(23,224)	437
Corrections Work Program Account Special Account	1,281	781	—	781
Criminal Asset Management Fund Special Account	—	—	—	—
Victim Surcharge Special Account	13,504	13,504	—	13,504
TOTAL OPERATING EXPENSES	1,104,164	1,185,969	(85,656)	1,100,313

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Corrections	3,262	3,262	—	3,262
BC Coroners Service	12	12	—	12
Office of the Fire Commissioner	475	290	—	290
Executive and Support Services	952	883	—	883
TOTAL	4,701	4,447	—	4,447

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 42 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Corrections, Policing and Security, Community Safety and Victim Services, BC Coroners Service, RoadSafetyBC, Gaming Policy and Enforcement, Corporate Strategic Initiatives, Office of the Fire Commissioner, and Executive and Support Services.

CORRECTIONS

Voted Appropriation
Corrections	319,361	318,681

Voted Appropriation Description: This sub-vote provides for the management of remanded and sentenced adult offenders in custody and in the community and for the planning and management of correctional programs. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of governments, and other parties both internal and external to government for activities described within this sub-vote.

POLICING AND SECURITY

Voted Appropriation
Policing and Security	573,325	572,321

Voted Appropriation Description: This sub-vote provides for superintending policing and law enforcement in the province; management of contract policing; development and administration of policy and legislation regarding cannabis enforcement, including stakeholder consultation and public engagement; and developing and delivering initiatives to maintain safe and secure communities. This sub-vote also provides for security industry regulations and other protective programs. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, and other parties both internal and external to government for activities described within this sub-vote.

COMMUNITY SAFETY AND VICTIM SERVICES

Voted Appropriation
Community Safety and Victim Services	92,865	91,565

Voted Appropriation Description: This sub-vote provides for services to support victims of crime, counselling and outreach services for people impacted by violence, and financial assistance and benefits to assist victims in their recovery from the impacts of violent crime. This sub-vote also provides for facilitating restitution to victims and support to communities to prevent crime, violence, and victimization. Costs may be recovered from the Victim Surcharge Special Account for victim service programs, from ministries for special public safety initiatives, and from other levels of government for activities described within this sub-vote.

BC CORONERS SERVICE

Voted Appropriation
BC Coroners Service	30,820	30,151

Voted Appropriation Description: This sub-vote provides for the operation of the BC Coroners Service and the administration of the Coroners Act, including investigating unnatural, sudden, and unexpected deaths; investigating and reviewing children’s deaths; identifying, and publicly reporting on relevant facts about deceased persons; advancing recommendations aimed at the prevention of death; holding inquests and Death Review Panels; and reporting on issues affecting public health and safety. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, and other parties both internal and external to government for activities described within this sub-vote.

ROADSAFETYBC

Voted Appropriation
RoadSafetyBC	33,914	33,939

Voted Appropriation Description: This sub-vote provides for programs and activities of RoadSafetyBC, including leading and supporting government traffic safety initiatives, administration of driver regulatory and traffic safety programs, setting driver licensing policies, monitoring and regulating unfit drivers, conducting reviews of driving prohibitions and conducting hearings and appeals of the Insurance Corporation of British Columbia’s decisions respecting driver licence sanctions, driver training schools, driver trainer licences, and other driver-related programs. This sub-vote also provides for expenses related to participation in national organizations and reimbursements for programs administered by RoadSafetyBC. Costs may be recovered from appeal fees and program fees. Costs may also be recovered from ministries, Crown agencies, boards and commissions, other levels of government, and organizations for activities described within this sub-vote.

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

VOTE DESCRIPTIONS

($000)

	Estimates 2025/26	Estimates 2026/27

GAMING POLICY AND ENFORCEMENT

Voted Appropriations
Gaming Policy and Enforcement Operations	20,048	20,346
Distribution of Gaming Proceeds	1	—
	20,049	20,346

Voted Appropriations Description: This sub-vote provides for the administration of gaming in the province, including horse racing and lotteries, and includes development and administration of legislation, regulations, and policy; licensing gaming events; oversight of horse racing events and teletheatres; registration; regulation of gaming supplies; inspecting, investigating, and auditing gaming in the province for compliance and enforcement; the management of the Province’s gaming initiatives to regulate gaming and ensure safety and fairness; and the Province’s responsible gambling strategy and problem gambling program. Costs may be recovered from ministries, organizations within the government reporting entity, and parties external to government for activities described within this sub-vote.

CORPORATE STRATEGIC INITIATIVES

Voted Appropriation
Corporate Strategic Initiatives	3,659	3,413

Voted Appropriation Description: This sub-vote provides for the development of policy and legislation in relation to the Ministry of Public Safety and Solicitor General’s corporate priorities and for the activities of the cross-government Compliance and Enforcement Secretariat. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, and other parties both internal and external to government for activities described within this sub-vote.

OFFICE OF THE FIRE COMMISSIONER

Voted Appropriation
Office of the Fire Commissioner	4,192	4,650

Voted Appropriation Description: This sub-vote provides for the operation of the Office of the Fire Commissioner and the administration of the Fire Safety Act, including administering fire safety regulations, conducting fire inspections and investigations, supporting local fire services, promoting fire prevention and education, ordering preventive evacuations, and imposing administrative penalties and conducting reviews. Costs may be recovered from ministries for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Ministers’ Offices	975	975
Corporate Services	9,782	9,550
	10,757	10,525

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Public Safety and Solicitor General; the Minister of State for Community Safety and Integrated Services; executive direction of the ministry, including the Deputy Solicitor General’s office; general services to support program delivery; policy development; and management services for the ministry, including oversight of Crown corporations, and for the Ministry of Attorney General, including financial administration, facilities management, and business planning. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 42 — MINISTRY OPERATIONS	1,088,942	1,085,591

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

STATUTORY DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: Civil Forfeiture Account, Corrections Work Program Account, Criminal Asset Management Fund, and Victim Surcharge Special Account.

CIVIL FORFEITURE ACCOUNT

Statutory Appropriation
Civil Forfeiture Account	437	437

Statutory Appropriation Description: This statutory appropriation provides for the Civil Forfeiture Account which is governed under the Civil Forfeiture Act.

CORRECTIONS WORK PROGRAM ACCOUNT

Statutory Appropriation
Corrections Work Program Account	1,281	781

Statutory Appropriation Description: This statutory appropriation provides for the Corrections Work Program Account which is governed under the Correction Act.

CRIMINAL ASSET MANAGEMENT FUND

Statutory Appropriation
Criminal Asset Management Fund	—	—

Statutory Appropriation Description: This statutory appropriation provides for the Criminal Asset Management Fund which is governed under the Criminal Asset Management Act.

VICTIM SURCHARGE SPECIAL ACCOUNT

Statutory Appropriation
Victim Surcharge Special Account	13,504	13,504

Statutory Appropriation Description: This statutory appropriation provides for the Victim Surcharge Special Account which is governed under the Victims of Crime Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	370,000	372,716
Operating Costs	55,012	58,144
Government Transfers	764,359	753,324
Other Expenses	18,259	18,961
Internal Recoveries	(17,175)	(17,176)
External Recoveries	(86,291)	(85,656)
TOTAL OPERATING EXPENSES	1,104,164	1,100,313

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

CIVIL FORFEITURE ACCOUNT

This account was established by the Civil Forfeiture Act in 2005. The purpose of the Act is to suppress unlawful activities by removing the associated economic incentive and to fund crime prevention, crime remediation, and victim compensation initiatives. The account is established to receive the liquidated value of forfeited assets and to distribute the net revenue in the form of grants. The net revenue represents the excess of recoveries over expenses in a given fiscal year. Expenses are limited to those permitted within the scope of the Act and include administration of the Act. Costs may be recovered from proceeds from judgments or settlements of concluded legal proceedings.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	22,647	22,210
OPERATING TRANSACTIONS
Revenue	—	—
Expense	(14,981)	(23,661)
Internal and External Recoveries	14,544	23,224
Net Revenue (Expense)	(437)	(437)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
Working Capital Adjustments and Other Spending Authority Committed[3]	—	6
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	22,210	21,779

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.
[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

CORRECTIONS WORK PROGRAM ACCOUNT

This account was established by the Miscellaneous Statutes Amendment Act (No. 2) in 1987 and is governed under the Correction Act. The purpose of the account is to assist inmates in acquiring skills and to encourage them to develop good work habits. Revenue represents proceeds from the sale of goods and services produced by inmates. Expenses are for supplies and costs related to the Corrections Work Program. Administration costs are funded through the ministry’s voted appropriations.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	1,595	1,724
OPERATING TRANSACTIONS
Revenue	650	650
Expense	(1,281)	(781)
Transfer from Ministry Operations Vote	700	700
Net Revenue (Expense)	69	569

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
Working Capital Adjustments and Other Spending Authority Committed[3]	60	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	1,724	2,293

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.
[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

CRIMINAL ASSET MANAGEMENT FUND

The Forfeited Crime Proceeds Fund account was established by the Special Accounts Appropriation and Control Act in 1988, as amended by the Attorney General Amendment Act in 1989. This account was continued in 2012, under the name Criminal Asset Management Fund, by the Criminal Asset Management Act. The purpose of this account is to use the proceeds that government obtains from criminal forfeitures and certain fines for certain criminal justice purposes. Revenue represents money received by government from proceeds of crime provided by certain other governments, money paid as a fine under a provision of the Criminal Code of Canada or under similar legislation, and money forfeited under certain sections of the Criminal Code of Canada. Revenue also represents money realized from the disposition of forfeited property governed by the Act and other money, interest, and income provided for in the Act. Expenses are for compensation of eligible victims, crime prevention and remediation, administration of the Act, and other prescribed purposes. Administrative costs may be funded through the ministry’s voted appropriations.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	2,733	2,733
OPERATING TRANSACTIONS
Revenue	—	—
Expense	—	—
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	2,733	2,733

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

VICTIM SURCHARGE SPECIAL ACCOUNT

This account was established by the Victims of Crime Act in 1996. The purpose of the account is to fund services to victims of crime as provided for in the Act. Revenue represents proceeds from a victim surcharge levy on fines from all provincial offences, both court-imposed fines and those which result in a violation ticket. Revenue also includes proceeds from the federal victim surcharge levy on offences imposed by the court under the Criminal Code of Canada, fines issued under the Controlled Drugs and Substances Act, the Cannabis Act, and interest earned on the balance of the fund. Expenses are for justice system obligations to victims of crime under the Act, including administration costs for both the Ministry of Attorney General and the Ministry of Public Safety and Solicitor General. Any remaining funds may be expended on initiatives which may benefit victims of crime. Administration costs are funded through the ministry’s voted appropriations.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	26,432	24,928
OPERATING TRANSACTIONS
Revenue	12,000	12,000
Expense	(13,504)	(13,504)
Net Revenue (Expense)	(1,504)	(1,504)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	24,928	23,424

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

This page intentionally left blank.

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

The mission of the Ministry of Social Development and Poverty Reduction is to make a difference in the lives of British Columbians trying to overcome social and economic barriers by believing in their ability to realize their full potential and make meaningful contributions to their community, and by providing access to services to help them achieve their goals.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATION
Vote 43 — Ministry Operations	5,705,485	5,976,762

OPERATING EXPENSES	5,705,485	5,976,762
CAPITAL EXPENDITURES [2]	1,854	1,854
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Income Assistance	3,854,300	4,064,333	(20,914)	4,043,419
Employment	31,126	323,630	(291,204)	32,426
Community Living Services	1,806,808	1,887,778	(1)	1,887,777
Employment and Assistance Appeal Tribunal	1,947	1,947	—	1,947
Executive and Support Services	11,304	11,233	(40)	11,193
TOTAL OPERATING EXPENSES	5,705,485	6,288,921	(312,159)	5,976,762

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	1,854	1,854	—	1,854
TOTAL	1,854	1,854	—	1,854

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 43 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Income Assistance, Employment, Community Living Services, Employment and Assistance Appeal Tribunal, and Executive and Support Services.

INCOME ASSISTANCE

Voted Appropriations
Income Assistance - Program Management	157,865	158,731
Temporary Assistance	966,549	1,073,007
Disability Assistance	2,204,432	2,282,236
Supplementary Assistance	525,454	529,445
	3,854,300	4,043,419

Voted Appropriations Description: This sub-vote provides for assistance, in the form of income assistance, disability assistance, hardship assistance, and health and other supplements for family units eligible in accordance with the Employment and Assistance Act or the Employment and Assistance for Persons with Disabilities Act. This sub-vote also provides for supports that are not provided under the Employment and Assistance Act or the Employment and Assistance for Persons with Disabilities Act but are consistent with or promote the intent or purpose of these Acts. In addition, this sub-vote provides for support services and direct operating costs. Costs may be recovered from the BC Bus Pass Program user fees, assignments authorized by the Employment and Assistance Act and the Employment and Assistance for Persons with Disabilities Act, and from repayable assistance and overpayments of assistance described within this sub-vote. Costs may also be recovered from ministries, other levels of government, and parties external to government for activities described within this sub-vote.

EMPLOYMENT

Voted Appropriations
Employment Programs	31,125	32,425
Labour Market Development Agreement	1	1
	31,126	32,426

Voted Appropriations Description: This sub-vote provides for the operation and administration of programs to assist eligible individuals to find sustainable employment. This sub-vote also provides for the operations and administration of employment-related programs to support individuals with multiple barriers and disabilities. In addition, this sub-vote supports organizations that provide employment services to unemployed persons and provides for developing and implementing strategies for dealing with labour force adjustments and certain human resource activities. Costs may be recovered from ministries, other levels of government, and parties external to government under cost-sharing agreements for activities described within this sub-vote.

COMMUNITY LIVING SERVICES

Voted Appropriation
Community Living Services	1,806,808	1,887,777

Voted Appropriation Description: This sub-vote provides for general support and advice to the minister regarding Adult Community Living Services and includes transfer payments to Community Living British Columbia for the governance, management, operations, and delivery of services and support to adults with developmental disabilities. Payments for the provision of these services are in accordance with the Community Living Authority Act. Costs may be recovered from other levels of government under cost-sharing agreements for activities described within this sub-vote.

EMPLOYMENT AND ASSISTANCE APPEAL TRIBUNAL

Voted Appropriation
Employment and Assistance Appeal Tribunal	1,947	1,947

Voted Appropriation Description: This sub-vote provides for the operation and administration of the Employment and Assistance Appeal Tribunal, which provides for an independent and impartial appeal of the ministry’s reconsideration decisions. The Employment and Assistance Appeal Tribunal is a single-level, community-based appeal system established under the Employment and Assistance Act. Ministry clients that are dissatisfied with the outcome of the ministry’s reconsideration decisions may appeal to the Employment and Assistance Appeal Tribunal. Costs may be recovered from ministries for activities described within this sub-vote.

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

VOTE DESCRIPTIONS

($000)

	Estimates 2025/26	Estimates 2026/27

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	1,010	1,010
Corporate Services	10,294	10,183
	11,304	11,193

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Social Development and Poverty Reduction, for executive direction of the ministry and administrative services for the operating programs of the ministry, and for the Parliamentary Secretary for Accessibility and the Parliamentary Secretary for Community Development and Non-Profits. This includes strategic and business planning, financial administration and budget management, certain human resource activites, asset and risk management, and facilities. This sub-vote provides for strategic planning, research, and development of accessibility legislation and associated initiatives, an Accessibility Directorate, and poverty reduction initiatives. This sub-vote also provides for corporate and community-based service delivery, including services provided by ministries and agencies on behalf of the ministry. Costs may be recovered from ministries, other levels of government, and parties external to government for activities described within this sub-vote.

VOTE 43 — MINISTRY OPERATIONS	5,705,485	5,976,762

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	181,796	183,996
Operating Costs	13,890	13,745
Government Transfers	5,808,231	6,077,453
Other Expenses	14,935	14,935
Internal Recoveries	(1,208)	(1,208)
External Recoveries	(312,159)	(312,159)
TOTAL OPERATING EXPENSES	5,705,485	5,976,762

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

The mission of the Ministry of Tourism, Arts, Culture and Sport is to promote people and communities across British Columbia that are vibrant and thriving, with a diversity of opportunities that enrich well-being and support a strong, sustainable economy. The ministry contributes to community and economic well-being by creating conditions for British Columbia’s tourism, arts, culture, sport, creative, and heritage sectors to thrive.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATION
Vote 44 — Ministry Operations	185,364	183,761

STATUTORY APPROPRIATIONS
BC Arts and Culture Endowment Special Account	4,230	4,230
Physical Fitness and Amateur Sports Fund Special Account	1,200	1,200

OPERATING EXPENSES	190,794	189,191
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	600	600
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.

[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.

[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Tourism Sector Strategy	26,026	41,609	(15,597)	26,012
Arts and Culture	41,437	179,702	(138,587)	41,115
Sport and Creative Sector	27,134	42,687	(15,736)	26,951
Transfers to Crown Corporations and Agencies	88,432	87,464	—	87,464
Executive and Support Services	2,335	2,221	(2)	2,219
BC Arts and Culture Endowment Special Account	4,230	4,230	—	4,230
Physical Fitness and Amateur Sports Fund Special Account	1,200	1,200	—	1,200
TOTAL OPERATING EXPENSES	190,794	359,113	(169,922)	189,191

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Tourism Sector Strategy	600	600	—	600
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	600	600	—	600

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 44 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Tourism Sector Strategy, Arts and Culture, Sport and Creative Sector, Transfers to Crown Corporations and Agencies, and Executive and Support Services.

TOURISM SECTOR STRATEGY

Voted Appropriation
Tourism Sector Strategy	26,026	26,012

Voted Appropriation Description: This sub-vote provides for the strategy, development, and implementation of provincial plans, policies, programs, and legislation related to tourism and/or the tourism industry in British Columbia; resort development; heritage property management; and emergency response and recovery. Costs may be recovered from ministries, Crown corporations and agencies, other levels of government, external organizations, and individuals for activities described within this sub-vote.

ARTS AND CULTURE

Voted Appropriations
Arts and Culture	38,982	38,673
Community Gaming Grants	2,455	2,442
	41,437	41,115

Voted Appropriations Description: This sub-vote provides for arts and cultural policy, programs, and sector grants under the Arts Council Act, administration of the BC150 Cultural Fund and Arts Legacy Fund sub-accounts held under the BC Arts and Culture Endowment special account; and the administration of community gaming grants under the Gaming Control Act by the manager of community gaming grants, as well as the distribution of gaming proceeds through community gaming grants. Costs may be recovered from special accounts, ministries, Crown corporations and agencies, other levels of government, external organizations, and individuals for activities described within this sub-vote.

SPORT AND CREATIVE SECTOR

Voted Appropriations
Sport	23,481	23,298
Creative Sector	3,653	3,653
	27,134	26,951

Voted Appropriations Description: This sub-vote provides for support and funding for sport, physical activity, assistance to improve sport and physical activity infrastructure, local hosting of events, and the administration of the Physical Fitness and Amateur Sports Fund. This sub-vote also provides for the Office of the Athletic Commissioner. This sub-vote also provides for the support and promotion of British Columbia’s creative economy and industries. Costs may be recovered from special accounts, ministries, Crown corporations and agencies, other levels of government, external organizations, licensees, and individuals for activities described within this sub-vote.

TRANSFERS TO CROWN CORPORATIONS AND AGENCIES

Voted Appropriations
BC Games Society	2,242	2,242
B.C. Pavilion Corporation	9,897	9,929
Destination BC Corp	56,431	55,431
Knowledge Network Corporation	6,611	6,611
Royal British Columbia Museum	13,251	13,251
	88,432	87,464

Voted Appropriations Description: This sub-vote provides for transfers to Crown corporations and agencies including BC Games Society, B.C. Pavilion Corporation, Destination BC Corp., Knowledge Network Corporation, and Royal British Columbia Museum.

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

VOTE DESCRIPTIONS

($000)

	Estimates 2025/26	Estimates 2026/27

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	914	856
Corporate Services	1,421	1,363
	2,335	2,219

Voted Appropriations Description: This sub-vote provides for the offices for the Minister of Tourism, Arts, Culture and Sport. This sub-vote also provides for executive direction of the Ministry of Tourism, Arts, Culture and Sport; and administrative services for the operating programs of the Ministry of Tourism, Arts, Culture and Sport, including financial administration and budget coordination, strategic and business planning and reporting, certain human resource activities, office management, accommodation, and information systems, some of which are provided by the Ministry of Jobs and Economic Growth and the Ministry of Housing and Municipal Affairs. Costs may be recovered from ministries, Crown corporations and agencies, and parties external to government for activities described within this sub-vote.

VOTE 44 — MINISTRY OPERATIONS	185,364	183,761

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

STATUTORY DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: BC Arts and Culture Endowment and Physical Fitness and Amateur Sports Fund.

BC ARTS AND CULTURE ENDOWMENT

Statutory Appropriation
BC Arts and Culture Endowment special account	4,230	4,230

Statutory Appropriation Description: This statutory appropriation provides for the BC Arts and Culture Endowment special account which is governed under the Special Accounts Appropriation and Control Act.

PHYSICAL FITNESS AND AMATEUR SPORTS FUND

Statutory Appropriation
Physical Fitness and Amateur Sports Fund	1,200	1,200

Statutory Appropriation Description: This statutory appropriation provides for the Physical Fitness and Amateur Sports Fund which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	21,813	22,012
Operating Costs	2,293	2,119
Government Transfers	311,954	334,961
Other Expenses	27	27
Internal Recoveries	(6)	(6)
External Recoveries	(145,287)	(169,922)
TOTAL OPERATING EXPENSES	190,794	189,191

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

BC ARTS AND CULTURE ENDOWMENT SPECIAL ACCOUNT

This account was established as a special account under the Special Accounts Appropriation and Control Act in 2008. This account contains two sub-accounts, the BC150 Cultural Fund and the Arts Legacy Fund. The BC150 Cultural Fund sub-account operates as an endowment fund with a restricted balance of $150 million which is not permitted to be spent. This sub-account will provide support for arts and culture in British Columbia as recommended by the British Columbia Arts Council. The Arts Legacy Fund sub-account also operates as an endowment fund with a restricted balance of $20 million which is not permitted to be spent. Expenses consist of government grants to organizations and artists to support the creation, development, or presentation of works of art at events or venues the minister considers will provide significant exposure to those works of art. Interest or earnings paid on the sub-accounts will be credited to the sub-accounts as revenue.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	13,910	14,510
OPERATING TRANSACTIONS
Revenue	4,830	4,830
Expense	(4,230)	(4,230)
Net Revenue (Expense)	600	600

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	14,510	15,110

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

PHYSICAL FITNESS AND AMATEUR SPORTS FUND

This account was originally created as a fund under the Revenue Surplus Appropriation Act in 1969, continued under the Funds Control Act in 1979, and changed to a special account under the Special Accounts Appropriation and Control Act in 1988. The endowment fund has a restricted balance of $42.5 million which is not permitted to be spent. The account promotes the physical fitness of residents of the province and their participation in amateur sport. Interest earned on the account balance is credited to the account as revenue. Expenses consist of government transfers to physical fitness and amateur sports projects, groups and organizations, and awards to individuals. Administration costs are provided through the Ministry Operations Vote.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	2,594	2,594
OPERATING TRANSACTIONS
Revenue	1,200	1,200
Expense	(1,200)	(1,200)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	2,594	2,594

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates 2025/26	Estimates 2026/27

TOURISM SECTOR STRATEGY

TOURISM DEVELOPMENT — Disbursements represent expenditures for preparing land development plans, survey costs, and costs of developing land for sale and tenure disposition to resort developers. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	600	600
Receipts	—	—
Net Cash Requirement (Source)	600	600

MINISTRY OF TRANSPORTATION AND TRANSIT

The mission of the Ministry of Transportation and Transit is to create an integrated and safe transportation network that incorporates all modes of transport, reflects regional priorities, and provides a strong foundation for economic growth; and to maintain and improve the provincial highway system, ensuring the safe and efficient movement of people and goods provincially, nationally, and internationally.

MINISTRY SUMMARY

($000)

	Estimates 2025/26[1]	Estimates 2026/27
VOTED APPROPRIATION
Vote 45 — Ministry Operations	1,177,353	1,196,576

OPERATING EXPENSES	1,177,353	1,196,576
CAPITAL EXPENDITURES [2]	3,135	3,135
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.

[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.

[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF TRANSPORTATION AND TRANSIT

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Transportation and Infrastructure Improvements	27,764	3,134,668	(3,110,068)	24,600
Public Transportation	395,630	2,633,197	(2,226,342)	406,855
Highway Operations	733,070	860,588	(115,295)	745,293
Commercial Transportation Regulation	1,969	13,021	(11,130)	1,891
Executive and Support Services	18,920	28,604	(10,667)	17,937
TOTAL OPERATING EXPENSES	1,177,353	6,670,078	(5,473,502)	1,196,576

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Highway Operations	3,135	3,135	—	3,135
TOTAL	3,135	3,135	—	3,135

MINISTRY OF TRANSPORTATION AND TRANSIT

VOTE DESCRIPTIONS

 ($000)

Estimates 2025/26	Estimates 2026/27

VOTE 45 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Transportation and Infrastructure Improvements, Public Transportation, Highway Operations, Commercial Transportation Regulation, and Executive and Support Services.

TRANSPORTATION AND INFRASTRUCTURE IMPROVEMENTS

Voted Appropriations
Transportation Policy and Programs	24,473	21,621
Transportation Investments	1	1
Partnerships	1	1
Port and Airport Development	2,862	2,712
Enhancing Economic Development	427	265
	27,764	24,600

Voted Appropriations Description: This sub-vote provides for Transportation Policy and Programs, Transportation Investments, Partnerships, Port and Airport Development, and Enhancing Economic Development. Major activities include transportation and corporate policy, cross-government initiatives, the development of legislation, and integrated multi-modal transportation planning; capital program development and monitoring; integrated multi-modal corridor investment strategies; quality management; access management; direction and management of projects; engineering, design, survey, construction, reconstruction, and land and property acquisition for provincial transportation assets, transit-oriented developments, and infrastructure; asset preservation, including roads and bridges; surfacing, rehabilitation, replacement, seismic retrofit, and safety improvements; rehabilitation of ferries and ferry landings; electrical installations and upgrades; minor roadwork; development and monitoring of public-private partnerships; land base and property management, including port and airport Land Act and other tenures; and managing funding to communities to build and improve infrastructure that contributes to their sustainable development. This sub-vote also provides for transfers to other parties to support transportation initiatives. Costs may be recovered from ministries, the BC Transportation Financing Authority and other Crown corporations, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

PUBLIC TRANSPORTATION

Voted Appropriations	187,716	198,941
Public Transit	207,914	207,914
Coastal Ferry Services	395,630	406,855

Voted Appropriations Description: This sub-vote provides for annual government contributions and payments towards Public Transit and Coastal Ferry Services, including costs incurred for providing public passenger and transportation services in, and between, various communities throughout the province. This sub-vote also includes provincial investments in transit capital infrastructure, transit-oriented development and operating expenses. Costs may be recovered from ministries, the BC Transportation Financing Authority and other Crown corporations, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

HIGHWAY OPERATIONS

Voted Appropriations
Maintenance and Operations	672,111	684,474
Commercial Vehicle Safety and Enforcement	30,938	30,874
Inland Ferries	30,021	29,945
	733,070	745,293

Voted Appropriations Description: This sub-vote provides for Maintenance and Operations, Commercial Vehicle Safety and Enforcement, and Inland Ferries. Major activities include regional, district, and headquarters operations support; avalanche control; rock slope stabilization; traffic operations; development approvals; engineering; inspection station operations; the development, administration, and enforcement of commercial transport road safety programs and vehicle inspection and standards programs, truck licensing programs, passenger transportation services and operations; payments for maintenance of highways, roads, bridge structures, ferries, and tunnels; payments for pavement marking, electrical maintenance, and performance payments; the operation and maintenance of inland ferries and terminals and related infrastructure; and transfers to other parties. Costs may be recovered from ministries, the BC Transportation Financing Authority and other Crown corporations, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

MINISTRY OF TRANSPORTATION AND TRANSIT

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

COMMERCIAL TRANSPORTATION REGULATION

Voted Appropriations
Container Trucking Commissioner	1	1
Passenger Transportation Branch	1,968	1,890
	1,969	1,891

Voted Appropriations Description: This sub-vote provides for the offices of the Container Trucking Commissioner and Passenger Transportation Branch and for costs associated with the administration of the Container Trucking Act and the Passenger Transportation Act. The Container Trucking Commissioner issues, audits, and enforces container trucking licences, sets container trucking rates, oversees key drayage industry activities, and facilitates ongoing policy and regulatory review. The Passenger Transportation Branch verifies safety requirements, conducts investigations, when required, and in cooperation with other programs and agencies, provides overall provincial coordination and direction for enforcement and compliance activities against both licensed and unlicensed operators. The Registrar of Passenger Transportation reviews and approves applications for passenger transportation operations, such as sightseeing buses and hotel and airport shuttles, which are not adjudicated by the Passenger Transportation Board. This sub-vote also provides for transfers to other parties to support accessible passenger transportation programs. Costs may be recovered from ministries, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	1,251	1,251
Corporate Services	17,669	16,686
	18,920	17,937

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Transportation and Transit and the Parliamentary Secretary for Transit; the deputy minister’s office; and services to support program delivery, including finance, administration, service planning and performance measurement, information technology and management, oversight of Crown corporations, and facilities management. Costs may be recovered from ministries, the BC Transportation Financing Authority and other Crown corporations, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

VOTE 45 — MINISTRY OPERATIONS	1,177,353	1,196,576

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	177,753	176,185
Operating Costs	6,089,600	5,858,837
Government Transfers	671,594	646,846
Other Expenses	622	889
Internal Recoveries	(12,679)	(12,679)
External Recoveries	(5,749,537)	(5,473,502)
TOTAL OPERATING EXPENSES	1,177,353	1,196,576

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

The mission of the Ministry of Water, Land and Resource Stewardship is to integrate water, land, and natural resource management, including objective setting for fish, wildlife, water, land and marine environments, effectively managing cumulative effects, and advancing reconciliation, environmental sustainability, and economic growth.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATION
Vote 46 — Ministry Operations	196,931	201,199

STATUTORY APPROPRIATION
Crown Land Special Account	500	500

OPERATING EXPENSES	197,431	201,699
CAPITAL EXPENDITURES [2]	333	333
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	6,382	6,382
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Land Use Planning and Cumulative Effects	30,509	32,445	(1,891)	30,554
Resource Stewardship	45,930	45,109	(936)	44,173
Water, Fisheries and Coast	22,305	83,994	(60,263)	23,731
Reconciliation, Lands, Policy and Data	31,619	33,406	(1,837)	31,569
Permitting Transformation	44,528	49,961	(2)	49,959
Executive and Support Services	22,040	21,215	(2)	21,213
Crown Land Special Account	500	123,710	(123,210)	500
TOTAL OPERATING EXPENSES	197,431	389,840	(188,141)	201,699

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	333	333	—	333
TOTAL	333	333	—	333

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Reconciliation, Lands, Policy and Data	6,382	6,382	—	6,382
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	6,382	6,382	—	6,382

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	Net	Disbursements	Receipts	Net
Core Business
Resource Stewardship	—	6,500	(6,500)	—
TOTAL REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	6,500	(6,500)	—

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 46 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Land Use Planning and Cumulative Effects; Resource Stewardship; Water, Fisheries and Coast; Reconciliation, Lands, Policy and Data; Permitting Transformation; and Executive and Support Services.

LAND USE PLANNING AND CUMULATIVE EFFECTS

Voted Appropriation
Land Use Planning and Cumulative Effects	30,509	30,554

Voted Appropriation Description: This sub-vote provides for land use planning and cumulative effects management activities and initiatives, including strategic land use and watershed planning initiatives; objective setting, and operations; and promoting First Nation partnerships, and public and stakeholder awareness and understanding of natural resource management. This sub-vote also provides for land, water, and resource stewardship agreements and land use planning agreements; leadership and support of First Nation initiatives and forums; and the operation of regional offices that support the delivery of activities related to this vote and provide client assistance with access to natural resource organizations. Costs may be recovered from ministries, other entities within government, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

RESOURCE STEWARDSHIP

Voted Appropriation
Resource Stewardship	45,930	44,173

Voted Appropriation Description: This sub-vote provides for biodiversity and ecosystem stewardship activities, including legislation, policies, management, governance frameworks, protection, restoration, inventorying, enhancing, maintaining, and practices in relation to freshwater fish, wildlife and habitat, invasive species, ecosystems, biodiversity, and species at risk recovery; supporting and leading research, science, and threat abatement programs to support conservation, management, and protection of all natural resource values; supporting and leading outreach programs to integrate natural resource management into industry; acquisition, collection, recording, management, interpretation, standardization, and coordination of natural resource related inventories and data within the ministry and from other ministries; and effectiveness monitoring and reporting on activities and outcomes related to this sub-vote. This sub-vote also provides for the management of wildlife resources, including the allocation of wildlife, as well as the legislation, policies, and practices supporting sustainable management of fish and wildlife, including hunting, angling, and trapping; and non-consumptive recreational activities. Costs may be recovered from ministries, other entities within government, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

WATER, FISHERIES AND COAST

Voted Appropriation
Water, Fisheries and Coast	22,305	23,731

Voted Appropriation Description: This sub-vote provides for the management and protection of the province’s surface and ground water and ecosystems, and aquatic resource stewardship activities, including legislation, policies, planning, management, governance frameworks, protection, restoration, inventorying, enhancing, maintaining, and practices in relation to the conservation and management of aquatic biodiversity, fish species and their habitats, aquatic invasive species, and aquatic ecosystems; the management of fish resources, including the allocation of fish; the management of water resources, including water rental remissions; river forecasts; water use regulation, planning, and licensing; dam and dike safety; regional dam and dike safety and regulation; regional drought and flood management; supporting and leading research, science, and threat abatement programs to support conservation, management, and protection of all aquatic natural resource values, such as the aquatic invasive species defence program; aquatic species at risk recovery; supporting and leading outreach programs to integrate water management into industry, municipal, and regional planning and development programs; promoting First Nation partnerships, and public and stakeholder awareness and understanding of the state and wise use of water; acquisition, collection, recording, management, interpretation, standardization, and coordination of water and natural resource related inventories and data within the ministry and from other ministries; and transboundary waters management. This sub-vote also provides for coastal and marine planning and policy; fisheries, seafood and aquaculture related activities, including planning, establishing, and ensuring program compliance with federal-provincial agreements and legislation related to a competitive and profitable fishery and aquaculture sector; and legislation, planning, policy, and regulatory development. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, licensees, and individuals for activities described within this sub-vote.

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

VOTE DESCRIPTIONS

($000)

	Estimates 2025/26	Estimates 2026/27
RECONCILIATION, LANDS, POLICY AND DATA

Voted Appropriation
Reconciliation, Lands, Policy and Data	31,619	31,569

Voted Appropriation Description: This sub-vote provides for leadership and support in areas of strategic and cross-sector policy, including legislation, and policy development; leadership and support in areas related to natural resource sector commitments to reconciliation, including developing policy, guidance, and procedures to meet legal obligations and enhance First Nation participation in land and marine environment management and the natural resource economy. This sub-vote also provides for activities supporting the negotiation, closing and bringing into effect of land-related agreements with First Nations. This sub-vote also provides for Crown land policy and legislation, including maintaining the Crown Land Registry; off-road vehicle program management; Crown land allocation, including the management of development projects; remediation of contaminated sites on Crown land and other lands that affect provincial interests; and directly-related accommodation to First Nations resulting from the disposal of Crown land or other related property. This sub-vote provides for corporate governance, planning, and management for information and data services that support natural resource ministries, including leadership in geospatial information, base mapping, and environmental data management. This sub-vote also provides for acquisition and creation of provincial resource and base-mapping information and geospatial services; leadership, services, advice, and support in relation to digital services of information management/information technology and business processes; library services to the natural resource sector; development of environmental information and related information management systems both internal and external to the ministry; and the acquisition, management, coordination and interpretation of natural resource related data and information that support the assessment of species and ecosystems. Costs may be recovered from ministries, other entities within government, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

PERMITTING TRANSFORMATION

Voted Appropriation
Permitting Transformation	44,528	49,959

Voted Appropriation Description: This sub-vote provides for licensing, permitting, administration, and other operational activities in relation to lands, water, soil, mining resources, and recreation; hunting, angling, and trapping; ministry and sector authorizations and business innovation activities; policy and legislative development; coordination and change management activities; program evaluation; and consultation and accommodation of First Nations. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	967	967
Corporate Services	21,073	20,246
	22,040	21,213

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Water, Land and Resource Stewardship; executive and executive support, including the deputy minister’s office, corporate administration, and executive direction to the ministry; finance, certain human resource activities, asset and infrastructure, information and privacy, legislation, and initiatives; legal and litigation support services; and corporate services provided to other natural resource ministries. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 46 — MINISTRY OPERATIONS	196,931	201,199

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

STATUTORY DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: Crown Land.

CROWN LAND

Statutory Appropriation
Crown Land special account	500	500

Statutory Appropriation Description: This statutory appropriation provides for the Crown Land special account which is governed under the Ministry of Lands, Parks and Housing Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	167,418	173,012
Operating Costs	44,631	43,463
Government Transfers	122,560	148,589
Other Expenses	51,415	51,415
Internal Recoveries	(26,639)	(26,639)
External Recoveries	(161,954)	(188,141)
TOTAL OPERATING EXPENSES	197,431	201,699

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

SPECIAL ACCOUNTS1

($000)

Estimates 2025/26	Estimates 2026/27

CROWN LAND SPECIAL ACCOUNT

This account was originally created as a fund by authority of section 7 of the Department of Housing Act in 1973, was replaced by the Crown Land Fund in 1979 pursuant to the Ministry of Lands, Parks and Housing Act, was changed to a special account under the Special Appropriations Act in 1982, and provisions were modified under the Special Accounts Appropriation and Control Act in 1988. Revenues include land sales, exchanges, tenures, royalties, interest, rental income, and fees. Costs of development include costs directly associated with the acquisition and development of Crown land for sale or tenure and costs incurred for the accommodation of First Nation interests directly related to the sale in fee simple, rental, lease, or exchange of Crown lands. Expenses include costs for Crown land clean-up and servicing. This special account also provides Free Crown Grants and Nominal Rent Tenures of land at less than fair market value. In accordance with generally accepted accounting principles, upon disposition Free Crown Grants are expensed at net book value if no consideration is received or are expensed at fair market value if a consideration is received, and Nominal Rent Tenures are expensed at fair market value. As Crown land is shown on the balance sheet as the nominal value of $1, the revaluation of Crown land to fair market value is shown as a recovery against the expenses. Financing transaction receipts represent repayment of outstanding loans and deposits made on pending sales.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	50,000	50,000
OPERATING TRANSACTIONS
CROWN LAND
Revenue	100,143	98,009
Less: Cost of Development	(888)	(2,567)
	99,255	95,442
Expense	(500)	(500)
Net Revenue (Expense)	98,755	94,942

FREE CROWN GRANTS AND NOMINAL RENT TENURES[3]
Expense:[4]
– Ministry of Attorney General	(1)	(1)
– Ministry of Education and Child Care	(1)	(1)
– Ministry of Environment and Parks	(1)	(1)
– Ministry of Forests	(5,361)	(206)
– Ministry of Health	(1)	(1)
– Ministry of Housing and Municipal Affairs	(3,750)	(4,537)
- Ministry of Infrastructure	(1)	(1)
– Ministry of Jobs and Economic Growth	(1)	(1)
– Ministry of Post-Secondary Education and Future Skills	(1)	(1)
– Ministry of Social Development and Poverty Reduction	(1)	(1)
– Ministry of Transportation and Transit	(149)	(149)
– Renewal of Nominal Rent Tenures	(85,343)	(115,740)
– First Nations Contingency	(2,569)	(2,569)
– Contingency	(1)	(1)
Total Expense	(97,181)	(123,210)
Internal and External Recoveries	97,181	123,210
Net Revenue (Expense)	—	—

Transfer from (to) the General Fund	(98,755)	(94,942)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	50,000	50,000

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2025/26 is based on the 2024/25 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.
[3]	Expenses and recoveries reflect the net difference between the fair market value and book value of Crown land granted free or leased for a nominal fee.
[4]	The amounts shown reflect the projected value of free Crown grants to be issued on behalf of the individual ministries shown, and the anticipated value of nominal rent tenures to be renewed in the 2026/27 fiscal year. A Contingency amount has been added to reflect potential unanticipated requests.

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates 2025/26	Estimates 2026/27

RECONCILIATION, LANDS, POLICY AND DATA

CROWN LAND ADMINISTRATION — Disbursements represent expenditures for servicing, developing, tenuring, and disposing of Crown land. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	6,382	6,382
Receipts	—	—
Net Cash Requirement (Source)	6,382	6,382

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES BY CORE BUSINESS

($000)

Estimates 2025/26	Estimates 2026/27

RESOURCE STEWARDSHIP

HABITAT CONSERVATION TRUST — Disbursements are provided by the Province to the Habitat Conservation Trust Fund (HCTF) in respect of surcharges on hunting and angling licences collected on HCTF’s behalf under the Wildlife Act. Administration costs are funded through the ministry’s voted appropriations.

Disbursements	6,500	6,500
Receipts	(6,500)	(6,500)
Net Cash Requirement (Source)	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATION
Vote 47 — Management of Public Funds and Debt	2,762,120	3,797,749

OPERATING EXPENSES	2,762,120	3,797,749
CAPITAL EXPENDITURES [2]	—	—
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MANAGEMENT OF PUBLIC FUNDS AND DEBT

SUMMARY BY CORE BUSINESS

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Cost of Borrowing for Government Operating and Capital Funding	2,762,117	3,798,246	(500)	3,797,746
Cost of Borrowing for Relending to Government Bodies	1	2,426,600	(2,426,599)	1
Cost of Financial Agreements Entered into on Behalf of Government Bodies	1	1	—	1
Cost of Warehouse Borrowing Program	1	1	—	1
TOTAL OPERATING EXPENSES	2,762,120	6,224,848	(2,427,099)	3,797,749

MANAGEMENT OF PUBLIC FUNDS AND DEBT

VOTE DESCRIPTIONS

($000)

Estimates 2025/26	Estimates 2026/27

VOTE 47 — MANAGEMENT OF PUBLIC FUNDS AND DEBT

(Minister of Finance)

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Cost of Borrowing for Government Operating and Capital Funding, Cost of Borrowing for Relending to Government Bodies, Cost of Financial Agreements Entered into on Behalf of Government Bodies, and Cost of Warehouse Borrowing Program.

COST OF BORROWING FOR GOVERNMENT OPERATING AND CAPITAL FUNDING (NET OF RECOVERIES)

Voted Appropriation
Cost of Borrowing for Government Operating and Capital Funding	2,762,117	3,797,746

Voted Appropriation Description: This sub-vote provides for interest and all other costs, expenses, charges, and fees associated with debt arising from borrowings or other credit arrangements. These include amounts required to be paid in respect of related financial agreements (such as interest rate and currency swaps and forward rate agreements) and commodity derivatives, incurred or assumed by the government for operating purposes or capital funding purposes. This sub-vote also provides for the cost of cash-flow management of the Consolidated Revenue Fund, payment services resulting from borrowing activities, costs associated with business continuation planning in relation to debt management and banking and cash management functions, and management and administration of the rights and obligations of the government under agreements and other arrangements relating to government mortgages and other interests and investments. Recoveries from the use of financial agreements (such as interest rate and currency swaps and forward rate agreements) and commodity derivatives, and revenue earned from funds invested in matched book programs are offset against the related expenditure.

COST OF BORROWING FOR RELENDING TO GOVERNMENT BODIES (NET OF RECOVERIES)

Voted Appropriation
Cost of Borrowing for Relending to Government Bodies	1	1

Voted Appropriation Description: This sub-vote provides for interest and all other costs, expenses, charges, and fees associated with debt arising from borrowings or other credit arrangements, including amounts required to be paid in respect of related financial agreements (such as interest rate and currency swaps and forward rate agreements) incurred or assumed by the government for the purposes of the Fiscal Agency Loan program. Recoveries from the use of financial agreements (such as interest rate and currency swaps and forward rate agreements) are offset against the related expenditure and the remaining costs are fully recovered from government bodies or other authorized organizations.

COST OF FINANCIAL AGREEMENTS ENTERED INTO ON BEHALF OF GOVERNMENT BODIES (NET OF RECOVERIES)

Voted Appropriation
Cost of Financial Agreements Entered into on Behalf of Government Bodies	1	1

Voted Appropriation Description: This sub-vote provides for all costs, expenses, charges, and fees associated with, including amounts required to be paid in respect of, financial agreements (such as interest rate and currency swaps and forward rate agreements) entered into by the government with or on behalf of government bodies or other authorized organizations other than such agreements related to fiscal agency loans. This sub-vote also provides for all costs, expenses, charges, and fees associated with, including amounts to be paid in respect of, commodity derivatives entered into by the government with or on behalf of the government bodies or other authorized organizations. Recoveries from the use of financial agreements (such as interest rate and currency swaps and forward rate agreements) and commodity derivatives are offset against the related expenditure under those agreements or derivatives and the remaining costs are fully recovered from government bodies or authorized organizations.

MANAGEMENT OF PUBLIC FUNDS AND DEBT

VOTE DESCRIPTIONS

($000)

	Estimates 2025/26	Estimates 2026/27
COST OF WAREHOUSE BORROWING PROGRAM (NET OF RECOVERIES)

Voted Appropriation
Cost of Warehouse Borrowing Program	1	1

Voted Appropriation Description: This sub-vote provides for interest and all other costs, expenses, charges, and fees associated with debt issued in advance of requirements, including amounts required to be paid in respect of related financial agreements (such as interest rate and currency swaps and forward rate agreements). The debt is held in the program prior to allocation to a government purpose or for loans to a government body or other authorized organization. Interest and other earnings accrued from the investment of proceeds of borrowings while warehoused offset interest and other costs associated with those borrowings. Recoveries from the use of financial agreements (such as interest rate and currency swaps and forward rate agreements) are offset against the related interest expenditure.

VOTE 47 — MANAGEMENT OF PUBLIC FUNDS AND DEBT	2,762,120	3,797,749

GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Other Expenses	4,910,219	6,224,848
External Recoveries	(2,148,099)	(2,427,099)
TOTAL OPERATING EXPENSES	2,762,120	3,797,749

OTHER APPROPRIATIONS

SUMMARY

($000)

	Estimates	Estimates
	2025/26[1]	2026/27
VOTED APPROPRIATIONS
Vote 48 — Contingencies	4,000,000	5,000,000
Vote 49 — Capital Funding	7,258,544	6,153,166
Vote 50 — Commissions on Collection of Public Funds	1	1
Vote 51 — Allowances for Doubtful Revenue Accounts	1	1
Vote 52 — Tax Transfers	3,408,000	2,466,000
Vote 53 — Forest Practices Board	4,162	4,062

OPERATING EXPENSES	14,670,708	13,623,230
CAPITAL EXPENDITURES [2]	100,000	50,000
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2025/26 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2026/27 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

OTHER APPROPRIATIONS

SUMMARY BY VOTE

($000)

	2025/26	2026/27 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Voted Appropriations
Contingencies	4,000,000	5,000,001	(1)	5,000,000
Capital Funding	7,258,544	6,153,173	(7)	6,153,166
Commissions on Collection of Public Funds	1	92,042	(92,041)	1
Allowances for Doubtful Revenue Accounts	1	146,591	(146,590)	1
Tax Transfers	3,408,000	2,466,000	—	2,466,000
Forest Practices Board	4,162	4,064	(2)	4,062
TOTAL OPERATING EXPENSES	14,670,708	13,861,871	(238,641)	13,623,230

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Voted Appropriations
Contingencies	100,000	50,000	—	50,000
TOTAL	100,000	50,000	—	50,000

OTHER APPROPRIATIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 48 — CONTINGENCIES

(Minister of Finance)

This vote provides for additional funding for items budgeted in other votes to accommodate the financial consequences of unanticipated and contingent events. Unanticipated events include developments during the year that could not be reasonably anticipated when the budget was prepared. Contingent events include developments that could be anticipated but not with enough certainty to make a reasonable estimate of budget costs, or where final costs are dependent on a pending decision by government or another party. This vote also provides for ex gratia payments and the funding of new programs initiated during the fiscal year. Costs may be recovered from the federal government and other parties external to the provincial government for activities funded by this vote.

OPERATING EXPENSES
General Programs	4,000,000	5,000,000

CAPITAL EXPENDITURES
Project Reserves	100,000	50,000

VOTE 49 — CAPITAL FUNDING

(Minister of Housing and Municipal Affairs; Minister of Infrastructure;

Minister of Tourism, Arts, Culture and Sport; and Minister of Finance)

This vote provides for government transfers to government organizations as defined in the Budget Transparency and Accountability Act for the funding of capital expenditures, including the costs of land acquisition; new facility acquisition and construction; and existing facility renovation, improvement, and maintenance. Government transfers may only be made under this vote by the Minister of Housing and Municipal Affairs; the Minister of Infrastructure; and the Minister of Tourism, Arts, Culture and Sport to government organizations whose capital activities and expenditures fall within the respective portfolios of those ministers. The Minister of Finance may make government transfers under this vote to any government organization. The amount of this vote is allocated among responsible ministers as set out below. Treasury Board, by directive, may reallocate the amounts among responsible ministers to meet government priorities. Reallocation of these amounts may constitute a revision to the expected results for the ministers impacted, which must be made public within 90 days in accordance with the Balanced Budget and Ministerial Accountability Act. In addition to these allocations, the Minister of Finance has statutory authority to make capital grants to any government organization, and other votes may also provide for transfers to government organizations for the funding of capital expenditures. Costs may be recovered from other levels of government contributing to capital expenditures for which transfers may be made under this vote.

OPERATING EXPENSES
Schools (Minister of Infrastructure)	1,389,634	1,359,330
Health Facilities (Minister of Infrastructure)	3,997,516	3,019,184
Housing (Minister of Housing and Municipal Affairs)	688,425	791,983
Post-secondary Institutions (Minister of Infrastructure)	929,646	872,974
B.C. Pavilion Corporation (Minister of Tourism, Arts, Culture and Sport)	59,222	27,279
Royal British Columbia Museum (Minister of Infrastructure)	94,101	32,416
Other Capital Projects (Minister of Finance)	100,000	50,000
	7,258,544	6,153,166

OTHER APPROPRIATIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 50 — COMMISSIONS ON COLLECTION OF PUBLIC FUNDS

Minister of Agriculture and Food	Minister of Indigenous Relations and Reconciliation
Attorney General	Minister of Infrastructure
Minister of Children and Family Development	Minister of Jobs and Economic Growth
Minister of Citizens’ Services	Minister of Labour
Minister of Education and Child Care	Minister of Mining and Critical Minerals
Minister of Emergency Management and Climate Readiness	Minister of Post-Secondary Education and Future Skills
Minister of Energy and Climate Solutions	Minister of Public Safety and Solicitor General
Minister of Environment and Parks	Minister of Social Development and Poverty Reduction
Minister of Finance	Minister of Tourism, Arts, Culture and Sport
Minister of Forests	Minister of Transportation and Transit
Minister of Health	Minister of Water, Land and Resource Stewardship

Minister of Housing and Municipal Affairs

This vote provides for recognition of payments to, or amounts withheld by, parties on account of commissions and/or remunerations for services provided to the government relating to the administration, collection, and management of revenue and accounts owed to the government as authorized under various statutes/regulations. This vote also provides for collection costs incurred by the Minister of Finance and the Ministry of Attorney General. The fees and commissions are deducted from the gross amount of revenues and accounts collected on behalf of government by means of a recovery to the vote.

OPERATING EXPENSES
Ministry of Agriculture and Food	1	1
Ministry of Attorney General	6,080	6,350
Ministry of Children and Family Development	1	1
Ministry of Citizens’ Services	945	945
Ministry of Education and Child Care	1	1
Ministry of Emergency Management and Climate Readiness	1	1
Ministry of Energy and Climate Solutions	1	1
Ministry of Environment and Parks	1	1
Ministry of Finance	83,000	83,000
Ministry of Forests	366	366
Ministry of Health	2	2
Ministry of Housing and Municipal Affairs	2	2
Ministry of Indigenous Relations and Reconciliation	1	1
Ministry of Infrastructure	1	1
Ministry of Jobs and Economic Growth	1	1
Ministry of Labour	1	1
Ministry of Mining and Critical Minerals	1	1
Ministry of Post-Secondary Education and Future Skills	1	1
Ministry of Public Safety and Solicitor General	—	1
Ministry of Social Development and Poverty Reduction	480	480
Ministry of Tourism, Arts, Culture and Sport	1	1
Ministry of Transportation and Transit	1	1
Ministry of Water, Land and Resource Stewardship	881	881
Recoveries	(91,769)	(92,040)
	1	1

OTHER APPROPRIATIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 51 — ALLOWANCES FOR DOUBTFUL REVENUE ACCOUNTS

Minister of Agriculture and Food	Minister of Indigenous Relations and Reconciliation
Attorney General	Minister of Infrastructure
Minister of Children and Family Development	Minister of Jobs and Economic Growth
Minister of Citizens’ Services	Minister of Labour
Minister of Education and Child Care	Minister of Mining and Critical Minerals
Minister of Emergency Management and Climate Readiness	Minister of Post-Secondary Education and Future Skills
Minister of Energy and Climate Solutions	Minister of Public Safety and Solicitor General
Minister of Environment and Parks	Minister of Social Development and Poverty Reduction
Minister of Finance	Minister of Tourism, Arts, Culture and Sport
Minister of Forests	Minister of Transportation and Transit
Minister of Health	Minister of Water, Land and Resource Stewardship

Minister of Housing and Municipal Affairs

This vote provides for allowances for doubtful collection of revenue accounts owed to the government as authorized under various statutes/regulations. The allowances for doubtful collections of revenue accounts are deducted from gross revenues by means of a recovery to the vote.

OPERATING EXPENSES
Ministry of Agriculture and Food	1	1
Ministry of Attorney General	6,907	7,932
Ministry of Children and Family Development	50	50
Ministry of Citizens’ Services	2	2
Ministry of Education and Child Care	1	1
Ministry of Emergency Management and Climate Readiness	1	1
Ministry of Energy and Climate Solutions	1	1
Ministry of Environment and Parks	50	50
Ministry of Finance	82,814	120,400
Ministry of Forests	5,000	5,000
Ministry of Health	4,501	4,501
Ministry of Housing and Municipal Affairs	2	2
Ministry of Indigenous Relations and Reconciliation	1	1
Ministry of Infrastructure	1	1
Ministry of Jobs and Economic Growth	1	1
Ministry of Labour	1	1
Ministry of Mining and Critical Minerals	1	1
Ministry of Post-Secondary Education and Future Skills	1	1
Ministry of Public Safety and Solicitor General	—	1
Ministry of Social Development and Poverty Reduction	8,029	8,029
Ministry of Tourism, Arts, Culture and Sport	1	1
Ministry of Transportation and Transit	10	10
Ministry of Water, Land and Resource Stewardship	602	602
Recoveries	(107,977)	(146,589)
	1	1

OTHER APPROPRIATIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 52 — TAX TRANSFERS

(Minister of Finance)

This vote provides for payment of refundable tax credits under the Income Tax Act. The BC Family Bonus program included in Other Personal Income Tax Credits also incorporates amounts paid to the federal government for administering the program.

OPERATING EXPENSES
Climate Action Tax Credit	1,025,000	—
BC Family Benefit	582,000	520,000
Renters Tax Credit	206,000	232,000
Sales Tax Credit	45,000	42,000
Small Business Venture Capital Tax Credit	45,000	40,000
Other Personal Income Tax Credits	134,000	258,000
Film and Television Tax Credit	162,500	176,300
Production Services Tax Credit	861,800	751,300
Scientific Research and Experimental Development Tax Credit	121,300	150,300
Interactive Digital Media Tax Credit	141,300	162,500
Clean Buildings Tax Credit	1,000	1,000
Manufacturing and Processing Tax Credit	—	55,000
Other Corporate Income Tax Credits	83,100	77,600
	3,408,000	2,466,000

OTHER APPROPRIATIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2025/26	2026/27

VOTE 53 — FOREST PRACTICES BOARD

(Minister of Forests)

This vote provides for the operations of the Forest Practices Board, including independent audits and special investigations of forest and range practices, investigation of public complaints, and administrative appeals. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, and organizations for activities described within this vote.

OPERATING EXPENSES
Forest Practices Board	4,162	4,062

GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	2,776	2,776
Operating Costs	1,386	1,286
Government Transfers	10,666,544	8,619,166
Other Expenses	4,199,761	5,238,644
Internal Recoveries	(1)	(1)
External Recoveries	(199,758)	(238,641)
TOTAL OPERATING EXPENSES	14,670,708	13,623,230

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SCHEDULES

A	− General Fund Operating Expenses and Capital Expenditures Reconciliation − 2025/26

B	− General Fund Special Accounts Summary

C	− Financing Transactions − Capital Expenditures

D	− Financing Transactions − Loans, Investments and Other Requirements

E	− Financing Transactions − Revenue Collected for, and Transferred to, Other Entities

F	− Summary of Ministerial Accountability for Operating Expenses

G	− Estimated Consolidated Revenue Fund Operating Result

H	− Major Service Delivery Agencies Estimated Revenues and Expenses

I	− Estimated Taxpayer-supported Staff Utilization (FTEs)

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ESTIMATES, 26/27	211

GENERAL FUND	Schedule A
OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2025/26[1]

	Operating Expenses	Capital Expenditures
	($000)	($000)
Office of the Premier

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	18,450	3
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(638)	—
Transfer to Ministry of Finance
Ministry HR Services	(39)	—
Reassignment of staff and funding	(146)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	17,627	3

Agriculture and Food

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	142,977	853
Transfer from Ministry of Finance
July 2025 Government Reorganization	158	—
Transfer from Ministry of Public Safety and Solicitor General
July 2025 Government Reorganization	10,935	—
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(2,229)	—
Transfer to Ministry of Finance
Ministry HR Services (686)	(686)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	151,155	853

Attorney General

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	900,044	9,891
Transfer from Ministry of Finance
July 2025 Government Reorganization	523	—
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(26,141)	(275)
Transfer to Ministry of Finance
Ministry HR Services	(2,488)	—
Transfer to Ministry of Public Safety and Solicitor General
Reassignment of staff and funding	(284)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	871,654	9,616

Children and Family Development

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	2,442,836	2,230
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(34,528)	—
Transfer to Ministry of Finance
Ministry HR Services	(7,816)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	2,400,492	2,230

[1]	The transfers for the July, August and October 2025 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

212	ESTIMATES, 26/27

	GENERAL FUND	Schedule A
OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2025/26[1]

	Operating	Capital
	Expenses	Expenditures
	($000)	($000)
Citizens’ Services

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	705,355	329,287
Transfer from Ministry of Agriculture and Food
October 2025 Government Reorganization	2,229	—
Transfer from Ministry of Attorney General
October 2025 Government Reorganization	26,141	275
Transfer from Ministry of Children and Family Development
October 2025 Government Reorganization	34,528	—
Transfer from Ministry of Education and Child Care
October 2025 Government Reorganization	50,287	—
Transfer from Ministry of Emergency Management and Climate Readiness
October 2025 Government Reorganization	7,731	—
Transfer from Ministry of Energy and Climate Solutions
October 2025 Government Reorganization	4,392	—
Transfer from Ministry of Environment and Parks
October 2025 Government Reorganization	6,228	—
Transfer from Ministry of Finance
October 2025 Government Reorganization	49,037	—
Reassignment of funding	877	—
Transfer from Ministry of Forests
October 2025 Government Reorganization	11,589	—
Transfer from Ministry of Health
August 2025 Government Reorganization	8,102	—
October 2025 Government Reorganization	115,375	—
Transfer from Ministry of Housing and Municipal Affairs
October 2025 Government Reorganization	6,515	—
Transfer from Ministry of Indigenous Relations and Reconciliation
October 2025 Government Reorganization	705	—
Transfer from Ministry of Infrastructure
October 2025 Government Reorganization	764	—
Transfer from Ministry of Jobs and Economic Growth
October 2025 Government Reorganization	3,410	—
Transfer from Ministry of Labour
October 2025 Government Reorganization	1,642	—
Transfer from Ministry of Mining and Critical Minerals
October 2025 Government Reorganization	3,368	—
Transfer from Ministry of Post-Secondary Education and Future Skills
October 2025 Government Reorganization	4,600	—
Transfer from Ministry of Public Safety and Solicitor General
October 2025 Government Reorganization	17,838	—
Transfer from Ministry of Social Development and Poverty Reduction
October 2025 Government Reorganization	38,023	—
Transfer from Ministry of Tourism, Arts, Culture and Sport
October 2025 Government Reorganization	616	—
Transfer from Ministry of Transportation and Transit
October 2025 Government Reorganization	13,129	—
Transfer from Ministry of Water, Land and Resource Stewardship
October 2025 Government Reorganization	18,237	—
Transfer from Office of the Premier
October 2025 Government Reorganization	638	—
Transfer to Ministry of Finance
Ministry HR Services	(5,853)	—
Transfer to Ministry of Infrastructure
Real Property Division	(366,659)	(166,609)
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	758,844	162,953

[1]	The transfers for the July, August and October 2025 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

ESTIMATES, 26/27	213

GENERAL FUND	Schedule A
OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2025/26[1]

	Operating	Capital
	Expenses	Expenditures
	($000)	($000)
Education and Child Care

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	9,827,605	3
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(50,287)	—
Transfer to Ministry of Finance
Ministry HR Services	(2,320)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	9,774,998	3

Emergency Management and Climate Readiness

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	125,127	53
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(7,731)	—
Transfer to Ministry of Finance
Ministry HR Services	(1,594)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	115,802	53

Energy and Climate Solutions

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	112,095	3
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(4,392)	—
Transfer to Ministry of Finance
Ministry HR Services	(234)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	107,469	3

Environment and Parks

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	221,476	32,956
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(6,228)	—
Transfer to Ministry of Finance
Ministry HR Services	(1,389)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	213,859	32,956

[1]	The transfers for the July, August and October 2025 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

214	ESTIMATES, 26/27

	GENERAL FUND	Schedule A
OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2025/26[1]

	Operating	Capital
	Expenses	Expenditures
	($000)	($000)
Finance

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	1,533,864	310
Transfer from Ministry of Agriculture and Food
Ministry HR Services	686	—
Transfer from Ministry of Attorney General
Ministry HR Services	2,488	—
Transfer from Ministry of Children and Family Development
Ministry HR Services	7,816	—
Transfer from Ministry of Citizens’ Services
Ministry HR Services	5,853	—
Transfer from Ministry of Education and Child Care
Ministry HR Services	2,320	—
Transfer from Ministry of Emergency Management and Climate Readiness
Ministry HR Services	1,594	—
Transfer from Ministry of Energy and Climate Solutions
Ministry HR Services	234	—
Transfer from Ministry of Environment and Parks
Ministry HR Services	1,389	—
Transfer from Ministry of Forests
Ministry HR Services	5,172	—
Transfer from Ministry of Health
Ministry HR Services	4,049	—
Transfer from Ministry of Housing and Municipal Affairs
Ministry HR Services	852	—
Transfer from Ministry of Indigenous Relations and Reconciliation
Ministry HR Services	221	—
Transfer from Ministry of Infrastructure
Ministry HR Services	612	—
Transfer from Ministry of Jobs and Economic Growth
July 2025 Government Reorganization	6,361	—
Ministry HR Services	935	—
Transfer from Ministry of Labour
Ministry HR Services	143	—
Transfer from Ministry of Mining and Critical Minerals
Ministry HR Services	187	—
Transfer from Ministry of Post-Secondary Education and Future Skills
Ministry HR Services	1,461	—
Transfer from Ministry of Public Safety and Solicitor General
Ministry HR Services	4,529	—
Transfer from Ministry of Social Development and Poverty Reduction
Ministry HR Services	3,521	—
Transfer from Ministry of Tourism, Arts, Culture and Sport
Ministry HR Services	68	—
Transfer from Ministry of Transportation and Transit
Ministry HR Services	1,334	—
Transfer from Ministry of Water, Land and Resource Stewardship
Ministry HR Services	1,789	—
Transfer from Office of the Premier
Ministry HR Services	39	—
Reassignment of staff and funding	146	—
Transfer to Ministry of Agriculture and Food
July 2025 Government Reorganization	(158)	—
Transfer to Ministry of Attorney General
July 2025 Government Reorganization	(523)	—
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(49,037)	—
Reassignment of funding	(877)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	1,537,068	310

[1]	The transfers for the July, August and October 2025 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

ESTIMATES, 26/27	215

GENERAL FUND	Schedule A
OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2025/26[1]

	Operating Expenses	Capital Expenditures
	($000)	($000)
Forests

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	890,778	118,508
Transfer from Ministry of Jobs and Economic Growth
July 2025 Government Reorganization	20,366	—
Transfer from Ministry of Water, Land and Resource Stewardship
Reassignment of funding	3,861	—
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(11,589)	—
Transfer to Ministry of Finance
Ministry HR Services	(5,172)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	898,244	118,508

Health

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	35,144,178	30
Transfer to Ministry of Citizens’ Services
August 2025 Government Reorganization	(8,102)	—
October 2025 Government Reorganization	(115,375)	—
Transfer to Ministry of Finance
Ministry HR Services	(4,049)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	35,016,652	30

Housing and Municipal Affairs

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	1,541,971	1,816
Transfer from Ministry of Social Development and Poverty Reduction
Reassignment of staff and funding	87	—
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(6,515)	—
Transfer to Ministry of Finance
Ministry HR Services	(852)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	1,534,691	1,816

[1]	The transfers for the July, August and October 2025 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

216	ESTIMATES, 26/27

	GENERAL FUND	Schedule A
OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2025/26[1]

	Operating	Capital
	Expenses	Expenditures
	($000)	($000)
Indigenous Relations and Reconciliation

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	186,958	3
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(705)	—
Transfer to Ministry of Finance
Ministry HR Services	(221)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	186,032	3

Infrastructure

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	55,332	34,503
Transfer from Ministry of Citizens’ Services
Real Property Division	366,659	166,609
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(764)	—
Transfer to Ministry of Finance
Ministry HR Services	(612)	—
Transfer to Ministry of Post-Secondary Education and Future Skills
Reassignment of funding	(30)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	420,585	201,112

Jobs and Economic Growth (formerly Jobs, Economic Development and Innovation)

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	116,723	3
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(3,410)	—
Transfer to Ministry of Finance
July 2025 Government Reorganization	(6,361)	—
Ministry HR Services	(935)	—
Transfer to Ministry of Forests
July 2025 Government Reorganization	(20,366)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	85,651	3

Labour

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	25,986	3
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(1,642)	—
Transfer to Ministry of Finance
Ministry HR Services	(143)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	24,201	3

[1]	The transfers for the July, August and October 2025 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

ESTIMATES, 26/27	217

GENERAL FUND	Schedule A
OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2025/26[1]

	Operating	Capital
	Expenses	Expenditures
	($000)	($000)
Mining and Critical Minerals

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	61,012	548
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(3,368)	—
Transfer to Ministry of Finance
Ministry HR Services	(187)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	57,457	548

Post-Secondary Education and Future Skills

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	3,515,868	504
Transfer from Ministry of Infrastructure
Reassignment of funding	30	—
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(4,600)	—
Transfer to Ministry of Finance
Ministry HR Services	(1,461)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	3,509,837	504

Public Safety and Solicitor General

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	1,137,182	4,701
Transfer from Ministry of Attorney General
Reassignment of staff and funding	284	—
Transfer to Ministry of Agriculture and Food
July 2025 Government Reorganization	(10,935)	—
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(17,838)	—
Transfer to Ministry of Finance
Ministry HR Services	(4,529)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	1,104,164	4,701

Social Development and Poverty Reduction

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	5,747,116	1,854
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(38,023)	—
Transfer to Ministry of Finance
Ministry HR Services	(3,521)	—
Transfer to Ministry of Housing and Municipal Affairs
Reassignment of staff and funding	(87)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	5,705,485	1,854

[1]	The transfers for the July, August and October 2025 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

ESTIMATES, 26/27

GENERAL FUND	Schedule A
OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2025/26[1]

	Operating Expenses	Capital Expenditures
	($000)	($000)
Tourism, Arts, Culture and Sport

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	191,478	3
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(616)	—
Transfer to Ministry of Finance
Ministry HR Services	(68)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	190,794	3

Transportation and Transit

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	1,191,816	3,135
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(13,129)	—
Transfer to Ministry of Finance
Ministry HR Services	(1,334)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	1,177,353	3,135

Water, Land and Resource Stewardship

Total Operating Expenses and Capital Expenditures — 2025/26 Estimates	221,318	333
Transfer to Ministry of Citizens’ Services
October 2025 Government Reorganization	(18,237)	—
Transfer to Ministry of Finance
Ministry HR Services	(1,789)	—
Transfer to Ministry of Forests
Reassignment of funding	(3,861)	—
Total Operating Expenses and Capital Expenditures — 2025/26 Restated	197,431	333

All Special Offices, Ministries and Other Appropriations

Total Consolidated Revenue Fund Operating Expenses and Capital Expenditures — 2025/26 Estimates	83,729,000	653,158
Total Transfers from Special Offices, Ministries and Other Appropriations	882,703	166,884
Total Transfers to Special Offices, Ministries and Other Appropriations	(882,703)	(166,884)
Total General Fund Operating Expenses and Capital Expenditures — 2025/26 Restated	83,729,000	653,158

[1]	The transfers for the July, August and October 2025 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

ESTIMATES, 26/27

GENERAL FUND SPECIAL ACCOUNTS SUMMARY	Schedule B

(for the Fiscal Year Ending March 31, 2027)

($000)

	Spending			Transfer	Financing			Spending
	Authority			from (to)	Transactions		Working	Authority
	Available	Operating Transactions		General	Receipts	Capital	Capital	Available
	April 1, 2026	Revenue	Expense	Fund[2]	(Disbursements)	Expense	Adjustment[3]	March 31, 2027
Special Accounts[1]
BC Arts and Culture Endowment special account	14,510	4,830	(4,230)	—	—	—	—	15,110
BC Timber Sales Account	860,357	275,589	(267,506)	(60,000)	(88,748)	(43,716)	147,761	823,737
British Columbia Strategic Investments	400,000	—	(37,200)	—	(1)	—	—	362,799
British Columbia Training and Education Savings Program	412,513	9,704	(30,001)	—	—	—	—	392,216
Civil Forfeiture Account	22,210	—	(437)	—	—	—	6	21,779
Corrections Work Program Account	1,724	1,350	(781)	—	—	—	—	2,293
Criminal Asset Management Fund	2,733	—	—	—	—	—	—	2,733
Crown Land special account	50,000	95,442	(500)	(94,942)	—	—	—	50,000
First Citizens Fund	1,039	2,209	(2,209)	—	—	—	—	1,039
First Nations Clean Energy Business Fund special account	19,967	10,582	(10,582)	—	—	—	—	19,967
First Nations Equity Financing special account	10,000	—	—	—	—	—	—	10,000
Forest Stand Management Fund	17,236	—	—	—	—	—	—	17,236
Health Special Account	—	147,250	(147,250)	—	—	—	—	—
Housing Endowment Fund special account	94,483	12,884	(12,884)	—	—	—	—	94,483
Housing Priority Initiatives special account	1,401,662	480,843	(480,843)	—	—	—	—	1,401,662
Innovative Clean Energy Fund special account	10,487	7,500	(8,735)	—	—	—	—	9,252
Insurance and Risk Management Account	749,768	23,273	(6,303)	—	—	—	50	766,788
Long Term Disability Fund special account	989,483	95,935	(77,176)	—	—	—	—	1,008,242
Northern Development Fund	919	500	(500)	—	—	—	—	919
Park Enhancement Fund special account	25,443	19,300	(19,300)	—	—	(400)	—	25,043
Physical Fitness and Amateur Sports Fund	2,594	1,200	(1,200)	—	—	—	—	2,594
Production Insurance Account	22,196	64,125	(41,504)	—	—	—	—	44,817
Provincial Home Acquisition Wind Up special account	15,463	4	(10)	—	—	—	—	15,457
Public Guardian and Trustee Operating Account	21,481	12,482	(12,482)	—	—	(363)	371	21,489
Sustainable Environment Fund	17,251	29,190	(28,690)	—	—	—	—	17,751
Teachers Act Special Account	2,739	8,915	(9,174)	—	—	—	—	2,480
University Endowment Lands Administration Account	19,314	16,517	(16,517)	—	—	(6,117)	449	13,646
Victim Surcharge Special Account	24,928	12,000	(13,504)	—	—	—	—	23,424
	5,210,500	1,331,624	(1,229,518)	(154,942)	(88,749)	(50,596)	148,637	5,166,956

Transfers from Voted Appropriations to Special Accounts[4]
Long Term Disability Fund special account	—	(38,228)	38,228	—	—	—	—	—
Production Insurance Account	—	(20,295)	20,295	—	—	—	—	—
Public Guardian and Trustee Operating Account	—	(12,482)	12,482	—	—	—	—	—
	—	(71,005)	71,005	—	—	—	—	—

Total Special Accounts (net of transfers)	5,210,500	1,260,619	(1,158,513)	(154,942)	(88,749)	(50,596)	148,637	5,166,956

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	Transfers from (to) the General Fund consist of changes in statutory spending authority.
[3]	Working Capital Adjustments include those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.
[4]	Transfers from Voted Appropriations to Special Accounts are eliminated to establish the amount of special account expenses that require statutory appropriations. This net amount of special account expense is then deducted from total expenses in the determination of the Supply Act requirements.

ESTIMATES, 26/27

FINANCING TRANSACTIONS	Schedule C

CAPITAL EXPENDITURES

(for the Fiscal Year ending March 31, 2027)

($000)

The allocation of the total voted appropriations among special offices, ministries, and other appropriations is shown for information and planning purposes only. The amounts disclosed for Special Accounts are subject to the available spending authority within each account. Treasury Board may reallocate the total voted appropriations among special offices, ministries, and other appropriations. No reallocation may result in the total voted appropriations set out in this Schedule being exceeded.

					Net Cash
	Capital				Requirement
	Expenditures	P3 Liabilities	Disbursements	Receipts	(Source)
SUMMARY
Voted Appropriations	432,430	—	432,430	—	432,430
Special Accounts [1]	50,596	—	50,596	—	50,596
Service Delivery Agencies	13,180,716	(92)	13,180,624	(2,002,047)	11,178,577
Total	13,663,742	(92)	13,663,650	(2,002,047)	11,661,603

Legislative Assembly	12,591	—	12,591	—	12,591
Officers of the Legislature	1,069	—	1,069	—	1,069
Office of the Premier	3	—	3	—	3
Ministry of Agriculture and Food	922	—	922	—	922
Ministry of Attorney General	7,318	—	7,318	—	7,318
Ministry of Children and Family Development	2,230	—	2,230	—	2,230
Ministry of Citizens’ Services	142,581	—	142,581	—	142,581
Ministry of Education and Child Care	3	—	3	—	3
Ministry of Emergency Management and Climate Readiness	53	—	53	—	53
Ministry of Energy and Climate Solutions	3	—	3	—	3
Ministry of Environment and Parks	33,194	—	33,194	—	33,194
Ministry of Finance	180	—	180	—	180
Ministry of Forests	93,895	—	93,895	—	93,895
Ministry of Health	30	—	30	—	30
Ministry of Housing and Municipal Affairs	6,120	—	6,120	—	6,120
Ministry of Indigenous Relations and Reconciliation	3	—	3	—	3
Ministry of Infrastructure	122,001	—	122,001	—	122,001
Ministry of Jobs and Economic Growth	3	—	3	—	3
Ministry of Labour	3	—	3	—	3
Ministry of Mining and Critical Minerals	548	—	548	—	548
Ministry of Post-Secondary Education and Future Skills	504	—	504	—	504
Ministry of Public Safety and Solicitor General	4,447	—	4,447	—	4,447
Ministry of Social Development and Poverty Reduction	1,854	—	1,854	—	1,854
Ministry of Tourism, Arts, Culture and Sport	3	—	3	—	3
Ministry of Transportation and Transit	3,135	—	3,135	—	3,135
Ministry of Water, Land and Resource Stewardship	333	—	333	—	333
Project Reserves [2]	50,000	—	50,000	—	50,000
General Fund Total [3]	483,026	—	483,026	—	483,026

Health Facilities	3,795,904	(92)	3,795,812	(762,171)	3,033,641
Schools	1,502,607	—	1,502,607	(51,441)	1,451,166
Post-secondary Institutions	1,656,767	—	1,656,767	(225,716)	1,431,051
Transportation	5,116,320	—	5,116,320	(912,283)	4,204,037
Social Housing	913,949	—	913,949	(100)	913,849
Other	195,169	—	195,169	(50,336)	144,833
Service Delivery Agencies Total [4]	13,180,716	(92)	13,180,624	(2,002,047)	11,178,577
Total	13,663,742	(92)	13,663,650	(2,002,047)	11,661,603

[1]	The capital asset acquisitions of each special account are shown on the individual Special Account pages in the main section of the 2026/27 Estimates.
[2]	Administered by the Minister of Finance.
[3]	The allocation of the total voted appropriations among categories of capital expenditures is available in the Supplement to the Estimates.
[4]	Capital expenditures of service delivery agencies are disclosed for information purposes only.

ESTIMATES, 26/27

FINANCING TRANSACTIONS	Schedule D
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [1]
(for the Fiscal Year Ending March 31, 2027)
($000)

The allocation of the total voted disbursements among special offices, ministries, and other appropriations, or among categories of loans, investments and other requirements, is shown for information and planning purposes only. The amounts disclosed for Special Accounts are subject to the available spending authority within each account. Treasury Board may reallocate the total voted disbursements among special offices, ministries, and other appropriations. No reallocation may result in the total voted disbursements set out in this Schedule being exceeded.

			Net Cash
			Requirement
	Receipts	Disbursements	(Source)
SUMMARY
Voted Appropriations	(262,632)	1,018,983	756,351
Special Accounts	—	88,749	88,749
Service Delivery Agencies	—	1,251,000	1,251,000
Total	(262,632)	2,358,732	2,096,100

Ministry of Children and Family Development
Human Services Providers Financing Program — Repayments of outstanding loans	(31)	—	(31)
Ministry of Energy and Climate Solutions
Greenhouse Gas Emissions Offset — Purchase of greenhouse gas emissions offsets	—	10,000	10,000
Ministry of Finance
International Fuel Tax Agreement (Motor Fuel Tax Act) — Moneys collected for, and transferred to, other jurisdictions	(18,500)	8,500	(10,000)
Land Tax Deferment Act — Repayments of outstanding loans and payments to local governments for property taxes	(120,000)	505,000	385,000
Local Government Act — Repayments of outstanding loans and payments of new loans to Improvement Districts by the Province to purchase capital assets	(2,000)	2,000	—
Reconstruction Loan Portfolio — Repayments of outstanding loans and payments of new loans	(1,500)	—	(1,500)
StudentAid BC Loan Program — Repayments of outstanding loans and payments of new loans	(120,000)	432,300	312,300
Ministry of Forests
BC Timber Sales Account Special Account — Development of timber for sale in future years	—	88,748	88,748
Ministry of Indigenous Relations and Reconciliation
Land Transfers — Acquisition of land and other assets for future final agreements	—	50,000	50,000
Ministry of Infrastructure
Real Estate Development — Development and disposal of strategic infrastructure projects	(1)	1	—
Strategic Real Estate Services — Development and sale of surplus properties/buildings	(600)	4,200	3,600
Ministry of Jobs and Economic Growth
British Columbia Strategic Investments Special Account — Strategic investments on provincial priority projects and activities	—	1	1
Ministry of Tourism, Arts, Culture and Sport
Tourism Development — Development of land for sale in future years	—	600	600
Ministry of Water, Land and Resource Stewardship
Crown Land Administration — Development of land for sale in future years	—	6,382	6,382
General Fund Total	(262,632)	1,107,732	845,100
Service Delivery Agencies [2]	—	1,251,000	1,251,000
Total	(262,632)	2,358,732	2,096,100

[1]	Further information on these financing transactions is included in the relevant ministry section of the Estimates.
[2]	The total net cash requirement (source) for service delivery agency financing transactions is disclosed for information purposes only.

ESTIMATES, 26/27

FINANCING TRANSACTIONS	Schedule E

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES 1

(for the Fiscal Year Ending March 31, 2027)

($000)

The estimated total voted disbursements among special offices, ministries, and other appropriations for revenue collected for, and transferred to, other entities are shown in the schedule below. Actual disbursements may vary depending on the amount of receipts in each program area and may exceed the estimated amounts to the extent authorized by other appropriations.

			Net Cash
			Requirements
	Receipts	Disbursements	(Source)
Ministry of Energy and Climate Solutions

British Columbia Energy Regulator	(55,880)	55,880	─

Ministry of Finance

BC Transit	(18,000)	18,000	─

BC Transportation Financing Authority	(468,500)	468,500	─

Cowichan Tribes	(5,027)	5,027	─

Municipalities or Eligible Entities	(188,000)	188,000	─

Rural Areas	(600,000)	600,000	─

South Coast British Columbia Transportation Authority	(409,000)	409,000	─

Ministry of Indigenous Relations and Reconciliation

British Columbia First Nations Gaming Revenue Sharing Limited Partnership	(97,000)	97,000	─

Ministry of Water, Land and Resource Stewardship

Habitat Conservation Trust	(6,500)	6,500	─

General Fund Total	(1,847,907)	1,847,907	─

[1]	Further information on these financing transactions is included in the relevant ministry section of the Estimates.

ESTIMATES, 26/27

SUMMARY OF MINISTERIAL ACCOUNTABILITY FOR OPERATING EXPENSES	Schedule F

(for the Fiscal Year Ending March 31, 2027)

($000)

Under section 3 of the Balanced Budget and Ministerial Accountability Act (BBMAA), each member of the Executive Council has 10 per cent of their salary held back, and restoration of a minister’s holdback is contingent on that minister achieving individual goals as set out in section 5. For each minister with responsibility for operating expenses arising from a voted appropriation as accounted for in the Consolidated Revenue Fund, section 5(1) stipulates actual results for the year must not exceed the estimated amounts for that fiscal year.

In the table below, the “Minister Responsible” column lists the ministers with BBMAA section 5(1) assigned responsibilities. The “Voted Appropriations in the 2026/27 Estimates” column shows the voted appropriations for which those ministers are responsible. The “Voted Appropriation Operating Expenses (net)” and “2026/27 Estimated Amount” columns show the dollar amounts of operating expenses (net) and estimated amounts allocated to ministers in the 2026/27 Estimates.

		Voted Appropriation	2026/27
		Operating	Estimated
Minister Responsible	Voted Appropriations in 2026/27 Estimates	Expenses (net)	Amount
Premier	Office of the Premier	15,334	15,334

Minister of Agriculture and Food	Ministry of Agriculture and Food	113,512	113,512

Attorney General	Ministry of Attorney General	896,978	896,978

Minister of Children and Family Development	Ministry of Children and Family Development	2,711,928	2,711,928

Minister of Citizens’ Services	Ministry of Citizens’ Services	741,339	741,339

Minister of Education and Child Care	Ministry of Education and Child Care	10,029,589	10,029,589

Minister of Emergency Management and Climate Readiness	Ministry of Emergency Management and Climate Readiness	110,823	110,823

Minister of Energy and Climate Solutions	Ministry of Energy and Climate Solutions	89,684	89,684

Minister of Environment and Parks	Ministry of Environment and Parks	166,121	166,121

Minister of Finance[1]	Ministry of Finance	526,644
	Management of Public Funds and Debt	3,797,749
	Contingencies	5,000,000
	Capital Funding	50,000
	Commissions on Collection of Public Funds	1
	Allowances for Doubtful Revenue Accounts	1
	Tax Transfers	2,466,000	11,840,395

[1]	The Ministers of Finance; Housing and Municipal Affairs; Infrastructure; and Tourism, Arts, Culture and Sport each have operating expense accountability for a portion of the Capital Funding Vote. These accountabilities have been allocated according to the distribution shown in Vote 49.

ESTIMATES, 26/27

SUMMARY OF MINISTERIAL ACCOUNTABILITY FOR OPERATING EXPENSES (Continued)	Schedule F

(for the Fiscal Year Ending March 31, 2027)

($000)

		Voted Appropriation	2026/27
		Operating	Estimated
Minister Responsible	Voted Appropriations in 2026/27 Estimates	Expenses (net)	Amount
Minister of Forests	Ministry of Forests	642,100
	Forest Practices Board	4,062	646,162

Minister of Health	Ministry of Health	35,968,875	35,968,875

Minister of Housing and Municipal Affairs[1]	Ministry of Housing and Municipal Affairs	1,683,425
	Capital Funding	791,983	2,475,408

Minister of Indigenous Relations and Reconciliation	Ministry of Indigenous Relations and Reconciliation	180,025	180,025

Minister of Infrastructure[1]	Ministry of Infrastructure	420,514
	Capital Funding	5,283,904	5,704,418

Minister of Jobs and Economic Growth	Ministry of Jobs and Economic Growth	72,704	72,704

Minister of Labour	Ministry of Labour	23,672	23,672

Minister of Mining and Critical Minerals	Ministry of Mining and Critical Minerals	57,304	57,304

Minister of Post-Secondary Education and Future Skills	Ministry of Post-Secondary Education and Future Skills	3,580,561	3,580,561

Minister of Public Safety and Solicitor General	Ministry of Public Safety and Solicitor General	1,085,591	1,085,591

Minister of Social Development and Poverty Reduction	Ministry of Social Development and Poverty Reduction	5,976,762	5,976,762

Minister of Tourism, Arts, Culture and Sport[1]	Ministry of Tourism, Arts, Culture and Sport	183,761
	Capital Funding	27,279	211,040

Minister of Transportation and Transit	Ministry of Transportation and Transit	1,196,576	1,196,576

Minister of Water, Land and Resource Stewardship	Ministry of Water, Land and Resource Stewardship	201,199	201,199
	Total Estimated Amount		84,096,000
	Not Applicable
	Legislative Assembly	140,386
	Officers of the Legislature	121,101
	Total Voted Appropriations	84,357,487

[1]	The Ministers of Finance; Housing and Municipal Affairs; Infrastructure; and Tourism, Arts, Culture and Sport each have operating expense accountability for a portion of the Capital Funding Vote. These accountabilities have been allocated according to the distribution shown in Vote 49.

ESTIMATES, 26/27

ESTIMATED CONSOLIDATED REVENUE FUND OPERATING RESULT [1]	Schedule G

GENERAL FUND

($000)

Estimates [2]	Updated Forecast [2]		Estimates
2025/26	2025/26		2026/27
		Revenue Summary [3]
48,800,000	48,293,000	Taxation revenue	49,784,000
2,449,000	2,064,000	Natural resource revenue	2,694,000
1,882,580	4,500,488	Other revenue	1,887,903
11,122,000	10,479,000	Contributions from the Federal government	11,058,000
2,122,000	2,050,000	Contributions from the self-supported Crown corporations	2,065,000
66,375,580	67,386,488	Total General Fund Revenue	67,488,903

		Expense Summary [4]
138,852	138,852	Legislative Assembly	140,386
99,775	99,775	Officers of the Legislature	121,101
17,627	17,627	Office of the Premier	15,334
151,155	151,155	Ministry of Agriculture and Food	134,721
871,654	871,654	Ministry of Attorney General	896,978
2,400,492	2,400,492	Ministry of Children and Family Development	2,711,928
758,844	758,844	Ministry of Citizens’ Services	741,339
9,774,998	9,778,998	Ministry of Education and Child Care	10,068,764
115,802	441,802	Ministry of Emergency Management and Climate Readiness	110,823
107,469	107,469	Ministry of Energy and Climate Solutions	109,001
213,859	224,417	Ministry of Environment and Parks	214,111
1,537,068	1,581,883	Ministry of Finance	1,144,748
898,244	1,325,197	Ministry of Forests	909,606
35,016,652	35,016,652	Ministry of Health	36,116,125
1,534,691	1,534,691	Ministry of Housing and Municipal Affairs	1,712,826
186,032	186,032	Ministry of Indigenous Relations and Reconciliation	182,234
420,585	420,585	Ministry of Infrastructure	420,514
85,651	85,651	Ministry of Jobs and Economic Growth	110,404
24,201	24,201	Ministry of Labour	23,672
57,457	70,268	Ministry of Mining and Critical Minerals	57,304
3,509,837	3,509,837	Ministry of Post-Secondary Education and Future Skills	3,580,561
1,104,164	1,104,164	Ministry of Public Safety and Solicitor General	1,100,313
5,705,485	5,705,485	Ministry of Social Development and Poverty Reduction	5,976,762
190,794	190,794	Ministry of Tourism, Arts, Culture and Sport	189,191
1,177,353	1,177,353	Ministry of Transportation and Transit	1,196,576
197,431	197,431	Ministry of Water, Land and Resource Stewardship	201,699
2,762,120	2,886,665	Management of Public Funds and Debt	3,797,749
14,670,708	12,104,026	Other Appropriations	13,623,230
83,729,000	82,112,000	Total Appropriations	85,608,000
(24,000)	(24,000)	Elimination of transactions between appropriations [5]	(23,000)
—	(31,000)	Reversal of prior year over accruals	—
83,705,000	82,057,000	Total General Fund Expense	85,585,000
(17,329,420)	(14,670,512)	General Fund Operating Result	(18,096,097)

[1]	Figures other than appropriations have been rounded to the nearest million.

[2]	The 2025/26 Estimates and Updated Forecast amounts have been restated to be consistent with the 2026/27 Estimates presentation. See Significant Presentation Changes in Summary Information section for details.

[3]	Excludes revenue collected for, and transferred to, other entities (see Schedule E).

[4]	Expenses are reported after deducting cost recoveries received from other entities within, and external to, the General Fund.

[5]	Reflects payments made under an agreement where an expense from a voted appropriation is recorded as revenue by a special account.

ESTIMATES, 26/27

ESTIMATED CONSOLIDATED REVENUE FUND OPERATING RESULT	Schedule G

BC PROSPERITY FUND

($000)

Estimates [2]	Updated Forecast [2]		Estimates
2025/26	2025/26		2026/27
Revenue Summary
24,420	21,512	Investment earnings	19,097
—	—	Transfers from the General Fund	—
24,420	21,512	Total BC Prosperity Fund Revenue	19,097

Expense Summary
—	—	Eliminating taxpayer-supported debt	—
—	—	Reducing cost burdens on families	—
—	—	Investing in health care, education and transportation	—
—	—	Other priorities	—
—	—	Transfers to the General Fund	—
—	—	Total BC Prosperity Fund Expense	—
24,420	21,512	BC Prosperity Fund Operating Result	19,097

ESTIMATED CONSOLIDATED REVENUE FUND OPERATING RESULT 1

CONSOLIDATED REVENUE FUND SUMMARY

($000)

Estimates [2]	Updated Forecast [2]		Estimates
2025/26	2025/26		2026/27
		Revenue Summary [3]
66,375,580	67,386,488	General Fund revenue	67,488,903
24,420	21,512	BC Prosperity Fund revenue	19,097
—	—	Elimination of inter-fund transfers	—
66,400,000	67,408,000	Total Consolidated Revenue Fund Revenue	67,508,000

		Expense Summary [4]
83,705,000	82,057,000	General Fund expense	85,585,000
—	—	BC Prosperity Fund expense	—
—	—	Elimination of inter-fund transfers	—
83,705,000	82,057,000	Total Consolidated Revenue Fund Expense	85,585,000
(17,305,000)	(14,649,000)	Consolidated Revenue Fund Operating Result	(18,077,000)

[1]	Figures other than appropriations have been rounded to the nearest million.

[2]	The 2025/26 Estimates and Updated Forecast amounts have been restated to be consistent with the 2026/27 Estimates presentation. See Significant Presentation Changes in Summary Information section for details.

[3]	Excludes revenue collected for, and transferred to, other entities (see Schedule E).

[4]	Expenses are reported after deducting cost recoveries received from other entities within, and external to, the Consolidated Revenue Fund.

ESTIMATES, 26/27

MAJOR SERVICE DELIVERY AGENCIES ESTIMATED REVENUES AND EXPENSES [1]	Schedule H

($000)

Estimates	Updated Forecast		Estimates
2025/26	2025/26		2026/27
		School Districts
9,407,100	9,614,300	Revenue	9,712,500
(9,361,200)	(9,522,700)	Expense	(9,605,600)
45,900	91,600		106,900
		Universities
7,442,800	7,335,800	Revenue	7,436,700
(7,332,700)	(7,200,900)	Expense	(7,349,900)
110,100	134,900		86,800
		Colleges and Institutes
1,782,900	1,813,900	Revenue	1,725,400
(1,849,500)	(1,852,900)	Expense	(1,778,800)
(66,600)	(39,000)		(53,400)
		Health Authorities and Hospital Societies
30,509,000	30,605,000	Revenue	31,297,000
(30,509,000)	(30,605,000)	Expense	(31,297,000)
—	—		—
		Community Living British Columbia
1,847,600	1,854,500	Revenue	1,930,700
(1,847,600)	(1,854,500)	Expense	(1,930,700)
—	—		—
		British Columbia Housing Management Commission
2,645,700	2,678,100	Revenue	2,476,800
(2,568,900)	(2,534,100)	Expense	(2,323,500)
76,800	144,000		153,300
		B.C. Pavilion Corporation
169,700	172,800	Revenue	200,900
(183,800)	(181,400)	Expense	(207,500)
(14,100)	(8,600)		(6,600)
		British Columbia Transit
533,100	508,900	Revenue	558,800
(527,200)	(508,900)	Expense	(558,800)
5,900	—		—
		BC Transportation Financing Authority
715,100	704,500	Revenue	736,000
(2,194,000)	(2,031,900)	Expense	(2,396,800)
(1,478,900)	(1,327,400)		(1,660,800)

[1]	Figures have been rounded to the nearest one hundred thousand.

ESTIMATES, 26/27

ESTIMATED TAXPAYER-SUPPORTED STAFF UTILIZATION [1]	Schedule I

(for the Fiscal Year Ending March 31, 2027)

(FTEs)

	Updated
Estimates	Forecast [2]		Estimates
2025/26	2025/26		2026/27
38,900	37,500	Ministries and special offices (General Fund)	37,700
9,486	10,155	Service delivery agencies [3]	9,369
48,386	47,655	Total taxpayer-supported staff utilization	47,069

[1]	Full-time equivalents (FTEs), a measure of staff employment, are calculated by dividing the total hours of employment paid for in a given period by the number of hours an individual full-time person would normally work in that period. This does not equate to the physical number of employees. For example, two half-time employees would equal one FTE; or alternatively three FTEs may represent two full-time employees who have worked sufficient overtime hours to equal an additional FTE.

[2]	2025/26 Forecast accounts for the estimated impact of hiring restrictions and job action.

[3]	Service delivery agency FTE amounts do not include education and health sector organizations (SUCH sector) staff employment, per requirements of the Budget Transparency and Accountability Act.

ESTIMATES, 26/27

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Operating expenses for special offices, ministries, and other appropriations are presented in the Estimates based on a group account classification system. Each group account represents a broad category of expenses and is composed of specific components (standard object of expense). A supplementary publication, Supplement to the Estimates, provides details for each special office, ministry, and other appropriation at the standard object of expense level. Both publications can be found on the Government of British Columbia’s budget website at https://www.bcbudget.gov.bc.ca/. The group account classification system is described below in more detail.

Salaries and Benefits

•	Base Salaries − includes the cost of base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

•	Supplementary Salary Costs − includes the cost of extra pay for certain types of work, such as shift differential, premiums, and allowances.

•	Employee Benefits − includes the cost of employer contributions to employee benefit plans, pensions, and other expenses related to employee salaries. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

•	Legislative Salaries and Indemnities − includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

Operating Costs

•	Boards, Commissions and Courts − Fees and Expenses − includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

•	Public Servant Travel − includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

•	Centralized Management Support Services − includes central agency charges to ministries for services, such as legal services.

•	Professional Services − includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

•	Information Systems − Operating − includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

•	Office and Business Expenses − includes supplies and services required for the operation of offices.

•	Informational Advertising and Publications − includes costs associated with non-statutory advertising and general publications.

•	Statutory Advertising and Publications − includes costs associated with special notices and publications required by statute and regulations.

•	Utilities, Materials and Supplies − includes the cost of services, such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

•	Operating Equipment and Vehicles − includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

•	Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

•	Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

•	Building Occupancy Charges − includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

ESTIMATES, 26/27

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS (Continued)

Government Transfers

•	Transfers − Grants − includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

•	Transfers – Entitlements − includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulation.

•	Transfers – Shared Cost Arrangements − includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

Other Expenses

•	Transfers Between Votes and Special Accounts − includes transfers (payments) between a vote and a special account.

•	Interest on the Public Debt − includes only interest payments on the direct provincial debt borrowed for government purposes.

•	Other Expenses − includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

Internal Recoveries

•	Recoveries Between Votes and Special Accounts − includes recoveries between a vote and a special account.

•	Recoveries Within the Consolidated Revenue Fund − includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

External Recoveries

•	Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

•	Recoveries External to the Government Reporting Entity − includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Capital expenditures for special offices, ministries, and other appropriations are presented in the Estimates under Capital Expenditures and in Schedule C. The Supplement to the Estimates provides details for capital expenditures by each special office, ministry, and other appropriation based on the category of the assets acquired. The categorization of assets is described below.

•	Land – includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

•	Land Improvements – includes the capital costs for improvements to dams and water management systems and recreation areas.

•	Buildings – includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

•	Specialized Equipment – includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

•	Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.

•	Vehicles – includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

•	Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

•	Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.

•	Roads – includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

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Ministry of Finance

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